1

                  CREDIT, SECURITY AND GUARANTY AGREEMENT

                        Dated as of March 15, 1995

                                   among

                                 UCA CORP.
                         ADELPHIA CABLE T.V., INC.
                       LORAIN CABLE TELEVISION, INC.
               MULTI-CHANNEL T.V. CABLE COMPANY OF VIRGINIA
                    VAN BUREN COUNTY CABLEVISION, INC.
                         GRAND ISLAND CABLE, INC.
                    ULTRACOM OF MONTGOMERY COUNTY, INC.
                               as Borrowers

                                    and

              THE SUBSIDIARIES OF THE BORROWERS NAMED HEREIN
                               as Guarantors

                                    and

                      THE LENDERS REFERRED TO HEREIN

                                    and

                             SOCIETE GENERALE
                      PNC BANK, NATIONAL ASSOCIATION
                FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                   CREDIT LYONNAIS CAYMAN ISLAND BRANCH
                            as Managing Agents

and

SOCIETE GENERALE
as Structuring Agent

and

PNC BANK, NATIONAL ASSOCIATION
as Syndication Agent

and

CREDIT LYONNAIS CAYMAN ISLAND BRANCH
as Documentation Agent

                                    and

               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                          as Administrative Agent

                             TABLE OF CONTENTS



1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

2.  THE LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 2.1.   Commitments. . . . . . . . . . . . . . . . . . . . . 21
     SECTION 2.2.   Loans. . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 2.3.   Use of Proceeds. . . . . . . . . . . . . . . . . . . 22
     SECTION 2.4.   Borrowing Procedure. . . . . . . . . . . . . . . . . 22
     SECTION 2.5.   Continuation and Conversion
                  of Loans.. . . . . . . . . . . . . . . . . . . . . . . 23
     SECTION 2.6.   Fees.. . . . . . . . . . . . . . . . . . . . . . . . 24
     SECTION 2.7.   Notes; Repayment of Loans. . . . . . . . . . . . . . 24
     SECTION 2.8.   Interest on Loans. . . . . . . . . . . . . . . . . . 25
     SECTION 2.9.   Interest on Event of Default.. . . . . . . . . . . . 25
     SECTION 2.10.  Alternate Rate of Interest.. . . . . . . . . . . . . 26
     SECTION 2.11.  Termination and Reduction
                  of Commitments . . . . . . . . . . . . . . . . . . . . 27
     SECTION 2.12.  Prepayment of Loans. . . . . . . . . . . . . . . . . 28
     SECTION 2.13.  Reserve Costs. . . . . . . . . . . . . . . . . . . . 29
     SECTION 2.14.  Reserve Requirements; Change
                  in Circumstances.. . . . . . . . . . . . . . . . . . . 29
     SECTION 2.15.  Change in Legality.  . . . . . . . . . . . . . . . . 32
     SECTION 2.16.  Reimbursement of Lenders.. . . . . . . . . . . . . . 32
     SECTION 2.17.  Pro Rata Treatment.. . . . . . . . . . . . . . . . . 33
     SECTION 2.18.  Right of Setoff. . . . . . . . . . . . . . . . . . . 34
     SECTION 2.19.  Manner of Payments.. . . . . . . . . . . . . . . . . 34
     SECTION 2.20.  United States Withholding. . . . . . . . . . . . . . 34
     SECTION 2.21.  Interest Adjustments.. . . . . . . . . . . . . . . . 36

3.  REPRESENTATIONS AND WARRANTIES OF BORROWERS. . . . . . . . . . . . . 36
     SECTION 3.1.   Corporate Existence and
                  Power. . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 3.2.   Corporate Authority and No
                  Violation. . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 3.3.   Governmental and Other
                   Approval and Consents.. . . . . . . . . . . . . . . . 37
     SECTION 3.4.   Financial Condition of
                   Borrowers and Oxford. . . . . . . . . . . . . . . . . 38
     SECTION 3.5.   No Material Adverse Change.. . . . . . . . . . . . . 38
     SECTION 3.6.   Subsidiaries.. . . . . . . . . . . . . . . . . . . . 38
     SECTION 3.7.   Copyrights, Patents and Other
                   Rights. . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 3.8.   Fictitious Names.. . . . . . . . . . . . . . . . . . 39
     SECTION 3.9.   Title to Properties. . . . . . . . . . . . . . . . . 39
     SECTION 3.10.  UCC Filing Information.. . . . . . . . . . . . . . . 39
     SECTION 3.11.  Litigation.. . . . . . . . . . . . . . . . . . . . . 40
     SECTION 3.12.  Federal Reserve Regulations. . . . . . . . . . . . . 40
     SECTION 3.13.  Investment Company Act.. . . . . . . . . . . . . . . 40
     SECTION 3.14.  Enforceability.. . . . . . . . . . . . . . . . . . . 40
     SECTION 3.15.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 3.16.  Maintenance of Plans.. . . . . . . . . . . . . . . . 41
     SECTION 3.17.  Agreements.. . . . . . . . . . . . . . . . . . . . . 41
     SECTION 3.18.  Indebtedness.. . . . . . . . . . . . . . . . . . . . 41
     SECTION 3.19.  Disclosure.. . . . . . . . . . . . . . . . . . . . . 42
     SECTION 3.20.  Environmental Liabilities. . . . . . . . . . . . . . 42
     SECTION 3.21.  Security Interest. . . . . . . . . . . . . . . . . . 43
     SECTION 3.22.  Franchises; FCC and Copyright
                  Matters. . . . . . . . . . . . . . . . . . . . . . . . 43
     SECTION 3.23.  Labor Matters. . . . . . . . . . . . . . . . . . . . 44
     SECTION 3.24.  Quarterly Subscriber Report. . . . . . . . . . . . . 45

4.  CONDITIONS OF LENDING. . . . . . . . . . . . . . . . . . . . . . . . 45
     SECTION 4.1.   Conditions Precedent to
                  Initial Loans. . . . . . . . . . . . . . . . . . . . . 45
     SECTION 4.2.   Conditions Precedent to Each
                  Loan.. . . . . . . . . . . . . . . . . . . . . . . . . 49

5.  AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . 49
     SECTION 5.1.   Financial Statements, Reports,
                  etc. . . . . . . . . . . . . . . . . . . . . . . . . . 49
     SECTION 5.2.   Corporate Existence;
                  Compliance with Statutes.. . . . . . . . . . . . . . . 52
     SECTION 5.3.   Insurance. . . . . . . . . . . . . . . . . . . . . . 52
     SECTION 5.4.   Taxes and Charges;
                  Indebtedness in Ordinary
                  Course of Business.. . . . . . . . . . . . . . . . . . 53
     SECTION 5.5.   ERISA Compliance and Reports.. . . . . . . . . . . . 53
     SECTION 5.6.   Access to Books and Records;
                   Examinations. . . . . . . . . . . . . . . . . . . . . 54
     SECTION 5.7.   Maintenance of Properties. . . . . . . . . . . . . . 54
     SECTION 5.8.   Material Changes.. . . . . . . . . . . . . . . . . . 54
     SECTION 5.9.   Environmental Laws.. . . . . . . . . . . . . . . . . 55
     SECTION 5.10.  Performance of Obligations.. . . . . . . . . . . . . 55
     SECTION 5.11.  Interest Rate Protection.. . . . . . . . . . . . . . 56
     SECTION 5.12.  Corporate Name; Chief
                  Executive Office.. . . . . . . . . . . . . . . . . . . 56
     SECTION 5.13.  Further Assurances; Security
                  Interests. . . . . . . . . . . . . . . . . . . . . . . 56

6.  NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . 57
     SECTION 6.1.   Limitation on Indebtedness.. . . . . . . . . . . . . 57
     SECTION 6.2.   Limitation on Guaranties.. . . . . . . . . . . . . . 58
     SECTION 6.3.   Changes in Business. . . . . . . . . . . . . . . . . 58
     SECTION 6.4.   Consolidation, Merger. . . . . . . . . . . . . . . . 59
     SECTION 6.5.   Limitation on Sale of Assets,
                  Acquisitions.. . . . . . . . . . . . . . . . . . . . . 59
     SECTION 6.6.   Limitations on Liens.. . . . . . . . . . . . . . . . 60
     SECTION 6.7.   Receivables. . . . . . . . . . . . . . . . . . . . . 61
     SECTION 6.8.   Sale and Leaseback.. . . . . . . . . . . . . . . . . 61
     SECTION 6.9.   ERISA Compliance.. . . . . . . . . . . . . . . . . . 62
     SECTION 6.10.  Transactions with Affiliates.. . . . . . . . . . . . 62
     SECTION 6.11.  Hazardous Materials. . . . . . . . . . . . . . . . . 62
     SECTION 6.12.  Limitation on Restrictions on
                  Subsidiary Dividends and other
                  Distributions, etc.. . . . . . . . . . . . . . . . . . 63
     SECTION 6.13.  No Further Negative Pledges. . . . . . . . . . . . . 63
     SECTION 6.14.  Executive Offices. . . . . . . . . . . . . . . . . . 63
     SECTION 6.15.  Subsidiaries.. . . . . . . . . . . . . . . . . . . . 64
     SECTION 6.16.  Senior Funded Debt Ratio.. . . . . . . . . . . . . . 64
     SECTION 6.17.  Fixed Charges Ratio. . . . . . . . . . . . . . . . . 64
     SECTION 6.18.  Interest Expense Ratio.. . . . . . . . . . . . . . . 64
     SECTION 6.19.  Pro Forma Debt Service Ratio.. . . . . . . . . . . . 64
     SECTION 6.20.  Accounting Practices.. . . . . . . . . . . . . . . . 65
     SECTION 6.21.  Restricted Payments. . . . . . . . . . . . . . . . . 65
     SECTION 6.22.  Limitation on Loans and
                  Investment.. . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 6.23.  Management Agreements,
                  Franchises.. . . . . . . . . . . . . . . . . . . . . . 66
     SECTION 6.24.  Management Fees. . . . . . . . . . . . . . . . . . . 66

7.  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . 67

8.  GRANT OF SECURITY INTEREST; REMEDIES . . . . . . . . . . . . . . . . 69
     SECTION 8.1.   Security Interests.. . . . . . . . . . . . . . . . . 69
     SECTION 8.2.   Use of Collateral. . . . . . . . . . . . . . . . . . 69
     SECTION 8.3.   Application of Proceeds. . . . . . . . . . . . . . . 69
     SECTION 8.4.   Collections, etc.. . . . . . . . . . . . . . . . . . 70
     SECTION 8.5.   Possession, Sale of
                  Collateral, etc. . . . . . . . . . . . . . . . . . . . 70
     SECTION 8.6.   Application of Proceeds
                  on Default.. . . . . . . . . . . . . . . . . . . . . . 71
     SECTION 8.7.   Power of Attorney. . . . . . . . . . . . . . . . . . 72
     SECTION 8.8.   Financing Statements, Direct
                  Payments, Confirmation of
                  Receivables and Audit Rights.  . . . . . . . . . . . . 72
     SECTION 8.9.   Further Assurances.. . . . . . . . . . . . . . . . . 73
     SECTION 8.10.  Termination. . . . . . . . . . . . . . . . . . . . . 73
     SECTION 8.11.  Remedies Not Exclusive.. . . . . . . . . . . . . . . 73
     SECTION 8.12.  Regulatory Approvals.. . . . . . . . . . . . . . . . 73

9.  GUARANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
     SECTION 9.1.   Guaranty.. . . . . . . . . . . . . . . . . . . . . . 74
     SECTION 9.2.   No Impairment of Guaranty,
                 etc.. . . . . . . . . . . . . . . . . . . . . . . . . . 75
     SECTION 9.3.   Continuation and
                  Reinstatement, etc.. . . . . . . . . . . . . . . . . . 76
     SECTION 9.4.   Limitation on Guaranteed
                  Amount etc.. . . . . . . . . . . . . . . . . . . . . . 76

10.  JOINT AND SEVERAL LIABILITY OF THE BORROWERS. . . . . . . . . . . . 77

11.  THE ADMINISTRATIVE AGENT  . . . . . . . . . . . . . . . . . . . . . 77
     SECTION 11.1.  Administration by Administrative
                  Agent. . . . . . . . . . . . . . . . . . . . . . . . . 77
     SECTION 11.2.  Advances and Payments. . . . . . . . . . . . . . . . 78
     SECTION 11.3.  Sharing of Setoffs and Cash
                  Collateral.. . . . . . . . . . . . . . . . . . . . . . 78
     SECTION 11.4.  Notice to the Lenders. . . . . . . . . . . . . . . . 79
     SECTION 11.5.  Liability of Administrative
                  Agent. . . . . . . . . . . . . . . . . . . . . . . . . 79
     SECTION 11.6.  Reimbursement and
                  Indemnification. . . . . . . . . . . . . . . . . . . . 80
     SECTION 11.7.  Rights of Administrative
                  Agent. . . . . . . . . . . . . . . . . . . . . . . . . 80
     SECTION 11.8.  Independent Investigation by
                  Lenders. . . . . . . . . . . . . . . . . . . . . . . . 80
     SECTION 11.9.  Notice of Transfer.. . . . . . . . . . . . . . . . . 81
     SECTION 11.10. Successor Administrative
                  Agent. . . . . . . . . . . . . . . . . . . . . . . . . 81


12.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
     SECTION 12.1.  Notices. . . . . . . . . . . . . . . . . . . . . . . 81
     SECTION 12.2.  Survival of Agreement,
                  Representations and
                  Warranties, etc. . . . . . . . . . . . . . . . . . . . 82
     SECTION 12.3.  Successors and Assigns;
                  Syndications; Loan Sales;
                  Participations.. . . . . . . . . . . . . . . . . . . . 82
     SECTION 12.4.  Expenses; Documentary Taxes. . . . . . . . . . . . . 85
     SECTION 12.5.  Indemnity. . . . . . . . . . . . . . . . . . . . . . 86
     SECTION 12.6.  Choice of Law. . . . . . . . . . . . . . . . . . . . 86
     SECTION 12.7.  No Waiver. . . . . . . . . . . . . . . . . . . . . . 86
     SECTION 12.8.  Extension of Maturity. . . . . . . . . . . . . . . . 87
     SECTION 12.9.  Amendments, etc. . . . . . . . . . . . . . . . . . . 87
     SECTION 12.10. Severability.. . . . . . . . . . . . . . . . . . . . 87
     SECTION 12.11. Service of Process; Waiver of
                 Jury Trial. . . . . . . . . . . . . . . . . . . . . . . 88
     SECTION 12.12. Headings.. . . . . . . . . . . . . . . . . . . . . . 89
     SECTION 12.13. Execution in Counterparts. . . . . . . . . . . . . . 89
     SECTION 12.14. Entire Agreement.. . . . . . . . . . . . . . . . . . 89

SCHEDULES

2.1  Commitments
3.3  Required Filings, Governmental Approvals
3.6  Subsidiaries
3.7  Proprietary Rights
3.8  Fictitious Names
3.10 Principal Executive Offices/Location
     of Collateral
3.11 Litigation
3.16 Plans
3.18 Existing Indebtedness and Guaranties
3.20 Environmental Liabilities
3.22(a)   Systems and Franchises
3.22(d)   Oxford Consents
3.22(f)   Pending FCC Matters
6.6  Existing Liens
6.12 Existing Restrictions on Subsidiary
     Dividends and other Distributions


EXHIBITS

A    Form of Note
B-1  Form of Opinion of counsel to the Borrowers
B-2  Form of Opinion of General Counsel
B-3  Form of Opinion of FCC Counsel to the Borrowers
B-4  Form of Opinion of Local Counsel
C    Form of Assignment and Acceptance
D    Form of Compliance Certificate
E-1  Form of Adelphia Pledge Agreement
E-2  Form of Debtor Pledge Agreement
F-1  Form of Management Subordination Agreement
F-2  Form of Affiliate Subordination Agreement
G    Form of Quarterly Subscriber Report
H    Form of Contribution Agreement

                              CREDIT, SECURITY AND GUARANTY AGREEMENT
                         (the "Agreement") dated as of March 15, 1995, among (i) UCA CORP., a Delaware corporation ("UCA"), ADELPHIA CABLE T.V., INC., a Pennsylvania corporation ("ACTV"), LORAIN CABLE TELEVISION, INC., an Ohio corporation ("Lorain"), MULTI-CHANNEL T.V. CABLE COMPANY OF VIRGINIA, a Delaware corporation ("Multi-Channel"), VAN BUREN COUNTY CABLEVISION, INC.,
                         a    Michigan corporation ("Van Buren"), GRAND
                         ISLAND CABLE, INC., a Delaware     corporation
                         ("Grand Island")and ULTRACOM OF MONTGOMERY
                         COUNTY, INC., a Pennsylvania corporation
                         ("UltraCom") (ii) the SUBSIDIARIES named herein, (iii) the LENDERS referred to herein,
                         (iv) SOCIETE GENERALE, PNC BANK, NATIONAL
                         ASSOCIATION, FIRST UNION NATIONAL BANK OF
                         NORTH CAROLINA and CREDIT LYONNAIS CAYMAN
                         ISLAND BRANCH, as Managing Agents, (v) SOCIETE GENERALE, as Structuring Agent, (vi) PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent,
                         (vii) CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Documentation Agent and (viii) FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as administrative agent (the "Administrative Agent") for the Lenders.


                          INTRODUCTORY STATEMENT


          The Borrowers have requested that the Lenders establish a $200,000,000 reducing revolving credit facility pursuant to which Loans may be made to the Borrowers (i) to repay certain existing indebtedness of UCA and ACTV in an aggregate amount not to exceed $65,000,000; (ii) to provide financing for the acquisition from Chauncey of Lorain, Multi-Channel and Van Buren in an aggregate amount not to exceed $65,000,000; (iii) to refinance certain intercompany indebtedness of Grand Island to Adelphia in an aggregate amount not to exceed $21,000,000; (iv) for capital expenditures; and (v) for working capital and general corporate purposes of the Borrowers and their respective Restricted Subsidiaries.

          To provide assurance for the repayment of the Loans and all other Obligations of the Borrowers hereunder, Adelphia, the Borrowers and/or their respective Restricted Subsidiaries will provide to the Administrative Agent, for the benefit of the Lenders, the following (each as more fully described herein):

          (i) a first priority security interest in all of the Debtors' personal property, tangible or intangible whether now owned or hereafter acquired on the terms set forth in Article 8 hereof;

         (ii)  a guaranty of the Obligations by the Guarantors pursuant to
Article 9 hereof;

        (iii) a pledge by Adelphia of all of the issued and outstanding shares of the Capital Stock of the Borrowers on the terms set forth in the Adelphia Pledge Agreement; and

         (iv) a pledge by the Debtors of the issued and outstanding shares of the Capital Stock of their respective Restricted Subsidiaries on the terms set forth in the Debtor Pledge Agreement.


          Subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as agent for the Lenders, and each Lender is willing to make Loans to the Borrowers.

          Accordingly, the parties hereto hereby agree as follows:

1.  DEFINITIONS

          For the purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the New York Uniform Commercial Code and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article 2.

          "ACI" shall mean Adelphia Cablevision, Inc., a Pennsylvania corporation.

          "Acquisition" shall mean, as to any Person, (i) any acquisition by such Person of the Capital Stock of any other Person which owns or operates a System, provided that such other Person shall, as a result of such acquisition, become a Subsidiary of such Person and the accounts of such Subsidiary shall be consolidated with such Person in accordance with GAAP or (ii) any acquisition by such Person of a System.

          "Active Plant" shall mean a coaxial or fiber optic television cable, together with all amplifiers and electronics, which has been connected to a headend and has been energized and which is capable of carrying television signals to subscribers with only the addition of a drop line from such television cable to the Homes of such subscribers.

          "ACTV/UCA Credit Agreement" shall be as defined in
Section 4.1(1).

          "Adelphia" shall mean Adelphia Communications Corporation, a Delaware corporation.

          "Adelphia Pledge Agreement" shall mean the Pledge Agreement substantially in the form of Exhibit E-1, to be executed by Adelphia and delivered to the Administrative Agent, as the same may be amended or supplemented from time to time.

          "Affiliate" shall mean any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Borrowers. For purposes of this definition, a Person shall be deemed to be "controlled by" another if such latter Person possesses, directly or indirectly, power either to (i) vote 5% or more of the securities having ordinary voting power for the election of directors of such controlled Person or (ii) direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

          "Affiliate Subordination Agreement" shall mean the Subordination Agreement substantially in the form of Exhibit F-2, to be entered into by certain Affiliates of the Borrowers and the Administrative Agent, as the same may be amended or supplemented from time to time.

          "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards to the nearest 1/100 of 1% if not already an integral multiple of 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect for such day or (b) the Federal Funds Effective Rate in effect for such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate per annum announced by the Administrative Agent from time to time as its prime rate. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Prime Rate shall be effective on the date such change in the Prime Rate is announced as effective. For purposes hereof, "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of the Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Federal Funds Effective Rate shall be effective on the effective date of such change in the Federal Funds Effective Rate.

          "Annualized Operating Cash Flow" shall mean, at any date at which it is to be determined, Operating Cash Flow for the most recently completed fiscal quarter for which the Lenders have received financial statements and a Compliance Certificate pursuant to Section 5.1 multiplied by four.

          "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

          "Applicable Margin" shall mean, at any date at which it is to be determined, in the case of each ABR Loan, LIBOR Loan and CD Loan, the applicable rate per annum set forth in the relevant column below opposite the Senior Funded Debt Ratio at the date of determination:

  Senior Funded Debt Ratio                    Applicable Margin

 greater than or                     ABR      LIBOR        CD
  equal to   less than             Loan      Loan         Loan

  5.50:1                              .875%   1.875%     2.125%
  5.00:1    5.50:1                    .675%   1.625%     1.875%
  4.50:1    5.00:1                    .375%   1.375%     1.625%
  4.00:1    4.50:1                    .125%   1.125%     1.375%
            4.00:1                    .000%    .875%     1.125%

Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent effective on the third Business Day after receipt by the Administrative Agent of financial statements for the Borrowers and the accompanying Compliance Certificate required under Section 5.1 setting forth the Senior Funded Debt Ratio as of the most recent fiscal quarter end; provided, however, that any increase in the Applicable Margin shall be retroactive to the day the Administrative Agent should have received the financial statements and Compliance Certificate required under Section 5.1.

          "Assessment Rate" shall mean, for any day, the net annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) as most recently estimated by the Administrative Agent for determining the then current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Administrative Agent's domestic offices.

          "Asset Sale" shall mean, as to any Person, any sale or other disposition (including any sale and leaseback of assets, and any mortgage or lease of real property), or any series of related sales or other dispositions, subsequent to the Closing Date of any property of such Person, including any sale or other disposition of a System and/or Franchise owned or operated by such Person.

          "Assignment and Acceptance" shall mean an agreement in the form of Exhibit C, executed by the assignor, assignee and the other parties as contemplated thereby.

          "Authorized Signatory" shall mean, as to each Borrower, such senior personnel of such Borrower as may be duly authorized and designated in writing by such Borrower to execute documents, agreements and instruments on its behalf.

          "Available Cash Flow" shall mean, with respect to any Rolling Period for which it is to be determined, the sum of (i) Operating Cash Flow for such Rolling Period plus (ii) the Excess Cash Balance as of the beginning of the Rolling Period.

          "Basic Subscriber" shall mean all of the following to the extent they receive basic cable television service provided by the Systems owned or operated by a Borrower or any of its Restricted Subsidiaries and pay at least the minimum monthly basic service rate: (a) private residential customer accounts which are not more than sixty days past due (including those of employees of such Borrower and its Subsidiaries and Affiliates and regardless of whether the service is provided in single family homes or in individually billed units in multi-unit buildings, but excluding "second connects" or "additional outlets" as such terms are commonly understood in the cable television industry), each of which shall be counted as one Basic Subscriber; and (b) commercial and bulk-billed accounts which are not more than sixty days past due, such as hotels, motels, apartment houses and multifamily homes, provided that the number of Basic Subscribers serviced by each commercial or bulk-billed account shall be determined as the quotient of the monthly basic service revenue derived from such commercial or bulk-billed account (excluding any charges for taxes or other nonrecurring items) divided by the predominant monthly fees and charges derived from the provision of "basic service" as that term is commonly understood in the cable television industry (excluding any charges for additional outlets and installation fees and revenues derived from the rental of converters, remote control devices and other like charges for equipment).

          "Board" shall mean the Board of Governors of the Federal Reserve
System.

          "Borrowers" shall mean UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom.

          "Borrowing" shall mean a group of Loans of a single Interest Rate Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the States of New York and North Carolina are permitted to close; provided, however, that when used in connection with a LIBOR Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

          "Cable Act" shall mean the Cable Communications Policy Act of 1984 and the Cable Television Consumer Protection Act of 1992 and the rules and regulations promulgated thereunder as now and hereafter in effect, or any successor provision thereto.

          "Capital Contribution" shall mean, for any period for which such amount is being determined, the sum of any cash investments in the Borrowers and their respective Restricted Subsidiaries subsequent to the Closing Date, whether in the form of equity by Adelphia, the Rigas Family or any of the Borrowers' Affiliates or in the form of Subordinated Debt.

          "Capital Expenditures" shall mean, with respect to any Person for any period, the aggregate of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period in respect of the purchase of capital assets, all as determined in accordance with GAAP.

          "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including partnership interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Balance" shall mean at any date of determination, the aggregate amount of cash and Cash Equivalents of the Borrowers and their Restricted Subsidiaries at such date of determination, as determined on a consolidated and combined basis in accordance with GAAP minus the aggregate amount of Designated Capital Contributions that have not yet been expended.

          "Cash Equivalents" shall mean (i) investments in commercial paper maturing in not more than 90 days from the date of issuance which at the time of acquisition is rated at least A-1 or the equivalent thereof by S&P, or P-1 or the equivalent thereof by Moody's, (ii) investments in direct obligations or obligations which are guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having a maturity of not more than 90 days from the date of acquisition, (iii) investments in certificates of deposit maturing not more than 90 days from the date of origin issued by (x) any Managing Agent or (y) a bank or trust company organized or licensed under the laws of the United States of America or any state or territory thereof having capital, surplus and undivided profits aggregating at least $500,000,000 and A rated or better by S&P or Moody's, and (iv) banker's acceptances maturing not more than 90 days from the date of origin issued by a bank or trust company organized or licensed under the laws of the United States of America or any state or territory thereof and having a capital, surplus and undivided profits aggregating at least $500,000,000, and rated A or better by S&P or Moody's.

          "CD Rate" shall mean, with respect to any CD Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the sum of (a) a rate per annum equal to the product of (i) the Fixed Certificate of Deposit Rate in effect for such Interest Period, and (ii) Statutory Reserves as in effect on the first day of such Interest Period plus (b) the Assessment Rate as in effect on the first day of such Interest Period. For purposes hereof, "Fixed Certificate of Deposit Rate" shall mean the rate per annum determined by the Administrative Agent to be the average of the bid rates quoted at 10:00 a.m., New York time (or as soon thereafter as is practicable), on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing, selected by the Administrative Agent, for the purchase at face value of certificates of deposit of the Administrative Agent in the secondary market in an amount approximately equal to the Administrative Agent's pro rata share of such CD Borrowing, with a maturity corresponding to the last day of such Interest Period.

          "CD Borrowing" shall mean a Borrowing comprised of CD Loans.

          "CD Loan" shall mean any Loan bearing interest at a rate determined by reference to the CD Rate in accordance with the provisions of
Article 2.

          "Change in Control" shall mean (a) Adelphia shall cease for any reason to own, directly or indirectly, all of the Capital Stock of the Borrowers or (b) the Rigas Family shall cease for any reason to own, directly or indirectly, shares of Adelphia common stock which entitle the holders thereof to cast more than 75% of the total number of votes that holders of all shares of Adelphia's common stock then outstanding would be entitled to cast on a matter where the Class A common stock and Class B common stock vote together as a single class, provided, however, that such percentage may, with the prior written consent of the Required Lenders which consent shall not be unreasonably withheld, be less than 75%, but in no event shall such percentage be less than 51%.

          "Change in Management" shall mean that the Manager shall cease for any reason to manage the Borrowers as provided in the Management Agreements.

          "Chauncey" shall mean Chauncey Communications Corporation, a Delaware corporation.

          "Chauncey Group Acquisition" shall mean the Acquisition by UltraCom of the Capital Stock of each of Lorain, Van Buren and Multi-Channel pursuant to the Stock Purchase Agreements dated as of the date hereof and each between UltraCom and Chauncey.

          "Chelsea" shall mean Chelsea Communications, Inc., a Delaware corporation.

          "Closing Date" shall mean the date on which the conditions precedent to the making of the Loans as set forth in Section 4.1 have been satisfied or waived, which shall in no event be later than March 31, 1995.

          "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations issued thereunder, as now and hereafter in effect, or any successor provision thereto.

          "Collateral" shall mean all personal property of the Debtors, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired or created, including without limitation, all goods (including, but not limited to, such goods to the extent constituting fixtures), accounts, documents, instruments, chattel paper, inventory, equipment, general intangibles (as the foregoing terms are defined under the New York Uniform Commercial Code), contract rights, Franchises and FCC Licenses (except to the extent the Debtors are prohibited from granting a security interest in such Franchises or FCC Licenses pursuant to the terms thereof or Applicable Law), insurance proceeds, cash, bank accounts and machinery, and any proceeds thereof or income therefrom.

          "Commitment" shall mean, with respect to each Lender, the commitment of such Lender as set forth (i) on Schedule 2.1 hereto, and/or
(ii) any applicable Assignment and Acceptance to which it may be a party, as the case may be, as such Lender's Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.11 or Article 7. The Commitments shall automatically and permanently terminate on the Maturity Date.

          "Commitment Fee" shall have the meaning given such term in
Section 2.6 hereof.

          "Communications Act" shall mean the Communications Act of 1934 and the rules and regulations issued thereunder, as now and hereafter in effect, or any successor provision thereto.

          "Compliance Certificate" shall mean a certificate of the Borrowers executed and delivered on behalf of the Borrowers by an Authorized Signatory of each Borrower, substantially in the form of Exhibit D, or in such other form as the Administrative Agent may reasonably request.

          "Controlled Group" shall mean all members of a controlling group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, and the regulations and publications thereunder.

          "Contribution Agreement" shall mean the contribution agreement substantially in the form of Exhibit H hereto, as the same may be amended or supplemented from time to time.

          "Copyright Act" shall mean Title 17 of the United States Code and the rules and regulations issued thereunder, as now and hereafter in effect.

          "Debtor Pledge Agreement" shall mean, as to each applicable Debtor, the Pledge Agreement substantially in the form of Exhibit E-2, to be executed by such Debtor and delivered to the Administrative Agent, as the same may be amended or supplemented from time to time.

          "Debtors" shall mean the Borrowers and their respective
Restricted Subsidiaries.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Designated Capital Contribution" shall mean, for any period for which such amount is being determined, the sum of the aggregate Capital Contributions to the Borrowers and their respective Restricted Subsidiaries during such period which at the time being made are designated as available for (i) the payment of Management Fees or a portion thereof during such period as set forth in the Compliance Certificate delivered with respect to such period or (ii) the payment of Capital Expenditures as set forth in the Compliance Certificate delivered with respect to such period.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material or environmental protection or health and safety, as now or may at any time hereafter be in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. 1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. 136 et seq., the Surface Mining Control and Reclamation Act ("SMCRA"), 30 U.S.C. 1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act ("ECPCRKA"), 42 U.S.C. 11001 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq., the Occupational Safety and Health Act as amended ("OSHA"), 29 U.S.C. 655 and 657, together, in each case, with any amendment thereto, and the regulations adopted and publications promulgated thereunder and all substitutions thereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as such Act may be amended, and the regulations promulgated thereunder.

          "Event of Default" shall have the meaning given such term in
Article 7 hereof.

          "Excess Cash Balance" shall mean, at any date of determination, the excess, if any, of the Cash Balance at such date of determination over $1,000,000.

          "FCC" shall mean the Federal Communications Commission or any Governmental Authority which succeeds to the powers and functions thereof.

          "FCC Licenses" shall mean any license or permit issued by the FCC, including, without limitation, licenses issued for the operation of Systems.

          "Fixed Charges" shall mean, for any period for which the amount is being determined, (a) the sum of, without duplication, (i) Interest Expense during such period, plus (ii) Commitment Fees paid by the Borrowers during such period, plus (iii) Capital Expenditures of the Borrowers and their respective Restricted Subsidiaries during such period, plus
(iv) Management Fees paid by the Borrowers and their Restricted Subsidiaries during such period, plus (v) the excess, if any, of the aggregate amount of Loans outstanding at the beginning of such period over the Total Commitment scheduled to be in effect at the end of such period, all as determined on a consolidated and combined basis in accordance with GAAP plus (vi) cash income taxes actually paid by any of the Borrowers or paid by the Borrowers to any other member of the same consolidating filing group pursuant to any tax sharing agreement(s), less (b) Designated Capital Contributions made to the Borrowers and their respective Restricted Subsidiaries during such period.

          "Fixed Charges Ratio" shall mean, with respect to any Rolling Period for which it is to be determined, the ratio of Available Cash Flow to Fixed Charges.

          "Franchise" shall mean a franchise, license (including, without limitation, any FCC License) or other authorization or right to construct, own, operate, promote and/or otherwise exploit any System or the reception and transmission of signals by microwave granted by the FCC or any state, county, city, town, village or other local Governmental Authority.

          "Fundamental Documents" shall mean this Agreement, the Notes, the Contribution Agreement, the Pledge Agreements, the Subordination Agreements and any other ancillary documentation which is required to be, or is otherwise, delivered to the Administrative Agent in connection with this Agreement.

          "GAAP" shall mean United States generally accepted accounting principles consistently applied (except for accounting changes in response to FASB releases or other authoritative pronouncements) provided, however, that all calculations made pursuant to Sections 6.16 through 6.19 and the related definitions shall have been computed based on such generally accepted accounting principles as are in effect on the date hereof.

          "General Capital Contribution" shall mean, for any period for which such amount is being determined, the sum of (i) the aggregate Capital Contributions to the Borrowers and their respective Restricted Subsidiaries for such period less (ii) Designated Capital Contributions to the Borrowers and their respective Restricted Subsidiaries for such period.

          "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or foreign.

          "Guarantor" shall mean each Borrower and each Restricted Subsidiary of each Borrower, whether now existing or hereafter created or acquired, whose name appears on the signature pages hereof or which becomes a party to this Agreement pursuant to Section 5.13.

          "Guaranty" shall mean, as to any Person, any direct or indirect obligation of such Person guaranteeing or intended to guarantee any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the repayment of such primary obligation or (d) as a general partner of a partnership or a joint venturer of a joint venture in respect of Indebtedness of such partnership or such joint venture which is treated as a general partnership for purposes of Applicable Law. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount (or portion thereof) of the primary obligation in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder). Notwithstanding the foregoing definition, the term "Guaranty" shall not include any direct or indirect obligation of a Person as a general partner of a general partnership or a joint venturer of a joint venture in respect of Indebtedness of such general partnership or joint venture, to the extent such Indebtedness is contractually non-recourse to the assets of such Person as a general partner or joint venturer (other than assets comprising the capital of such general partnership or joint venture).

          "Hazardous Materials" shall mean any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined as such in any Environmental Law.

          "Home" shall mean a single residential dwelling or commercial building which can be connected by a single drop line. In the case of multiple residential dwellings, such as apartment houses and multi-family homes, which do not obtain reduced bulk service rates, each separate dwelling unit shall be counted as one Home. The number of Homes in a multiple residential dwelling which does obtain a reduced bulk service rate shall be the number of Basic Subscribers for such multiple residential dwelling.

          "Home Passed" shall mean a Home which can be connected by a single drop line from Active Plant.

          "Indebtedness" shall mean (without double counting), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting current trade payables arising in the ordinary course of business and payable in accordance with customary practices); (ii) indebtedness of others which such Person has directly or indirectly assumed or guaranteed (but only to the extent so assumed or guaranteed) or otherwise provided credit support therefor, including without limitation, Guaranties;
(iii) indebtedness of others secured by a Lien on assets of such Person, whether or not such Person shall have assumed such indebtedness (but only to the extent of the fair market value of such assets); (iv) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (other than current trade payables arising in the ordinary course of business and payable in accordance with customary practices) or (v) obligations of such Person under Capital Leases.

          "Interest Expense" shall mean for any period for which the amount is being determined, the aggregate interest expense of the Borrowers and their respective Restricted Subsidiaries with respect to Senior Funded Debt during such period (including in such expense any net amounts paid during such period in respect of Interest Rate Protection Agreements), as determined on a consolidated and combined basis in accordance with GAAP.

          "Interest Expense Ratio" shall mean, for any period for which it is to be determined, the ratio of Operating Cash Flow to Interest Expense.

          "Interest Payment Date" shall mean, with respect to any Borrowing, the last day of the Interest Period applicable thereto and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration or a CD Borrowing with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Borrowing, and, in addition, the date of any conversion of a Borrowing with, or to, a Borrowing of a different Interest Rate Type.

          "Interest Period" shall mean (a) as to any LIBOR Borrowing, the period commencing on the date of such Borrowing, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrowers may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31,
(ii) the Maturity Date and (iii) the date such Borrowing is refinanced with a Borrowing of a different Interest Rate Type in accordance with Section 2.5 or is prepaid in accordance with Section 2.12 and (c) as to any CD Borrowing, the period commencing on the date of such Borrowing and ending on the date that is 30, 60, 90 or 180 days thereafter, as the Borrowers may elect; provided, however, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of LIBOR Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and
(ii) no Interest Period with respect to any LIBOR Borrowing or CD Borrowing may be selected which would result in the aggregate amount of LIBOR Loans and CD Loans having Interest Periods ending after any day on which a Commitment reduction is scheduled to occur being in excess of the Total Commitment scheduled to be in effect after such date. Interest shall accrue from, and including, the first day of an Interest Period to, but excluding, the last day of such Interest Period.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement or other similar financial agreement or arrangement.

          "Interest Rate Type", when used in respect of any Loan or Borrowing, shall refer to the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include LIBOR, the Alternate Base Rate and the CD Rate.

          "Investment" shall mean, with respect to any Person, any direct or indirect purchase or other acquisition by such Person of the Capital Stock, bonds, notes, debentures, or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and expenditures in the ordinary course of business) or capital contribution by such Person to any other Person, including, without limitation, all debt and accounts receivable owed to such Person by such other Person which are not current assets or do not arise out of sales to such other Person in the ordinary course of business.

          "Lender" and "Lenders" shall mean the financial institutions whose names appear on the signature pages hereof and any assignee of a Lender pursuant to Section 12.3(b).

          "Lending Office" shall mean, with respect to any of the Lenders, the branch or branches (or affiliate or affiliates) from which any such Lender's LIBOR Loans, CD Loans or ABR Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's LIBOR Loans, CD Loans or ABR Loans are made, as notified to the Administrative Agent from time to time.

          "LIBOR" shall mean, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the quotient of (A) the arithmetic average of the rates at which Dollar deposits approximately equal to the Administrative Agent's pro rata share of such LIBOR Borrowing and for a maturity equal to the applicable Interest Period are offered to the Administrative Agent in immediately available funds in the London Interbank Market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period divided by (B) one minus the applicable reserve requirements of the Administrative Agent, expressed as a decimal (including without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board. It is agreed that for purposes of this definition, LIBOR Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D.

          "LIBOR Borrowing" shall mean a Borrowing comprised of LIBOR
Loans.

          "LIBOR Loan" shall mean any Loan bearing interest at a rate determined by reference to LIBOR in accordance with the provisions of
Article 2.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

          "Loan" shall mean any Loan made hereunder in accordance with the provisions of Article 2, whether made as a LIBOR Loan, an ABR Loan or a CD Loan, as permitted hereby.

          "Management Agreements" shall mean collectively, (a) the Amended and Restated Management Services Agreement, dated as of March 11, 1988, by and between Van Buren and ACI (b) the Management Services Agreement, dated as of April 1, 1991, by and between Multi-Channel and Chelsea, (c) the Amended and Restated Management Services Agreement, dated as of March 11, 1988, by and between Lorain and ACI, (d) the Management Services Agreement, dated as of March 14, 1989, by and between UltraCom and ACI, (e) the Management Services Agreement, dated as of March 14, 1989, by and between ACTV and ACI, (f) the Management Services Agreement, dated as of March 14, 1988, by and between UCA and ACI, (g) the Management Services Agreement, dated as of March 8, 1995 by and between Grand Island and ACI, (h) the Management Services Agreement, dated as of March 14, 1989 by and between ACI and UltraCom of Lansdale, Inc., and (i) the Management Services Agreement, dated as of March 14, 1989, by and between ACI and UltraCom of Marple, Inc., in each case as the same may be amended, supplemented or otherwise modified from time to time.

          "Management Fees" shall mean the fees payable by the Borrowers to the Manager pursuant to the terms of the Management Agreements as compensation for providing management or supervisory services for the Systems.

          "Management Subordination Agreement" shall mean the Subordination Agreement substantially in the form of Exhibit F-1, to be entered into by the Borrowers, the Manager and the Administrative Agent, as the same may be amended or supplemented from time to time.

          "Manager" shall mean collectively (i) ACI, (ii) Chelsea and
(iii) any other wholly-owned subsidiary of Adelphia as specified in the Management Agreements.

          "Managing Agents" shall mean Societe Generale, PNC Bank, National Association, Credit Lyonnais Cayman Island Branch and First Union National Bank of North Carolina.

          "Margin Stock" shall be as defined in Regulation U of the Board.

          "Maturity Date" shall mean September 30, 2003 or such earlier date on which the Commitments shall terminate in accordance with the provisions of either Section 2.11 or Article 7.

          "Moody's" shall mean Moody's Investors Service Inc.

          "Multiemployer Plan" shall mean a plan described in Section 3(37) of ERISA.

          "Net Cash Proceeds" shall mean with respect to any Permitted
Asset Sale by a Borrower or any Restricted Subsidiary, 100% of the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale net of (i) reasonable and customary amounts of attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments (other than pursuant hereto), other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith (other than such amounts payable to Affiliates) and (ii) taxes paid or payable as a result thereof.

          "Note(s)" shall be as defined in Section 2.7.

          "Obligations" shall mean the obligation of the Borrowers to make due and punctual payment of (i) principal of, and interest on, the Loans,
(ii) the Commitment Fee and (iii) all other monetary obligations of the Borrowers to the Administrative Agent, any Lender under this Agreement, the Notes or the Fundamental Documents or with respect to any Interest Rate Protection Agreements entered into between the Borrowers and any Lender.

          "Operating Cash Flow" shall mean for any period for which such amount is being determined, net income (excluding extraordinary gains or losses) for such period, plus, to the extent deducted in determining such net income, (i) interest expense, (ii) Management Fees, (iii) depreciation,
(iv) amortization, (v) income taxes and (vi) all other non-cash expenses, all as determined on a consolidated and combined basis for the Borrowers and their respective Restricted Subsidiaries in accordance with GAAP, minus, to the extent included in determining such net income, all non-cash income and non-cash gains and all fees, interest income, dividends and distributions received from Affiliates to the extent such fees, interest income, dividends and distributions (i) were not paid in cash or (ii) if paid in cash, exceed 10% of Operating Cash Flow for such period (before giving effect to such payment); provided that, if any Borrower or any Restricted Subsidiary shall have made one or more Acquisitions during such period, Operating Cash Flow for such period shall be adjusted on a Pro Forma Basis to give effect to all such Acquisitions as if they had occurred at the beginning of such period and provided, further, that if any Borrower or any Restricted Subsidiary shall have effected one or more Asset Sales during such period, Operating Cash Flow for such period shall be adjusted on a Pro Forma Basis to give effect to all such Asset Sales as if they had occurred at the beginning of such period.

          "Oxford" shall mean Oxford Cable Television, Inc., a
North Carolina corporation.

          "Pay Subscriber" shall be as commonly understood in the cable television industry.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

          "Permitted Asset Sale" shall mean any Asset Sale permitted pursuant to Section 6.5(a)(i).

          "Permitted Encumbrances" shall mean Liens permitted under
Section 6.6.

          "Person" shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" shall mean each "employee pension benefit plan" as defined in Section 3(2) of ERISA maintained by the Borrower or any member of the Controlled Group, or to which the Borrower or any member of the Controlled Group contributes or is required to contribute or other plan covered by Title IV of ERISA.

          "Pledge Agreements" shall mean the Adelphia Pledge Agreement and the Debtor Pledge Agreement.

          "Pole Rental Leases" shall mean the leases and other agreements under which a Borrower or any of its Restricted Subsidiaries has the right to use telephone or utility poles, conduits or trenches for the purpose of supporting or housing cables of any System owned or operated by a Borrower or any of its Restricted Subsidiaries.

          "Pro Forma Basis" shall mean in connection with any transaction for which a determination on a Pro Forma Basis is required to be made hereunder, that such determination shall be made (i) after giving effect to any issuance of Indebtedness, any acquisition, any disposition or any other transaction (as applicable) and (ii) assuming that the issuance of Indebtedness, acquisition, disposition or other transaction and, if applicable, the application of any proceeds therefrom, occurred at the beginning of the most recent Rolling Period for which the Lenders have received financial statements and a Compliance Certificate pursuant to
Section 5.1.

          "Pro Forma Debt Service" shall mean, at any date of determination, the sum of all pro forma Interest Expense, commitment fees and principal payments, including the current maturities thereof, due in respect of Senior Funded Debt during the period of four consecutive fiscal quarters following such date of determination, provided that (i) the interest rate on the Loans shall be assumed to be fixed throughout such period at the weighted average of the actual interest rates in effect on the Loans on the date of determination (taking into account any net amounts to be paid during such period in respect of Interest Rate Protection Agreements), and (ii) pro forma principal payments with respect to Loans outstanding shall be equal to the excess of the Loans outstanding on such date of determination over the Total Commitment scheduled to be in effect at the end of such period.

          "Pro Forma Debt Service Ratio" shall mean, at any date of determination, the ratio of Annualized Operating Cash Flow to Pro Forma Debt Service.

          "Proprietary Rights" shall be as defined in Section 3.7.

          "Quarterly Subscriber Report" shall mean the report delivered pursuant to Section 5.1(i) in the form of Exhibit G.

          "Required Lenders" shall mean at any time, Lenders holding at least 66 2/3% of the aggregate principal amount of the Loans at the time outstanding or, if no Loans are then outstanding, Lenders representing at least 66 2/3% of the Total Commitment.

          "Reportable Event" shall mean any reportable event as defined in
Section 4043(b) of ERISA, other than a reportable event as to which provision for 30-day notice to the PBGC would be waived under applicable regulations had the regulations in effect on the Closing Date been in effect on the date of occurrence of such reportable event.

          "Restricted Investments" shall mean, with respect to any Person, any Investment by such Person in any of its Affiliates (including
Subsidiaries) other than a Restricted Subsidiary.

          "Restricted Payment" shall mean (i) any distribution, dividend or other direct or indirect payment on account of shares of any class of stock of a Borrower or any Restricted Subsidiary now or hereafter outstanding except for distributions, dividends or other payments solely in shares of capital stock of a Restricted Subsidiary which are distributed pro-rata to its stockholders or solely in shares of capital stock of such Borrower, (ii) any redemption or other acquisition or re-acquisition by a Borrower or a Restricted Subsidiary of any class of its own stock or other equity interest of such Borrower, a Restricted Subsidiary or an Affiliate now or hereafter outstanding, (iii) any payment made to retire, or obtain the surrender of any outstanding warrants or options or other rights to purchase or acquire shares of any class of stock of such Borrower or a Restricted Subsidiary now or hereafter outstanding, (iv) Management Fees,
(v) any payment of principal or interest on Subordinated Debt and (vi) any Restricted Investment; provided, however, that the term "Restricted Payment" as used herein, shall not include any distribution, dividend, redemption or other payment made to such Borrower by any of its Restricted Subsidiaries, or to a Borrower's Restricted Subsidiaries by such Borrower or any of its other Subsidiaries.

          "Restricted Subsidiary" shall mean any Subsidiary of a Borrower that is not an Unrestricted Subsidiary.

          "Rigas Family" shall mean any of John J. Rigas, Timothy J.
Rigas, James P. Rigas, Ellen K. Rigas, Michael J. Rigas or their respective spouses, children, or estates, personal representatives, trusts, partnerships, corporations or other entities controlled by one or more of any of the foregoing, provided, that neither Adelphia nor any of its Subsidiaries shall be deemed to be a part of the Rigas Family. For purposes of this definition, the term "controlled" means the ownership, directly or indirectly, of equity securities or other ownership interests in a Person by another Person or Persons, which represent more than 50% of the voting power in such Person.

          "Rolling Period" shall mean with respect to any fiscal quarter, such fiscal quarter and the three immediately preceding fiscal quarters considered as a single accounting period.

          "Senior Funded Debt" shall mean, at any date of determination, all Indebtedness of the Borrowers and their respective Restricted
Subsidiaries on such date of determination which is not by its terms subordinated to the Obligations.

          "Senior Funded Debt Ratio" shall mean, at any date at which it is to be determined, the ratio of (a) the amount of Senior Funded Debt less the Excess Cash Balance to (b) Annualized Operating Cash Flow.

          "S&P" shall mean Standard & Poor's Corporation.

          "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the reserve percentages (expressed as a decimal) established by the Board and any other banking authority for determining the maximum reserve requirement (including any marginal, special, emergency or supplemental reserves) for a member bank of the Federal Reserve System in New York City, for new negotiable nonpersonal time deposits in Dollars of $100,000 or more with maturities equal to the applicable Interest Period. Such reserve percentages shall include those imposed under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordination Agreements" shall mean the Affiliate
Subordination Agreement and the Management Subordination Agreement.

          "Subordinated Debt" shall mean all Indebtedness owing by a Borrower or any of its Restricted Subsidiaries to Adelphia, a wholly-owned Subsidiary of Adelphia or the Rigas Family which is subordinated to the Obligations pursuant to an Affiliate Subordination Agreement, substantially in the form of Exhibit F-2, provided that such Indebtedness is unsecured and, has an interest rate of no greater than 10% per annum.

          "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which in the case of a corporation, at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors or in the case of a partnership, joint venture or other business entity, having the power to direct or cause the direction of management, or the power for the election of any managing general partner (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

          "System" shall mean a system of earth stations, microwave transmitters, headends and/or access to headends, antennas, cables, wires, lines, amplifiers, towers, waveguides, conductors, converters, studios, equipment and facilities for the purpose of producing, receiving, transmitting, amplifying and distributing audio, video and other forms of electronic or electrical signals to and among subscribers within a defined geographical area, including, without limitation, all related licenses, franchises and permits issued under federal or local laws from time to time, and all Pole Rental Leases, utility easements and other property services provided pursuant to, and all interest to receive payments from, or pursuant to, said licenses, franchises and permits.

          "Total Commitment" shall mean, at any time, the aggregate amount of the Lenders' Commitments as in effect at such time.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent's security interest for the benefit of the Lenders in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than such state, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, protection and priority and for purposes of definitions related to such provisions.

          "Unrestricted Subsidiary" shall mean any Subsidiary of any Borrower formed or acquired after the Closing Date and designated by a resolution of the Board of Directors of such Borrower as an Unrestricted Subsidiary, provided that (i) if such Subsidiary is a partnership such Subsidiary may be an Unrestricted Subsidiary only if neither the Borrower nor a Restricted Subsidiary is general partner of such Subsidiary and (ii) such Subsidiary shall only be an Unrestricted Subsidiary for so long as such Subsidiary engages solely in the business of acquiring, owning or disposing of publicly traded marketable securities and/or FCC Licenses (other than FCC Licenses used in connection with the ownership or operation of the Systems of the Borrowers and their respective Restricted Subsidiaries).


2.  THE LOANS

          SECTION 2.1.  Commitments.

          (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Loans to the Borrowers, at any time and from time to time on and after the Closing Date and until the earlier of (i) the Maturity Date and (ii) the termination of the Commitment of such Lender, in an aggregate principal amount at any time outstanding not to exceed such Lender's Commitment, subject, however, to the condition that at no time shall the outstanding aggregate principal amount of all Loans made by all Lenders exceed the Total Commitment. The Commitments of the Lenders may be terminated or reduced from time to time pursuant to Section 2.11 or Article 7.

          (b) Within the foregoing limits, the Borrowers may borrow, pay or repay and reborrow hereunder, on and after the Closing Date and prior to the Maturity Date, upon the terms and subject to the conditions and limitations set forth herein.

          SECTION 2.2.  Loans.

          (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be (i) in the case of CD Loans and LIBOR Loans, in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) in the case of ABR Loans, in an aggregate principal amount that is an integral multiple of $100,000 and not less than $1,000,000 (or if less, an aggregate principal amount equal to the remaining balance of the available Total Commitment).

          (b)  Each Lender may at its option make any LIBOR Loan or CD
Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and such Lender's Note. Borrowings of more than one Interest Rate Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than 6 separate Loans of any Lender being outstanding hereunder at any one time. For purposes of the calculation required by the immediately preceding sentence, LIBOR Loans or CD Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans and all Loans of a single Interest Rate Type made on a single date shall be considered a single Loan if such Loans have the same Interest Period.

          (c) Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by making funds available at the offices of the Administrative Agent at One First Union Center, 301 S. College Street, Charlotte, NC 28288, ABA
No. 053000219, Attention: Syndication Agency Services, RC No. 5007, GL
No. 465906 (Reference: UCA Group) no later than 1:00 p.m. New York City time in Federal or other immediately available funds. Upon receipt of the funds to be made available by the Lenders to fund any Borrowing hereunder, the Administrative Agent shall disburse such funds by depositing them into an account of the Borrowers maintained with the Administrative Agent. Loans shall be made by all the Lenders pro rata in accordance with Section 2.1 and this Section 2.2.

          (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.3.  Use of Proceeds.

          The proceeds of the Loans shall be used (i) to repay certain existing indebtedness of UCA and ACTV, including without limitation all obligations under the ACTV/UCA Credit Agreement, in an aggregate amount not to exceed $65,000,000; (ii) to provide financing for the Chauncey Group Acquisition in an aggregate amount not to exceed $65,000,000; (iii) to refinance certain intercompany indebtedness of Grand Island to Adelphia in an aggregate amount not to exceed $21,000,000; (iv) for capital expenditures and (v) for general working capital and corporate purposes.

          SECTION 2.4.  Borrowing Procedure.

          In order to effect a Borrowing, any Borrower shall give the Administrative Agent prior written telecopier or telephonic (promptly confirmed in writing) notice (a) in the case of a LIBOR Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed Borrowing and (c) in the case of a CD Borrowing, not later than 11:00 a.m., New York City time, two Business Days before a proposed Borrowing. Such notice shall be irrevocable and shall in each case specify (a) whether the Borrowing then being requested is to be a LIBOR Borrowing, an ABR Borrowing or a CD Borrowing,
(b) the date of such Borrowing (which shall be a Business Day) and the amount thereof, (c) if such Borrowing is to be a LIBOR Borrowing or a CD Borrowing, the Interest Period with respect thereto and (d) the relevant Borrower requesting such Borrowing. If no election as to the Interest Rate Type of a Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any LIBOR Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. If no Interest Period with respect to any CD Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of 30 days' duration. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.4 and of each Lender's portion of the requested Borrowing.

          SECTION 2.5.  Continuation and Conversion of Loans.

               The Borrowers shall have the right, at any time, to convert any Loan or portion thereof to a successive Loan of a different type or to continue such Loan for a successive Interest Period, subject to the following:

               (a) The Borrowers shall give the Administrative Agent prior notice of each continuation or conversion hereunder of at least three Business Days for continuation as or conversion to a LIBOR Loan, two Business Days for continuation as or conversion to a CD Loan and on the same Business Day for continuation as or conversion to an ABR Loan; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent not later than 11:00 a.m. New York City time, on the third Business Day in the case of continuation as or conversion to a LIBOR Loan and the second Business Day in the case of continuation as or conversion to a CD Loan, preceding the date of such continuation or conversion and in the case of continuation as or conversion to an ABR Loan, not later than 11:00 a.m. New York City time on the same Business Day of such continuation or conversion;

               (b) no Event of Default or Default shall have occurred and be continuing at the time of any conversion to a LIBOR Loan or CD Loan or continuation of any such Loan into a successive Interest Period;

               (c) if fewer than all Loans at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the Banks in accordance with the respective principal amounts of the Loans held by the Banks immediately prior to such continuation or conversion;

               (d) the aggregate principal amount of each Loan continued as or converted to a LIBOR Loan or CD Loan, shall be not less than $5,000,000, and shall be an integral multiple of $1,000,000, except that any outstanding LIBOR Loan or CD Loan may be continued or converted as a whole, but not in part, irrespective of such numerical limitations;

               (e) accrued interest on the Loan (or portion thereof) being continued or converted shall be paid in full by the Borrowers at the time of continuation or conversion;

               (f) the Interest Period with respect to a new Loan effected by a continuation or conversion shall commence on the date of continuation or conversion;

               (g) a LIBOR Loan or CD Loan may be continued as a Loan of the same type or converted to another type of Loan only on the last day of an Interest Period; and

               (h) each request for a conversion to or continuation as a LIBOR Loan or a CD Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of a one-month or 30-days duration, respectively.

In the event that the Borrowers shall not give notice to continue or convert any LIBOR Loan or CD Loan as provided above, such Loan (unless repaid) shall automatically be converted to an ABR Loan at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrowers, promptly give each Lender notice of any continuation or conversion, in whole or part, of any Loan made by such Lender. It is understood by all parties to this Agreement that the continuation or conversion of any Loan pursuant to this Section 2.5 does not constitute a repayment and a reborrowing hereunder and that the designation of a Loan as an ABR Loan, a CD Loan or LIBOR Loan is merely a mechanism for determining the interest rate applicable to such Loan.

          SECTION 2.6.  Fees.

          (a) The Borrowers agree to pay to each Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on the date on which the Commitment of such Lender shall be terminated as provided herein, a commitment fee (a "Commitment Fee") of 3/8 of 1% per annum, on the average daily amount by which the Commitment of such Lender exceeds the sum of such Lender's outstanding Loans during the preceding quarter (or shorter period commencing with the Closing Date, or ending with the Maturity Date or any date on which the Commitment of such Lender shall be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date, and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Lender as provided herein.

          (b) The Borrowers agree to pay to each Lender when due any and all fees payable to such Lender pursuant to agreements between each Lender and the Borrowers.

          (c) All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the fees shall be refundable under any circumstances absent manifest error.

          SECTION 2.7.  Notes; Repayment of Loans.

          The Loans made by each Lender shall be evidenced by a single
Note duly executed on behalf of the Borrowers, dated as of the date hereof, in substantially the form attached hereto as Exhibit A (each a "Note") with the blanks appropriately filled, payable to the order of such Lender in a principal amount equal to the Commitment of such Lender. The outstanding principal balance of each Loan, as evidenced by the Note, shall be payable on the Maturity Date. Each Note shall bear interest from the Closing Date on the outstanding principal balance thereof as set forth in Section 2.8. Each Lender is hereby authorized by the Borrowers, but not obligated, to, endorse on the schedule to the Note held by such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan of such Lender, each payment or prepayment of principal of Loan and the other information provided on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of such Lender's Note.

          SECTION 2.8.  Interest on Loans.

          (a) Subject to the provisions of Section 2.9, the Loans comprising each LIBOR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to LIBOR for the Interest Period in effect for such Borrowing plus the Applicable Margin.
          (b) Subject to the provisions of Section 2.9, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days in all other cases) at a rate per annum equal to the Alternate Base Rate in effect for such Borrowing plus the Applicable Margin.

          (c) Subject to the provisions of Section 2.9, the Loans comprising each CD Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the CD Rate in effect for such Borrowing plus the Applicable Margin.

          (d) Interest on each Loan shall be payable on each Interest Payment Date applicable to such Loan. The LIBOR Rate, CD Rate or the Alternate Base Rate for each Interest Period or day within an Interest Period shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.9.  Interest on Event of Default.

          Upon any Event of Default hereunder, the Borrowers shall on demand from time to time pay interest, to the extent permitted by Applicable Law, on all outstanding Loans at a rate per annum computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable, in the case of amounts bearing interest determined by reference to the Prime Rate and a year of 360 days in all other cases, equal to (a) in the case of the remainder of the then current Interest Period for any LIBOR Loan or CD Loan, the rate applicable to such Loan under Section 2.8 plus 2% per annum and (b) in the case of any other amount, the rate that would at the time be applicable to an ABR Loan under Section 2.8 plus 2% per annum.

          SECTION 2.10.  Alternate Rate of Interest.

          (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Administrative Agent shall have determined that Dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London Interbank Market, or that the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its portion of such LIBOR Loan during such Interest Period, or that reasonable means do not exist for ascertaining LIBOR, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopier notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Administrative Agent shall have determined that circumstances giving rise to such notice no longer exist, any request by a Borrower for a LIBOR Borrowing or for conversion to a LIBOR Loan pursuant to
Section 2.4 or 2.5 shall be of no force and effect and shall be deemed to be a request for a CD Loan or, if Section 2.10(b) shall be applicable, for an ABR Loan. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          (b) In the event, and on each occasion, that on the day one Business Day prior to the commencement of any Interest Period for a CD Loan, the Administrative Agent shall have received notice from any Lender of such Lender's determination (which determination shall be conclusive and binding upon the Borrowers absent manifest error) that the CD Rate for such CD Loan will not adequately and fairly reflect the cost to such Lender of making or maintaining its portion of such CD Loan during such Interest Period or that reasonable means do not exist for ascertaining the CD Rate for any reason, including, without limitation, the inability of the Administrative Agent to obtain sufficient bids in accordance with the terms of the definition of Fixed Certificate of Deposit Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopier notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Administrative Agent shall have determined that circumstances giving rise to such notice no longer exist, any request by a Borrower for a CD Borrowing or for conversion to a CD Loan pursuant to
Section 2.4 or 2.5 shall be of no force and effect and shall be deemed to be a request for a LIBOR Loan or, if Section 2.10(a) shall be applicable, for an ABR Loan. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.11.  Termination and Reduction of Commitments.

          (a) The Commitments of all of the Lenders shall be automatically terminated on the earlier of (i) the Maturity Date or (ii) 90 days after the date hereof if the Closing Date has not occurred.

          (b) The Total Commitment shall be automatically and permanently reduced (i) on June 30, 1997 in an amount equal to the lesser of (x) $25,000,000 and (y) 50% of the unused and available Total Commitment determined at such date and (ii) in the amounts and on the dates set forth below:

Reduction Date                          Reduction Amount
(expressed as a
Percentage of the
Total Commitment)

June 30, 1997                            2.00%
September 30, 1997                       2.00%
December 31, 1997                        2.00%
March 31, 1998                           2.00%
June 30, 1998                            3.00%
September 30, 1998                       3.00%
December 31, 1998                        3.00%
March 31, 1999                           3.00%
June 30, 1999                            3.50%
September 30, 1999                       3.50%
December 31, 1999                        3.50%
March 31, 2000                           3.50%
June 30, 2000                            4.00%
September 30, 2000                       4.00%
December 31, 2000                        4.00%
March 31, 2001                           4.00%
June 30, 2001                            5.00%
September 30, 2001                       5.00%
December 31, 2001                        5.00%
March 31, 2002                           5.00%
June 30, 2002                            5.00%
September 30, 200                        5.00%
December 31, 2002                        5.00%
March 31, 2003                           5.00%
June 30, 2003                            5.00%
September 30, 2003                       5.00%

          In the event that on any date the Total Commitment is reduced pursuant to this Section 2.11(b) the aggregate amount of the outstanding Loans would exceed the Total Commitment in effect on such date after giving effect to such reduction in the Total Commitment, the Borrowers shall, on such date, make a mandatory prepayment of the Loans in a principal amount equal to such excess, so that after giving effect to such prepayment, the aggregate principal amount of all outstanding Loans does not exceed the Total Commitment then in effect.

          (c) Subject to Section 2.12(b), upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $10,000,000 and (ii) the Borrowers shall not be entitled to make any such termination or reduction that would reduce the Total Commitment to an amount less than the sum of the aggregate outstanding principal amount of the Loans.

          (d) Upon consummation of any Permitted Asset Sale, a portion of the Total Commitment equal to the amount of Net Cash Proceeds of such Permitted Asset Sale shall become restricted and thereafter may be utilized only to fund such Acquisition(s) of like assets made within twelve months of such Permitted Asset Sale at fair market value and which are otherwise permitted hereunder, and provided, further, that upon the twelve month anniversary of such Permitted Asset Sale the Total Commitment shall be permanently reduced by an amount equal to the sum of such Net Cash Proceeds less the aggregate of Borrowings made to fund such Acquisition(s) during the period.

          (e) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrowers shall pay to the Administrative Agent for the account of the Lenders on the date of each termination or reduction in the Total Commitment, the Commitment Fees on the amount of the Total Commitment so terminated or reduced accrued to the date of such termination or reduction. Each reduction of the Total Commitment pursuant to Section 2.11(b)(i), Section 2.11(c) or Section 2.11(d) shall reduce on a pro rata basis the remaining scheduled reductions of the Total Commitment pursuant to
Section 2.11(b)(ii) scheduled to occur on or after the date of such reduction.

          SECTION 2.12.  Prepayment of Loans.

          (a) Prior to the Maturity Date, the Borrowers shall have the right at any time to prepay any Borrowing, in whole or in part, subject to the requirements of Section 2.16 but otherwise without premium or penalty, upon prior written or telecopy notice to the Administrative Agent before 10:00 a.m. New York City time at least one Business Day in the case of an ABR Loan, at least three Business Days in the case of a LIBOR Loan and at least two Business Days in the case of a CD Loan; provided, however, that each such partial prepayment shall be in an integral multiple of $1,000,000 and in a minimum aggregate principal amount of $5,000,000.

          (b) On any date when the outstanding Loans (after giving effect to any Borrowings effected on such date) exceeds the Total Commitment, the Borrowers shall make a mandatory prepayment of the Loans in such amount as may be necessary so that the aggregate amount of outstanding Loans after giving effect to such prepayment does not exceed the Total Commitment then in effect.

          (c) An amount equal to 100% of the Net Cash Proceeds of any Permitted Asset Sale by a Borrower or a Restricted Subsidiary shall be applied to prepay the Loans upon consummation of such Permitted Asset Sale.

          (d) Each notice of prepayment pursuant to Section 2.12(a) shall specify the specific Borrowing(s), the prepayment date and the aggregate principal amount of each Borrowing to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such Borrowing(s) by the amount stated therein. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid, to the date of prepayment.

          (e) Any prepayments required by Section 2.12(b) and Section 2.12(c) shall be applied to outstanding ABR Loans up to the full amount thereof then to outstanding CD Loans and thereafter to outstanding LIBOR Loans.

          SECTION 2.13.  Reserve Costs.

          The Borrowers agree to pay to each Lender from time to time such amounts as shall be necessary to compensate such Lender for the portion of the cost of making or maintaining any CD Loans made by it resulting from any increase in Statutory Reserves or the Assessment Rate, it being understood that the rates of interest applicable to CD Loans hereunder have been determined on the hypothetical assumption that Statutory Reserves and the Assessment Rate will not increase during an Interest Period. It is agreed that for purposes of this Section 2.13 the CD Loans made hereunder shall be deemed to be subject to the reserve requirements of Regulation D without benefit or credit of proration, exemptions or offsets which might otherwise be available to any Lender from time to time under Regulation D.

          SECTION 2.14.  Reserve Requirements; Change in Circumstances.

          (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in Applicable Law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) (i) shall subject any Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any LIBOR Loan or CD Loan or shall change the basis of taxation of payments to any Lender of the principal of or interest on any LIBOR Loan or CD Loan made by such Lender or any other fees or amounts payable hereunder (other than (x) taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or its applicable Lending Office or by any political subdivision or taxing authority therein (or any tax which is enacted or adopted by such jurisdiction, political subdivision or taxing authority as a direct substitute for any such taxes) or (y) any tax, assessment, or other governmental charge that would not have been imposed but for the failure of any Lender to comply with any certification, information, documentation or other reporting requirement), (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, or
(iii) shall impose on any Lender or the London Interbank Market any other condition affecting this Agreement or any LIBOR Loan or any CD Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan or any CD Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed in good faith by such Lender to be material, then the Borrowers shall pay such additional amount or amounts to the Administrative Agent for the account of such Lender as will compensate such Lender for such increase or reduction to such Lender upon demand by such Lender.

          (b) If, after the date of this Agreement, any Lender shall have determined in good faith that the applicability of any law, rule, regulation or guideline adopted after the date hereof pursuant to, or arising out of, the July 1988 report of the Basle Committee on Lending Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of its obligations hereunder to a level below that which such Lender (or its holding company) could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies or the policies of its holding company, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, the Borrowers shall pay to the Administrative Agent for the account of such Lender such additional amount or amounts as will compensate such Lender for such reduction upon demand by such Lender.

          (c) A certificate of a Lender setting forth in reasonable detail (i) such amount or amounts as shall be necessary to compensate such Lender as specified in paragraph (a) or (b) above, as the case may be, and
(ii) the calculation of such amount or amounts referred to in the preceding clause (i), shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay the Administrative Agent for the account of such Lender the amount shown as due on any such certificate within 10 Business Days after its receipt of the same.

          (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Interest Period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to such Interest Period or any other Interest Period. The protection of this Section 2.14 shall be available to each Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which shall have been imposed. Each Lender agrees that it will treat the Borrowers consistent with its internal policies with respect to the foregoing.

          (e) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any increased cost under this
Section 2.14, Section 2.15 or Section 2.20 or (ii) would require the Borrowers to pay an increased amount under this Section 2.14, Section 2.15 or Section 2.20, it will use reasonable efforts to notify the Borrowers of such event or condition and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender thereunder in respect of such Loans would be materially reduced, or any inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans pursuant to this Section 2.14, Section 2.15 or Section 2.20 would be materially reduced or the taxes or other amounts otherwise payable under this Section 2.14, Section 2.15 or Section 2.20 would be materially reduced, and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender.

          (f) In the event any Lender shall have delivered to the Borrowers a notice that LIBOR Loans or CD Loans are no longer available from such Lender pursuant to Section 2.15, that amounts are due to such Lender pursuant to paragraph (c) hereof or that any of the events designated in paragraph (e) hereof have occurred, the Borrowers may (but subject in any such case to the payments required by Section 2.16), provided that there shall exist no Default or Event of Default, upon at least five Business Days' prior written or telecopier notice to such Lender and the Administrative Agent, but not more than 30 days after receipt of notice from such Lender, identify to the Administrative Agent a lending institution reasonably acceptable to the Administrative Agent which will purchase the Commitment and the amount of outstanding Loans from the Lender providing such notice and such Lender shall thereupon assign its Commitment and any Loans owing to such Lender and the Note held by such Lender to such replacement lending institution pursuant to Section 12.3. Such notice shall specify an effective date for such assignment and at the time thereof, the Borrowers shall pay all accrued interest, Commitment Fees and all other amounts (including without limitation all amounts payable under this Section) owing hereunder to such Lender as at such effective date for such assignment.

          SECTION 2.15.  Change in Legality.

          Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any LIBOR Loan or to give effect to its obligations as contemplated hereby, then, by written notice to the Borrowers and to the Administrative Agent, such Lender may:

               (a) declare that LIBOR Loans will not thereafter be made by such Lender hereunder, whereupon the Borrowers shall be prohibited from requesting LIBOR Loans from such Lender hereunder unless such declaration is subsequently withdrawn; and

               (b) require that all outstanding LIBOR Loans made by it be converted to ABR Loans, in which event (A) all such LIBOR Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in Section 2.15(b) and
          (B) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Loans shall instead be applied to repay the ABR Loans resulting from the conversion of such LIBOR Loans.

          SECTION 2.16.  Reimbursement of Lenders.

          (a) The Borrowers shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) by any prepayment (for any reason) of any LIBOR Loan or CD Loan if such Loan is repaid other than on the last day of the applicable Interest Period for such Loan or (ii) in the event that after the Borrowers deliver a notice of borrowing under Section 2.4 or a notice of continuation or conversion under Section 2.5 in respect of LIBOR Loans or CD Loans, the applicable Loan is not made on the first day of the Interest Period specified by the Borrowers for any reason other than (I) a suspension or limitation under Section 2.15 of the right of the Borrowers to select a LIBOR Loan or CD Loan or (II) a breach by such Lender of its obligations hereunder. In the case of such failure to borrow, continue or convert, such loss shall be the amount as reasonably determined by such Lender as the excess, if any of (A) the amount of interest which would have accrued to such Lender on the amount not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to
Section 2.8, for the period from the date of such failure to borrow, continue or convert to the last day of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert over (B) the amount realized by such Lender in reemploying the funds not advanced during the period referred to above. In the case of a payment other than on the last day of the Interest Period for a Loan, such loss shall be the amount as reasonably determined by the Administrative Agent as the excess, if any, of (A) the amount of interest which would have accrued on the amount so paid at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.8, for the period from the date of such payment to the last day of the then current Interest Period for such Loan, over (B) the amount equal to the product of (x) the amount of the Loan so paid times (y) the current daily yield on U.S. Treasury Securities (at such date of determination) with maturities approximately equal to the remaining Interest Period for such Loan times (z) the number of days remaining in the Interest Period for such Loan. Each Lender shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrowers shall pay to the Administrative Agent for the account of each Lender the amount shown as due on any certificate within thirty (30) days after its receipt of the same.

          (b) In the event the Borrowers fail to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.12(a), the Borrowers on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrowers and the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error.

          SECTION 2.17.  Pro Rata Treatment.

          Except as permitted under Sections 2.13, 2.14(c), 2.15 and 2.16, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Total Commitment and each conversion of any Borrowing, or continuation of any Borrowing, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amount of their outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing computed in accordance with Section 2.1, to the next higher or lower whole dollar amount.

          SECTION 2.18.  Right of Setoff.

          If any Event of Default shall have occurred and be continuing and any Lender shall have requested the Administrative Agent to declare the Notes immediately due and payable pursuant to Article 7, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits of the Debtors (general or special, time or demand, provisional or final) at any time held by such Lender and any other indebtedness at any time owing by such Lender to, or for the credit or the account of, the Debtors, against any or all the Obligations now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Note and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Debtors after any such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 2.18 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 2.19.  Manner of Payments.

          All payments by the Borrowers hereunder and under the Notes shall be made in Dollars in Federal or other immediately available funds at the office of the Administrative Agent at One First Union Center, 301 S. College Street, Charlotte, NC 28288, ABA No. 053000219, Attention:
Syndication Agency Services, RC No. 5007, GL No. 465906 (Reference: UCA Group) no later than 12:00 noon, New York City time, on the date on which such payment shall be due. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to, but excluding, the date on which such Loan is paid or refinanced with a Loan of a different Interest Rate Type.

          SECTION 2.20.  United States Withholding.

          (a) Prior to the date of the initial Loans hereunder, and from time to time thereafter if requested by the Borrowers or the Administrative Agent or required because, as a result of a change in Applicable Law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender organized under the laws of a jurisdiction outside the United States shall provide, if applicable, the Administrative Agent and the Borrowers with complete, accurate and duly executed forms or other statements prescribed by the Internal Revenue Service of the United States certifying such Lender's exemption from, or entitlement to a reduced rate of, United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under such Lender's Note.

          (b) The Borrowers and the Administrative Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments hereunder or under any of or all of the Notes, if and to the extent that the Borrowers or the Administrative Agent in good faith determines that such deduction or withholding is required by the law of the United States, including, without limitation, any applicable treaty of the United States. In the event the Borrowers or the Administrative Agent shall so determine that deduction or withholding of taxes is required, such party or parties, as the case may be, shall advise the affected Lender as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrowers or the Administrative Agent shall so deduct or withhold taxes from amounts payable hereunder, such party or parties as the case may be (i) shall pay to or deposit with the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by the Lenders from whom the taxes were deducted or withheld; and (iii) shall forward to such Lenders any receipt for such payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrowers and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any of or all of the Notes are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers or the Administrative Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

          (c) Each Lender agrees (i) that as between it and the Borrowers or the Administrative Agent, it shall be the Person to deduct and withhold taxes, and to the extent required by law it shall deduct and withhold taxes, on amounts that such Lender may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Agreement to such other Person(s) pursuant to paragraph (g) of Section 12.3 and (ii) to indemnify the Borrowers and the Administrative Agent and any officers, directors, agents, or employees of the Borrowers or the Administrative Agent against, and to hold them harmless from, any tax, interest, additions to tax, penalties, reasonable counsel and accountants' fees, disbursements or payments arising from the assertion by any appropriate taxing authority of any claim against them relating to a failure to withhold taxes as required by Applicable Law with respect to amounts described in clause (i) of this paragraph (c).

          (d) Each assignee of a Lender's interest in this Agreement in conformity with Section 12.3 shall be bound by this Section 2.20, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 2.20.

          (e) In the event that any withholding taxes shall become payable solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Initial Date in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or the Administrative Agent (i) the sum payable by the Borrowers shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Lender or the Administrative Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and
(iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.
For purposes of this Section 2.20, the term "Initial Date" shall mean (i) in the case of the Administrative Agent, the date hereof, (ii) in the case of each Lender as of the date hereof, the date hereof and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

          SECTION 2.21.  Interest Adjustments.

          If the provisions of this Agreement or any Note would at any time require payment by the Borrowers to any Lender of any amount of interest in excess of the maximum amount then permitted by the law applicable to any Loan, the interest payments to such Lender shall be reduced to the extent necessary so that such Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing such Lender shall receive interest payments hereunder or under a Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by Applicable Law, cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to a Lender hereunder and under a Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing the Lender to receive interest in excess of the maximum amount then permitted by the law applicable to the Loans.
          The amount of the Interest Deficit relating to the Loans shall be paid in full at the time of any optional prepayment by the Borrowers to the Lenders of all the Loans at that time outstanding pursuant to Section 2.12(a) hereof. The amount of the Interest Deficit relating to the Loans at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.12(a) hereof) shall be cancelled and not paid.


3.  REPRESENTATIONS AND WARRANTIES OF BORROWERS AND GUARANTORS

          In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, each of the Borrowers and each of the Guarantors, jointly and severally, makes the following representations and warranties to the Administrative Agent and the Lenders, all of which shall survive the execution and delivery of this Agreement, the issuance of the Notes and the making of the Loans:

          SECTION 3.1.  Corporate Existence and Power.

          Each Borrower and its Subsidiaries have been duly organized and are validly existing in good standing under the laws of their respective jurisdictions of incorporation and are in good standing as a foreign corporation in all jurisdictions where the nature of their properties or business so requires it and where a failure to be in good standing as a foreign corporation would have a material adverse effect on the business, assets or condition, financial or otherwise, of the Borrowers and their respective Subsidiaries, taken as a whole. Each Borrower and each of its Subsidiaries have the corporate power to own their respective properties and carry on their respective businesses as now being conducted, and in the case of each Borrower and each Guarantor, to execute, deliver and perform its obligations (as applicable) under this Agreement, the Notes and the other Fundamental Documents and other documents contemplated hereby and to borrow hereunder and to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in the Collateral.

          SECTION 3.2.  Corporate Authority and No Violation.

          The execution, delivery and performance of this Agreement and the other Fundamental Documents, the borrowings hereunder and the execution and delivery of the Notes (a) have been duly authorized by all necessary corporate action on the part of each Borrower and each Guarantor, (b) will not violate any provision of any Applicable Law applicable to any Borrower or any of its Subsidiaries or any of their respective properties or assets,
(c) will not violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or any of its Subsidiaries, or any indenture, any agreement for borrowed money, any bond, note or other similar instrument or any other material agreement to which any Borrower or any of its Subsidiaries is a party or by which any Borrower or any of its Subsidiaries or any of their respective properties or assets are bound, (d) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any material indenture, agreement, bond, note or instrument and (e) will not result in the creation or imposition of any Lien upon any property or assets of any Borrower or any of its Subsidiaries other than pursuant to this Agreement or any other Fundamental Document.

          SECTION 3.3.  Governmental and Other Approval and Consents.

          Except as set forth in Schedule 3.3, no action, consent or approval of, or registration or filing with, or any other action by, any governmental agency, bureau, commission or court is required in connection with the execution, delivery and performance by the Borrowers and the Guarantors of this Agreement or the other Fundamental Documents except for filings of UCC-1 financing statements in the offices listed on Schedule 3.3.


          SECTION 3.4.  Financial Condition of Borrowers and Oxford.

          (a) The (i) audited combined financial statements of UCA and its Subsidiaries and ACTV for the fiscal year ended March 31, 1994, (ii) unaudited combined financial statements of UCA and its Subsidiaries and ACTV for the interim period ended September 30, 1994, (iii) unaudited financial statements of Grand Island for the fiscal year ended March 31, 1994, (iv) unaudited financial statements of Grand Island for the interim period ended September 30, 1994, (v) unaudited combined financial statements of Lorain, Van Buren and Multi-Channel for the fiscal year ended March 31, 1994, (vi) unaudited combined financial statements of Lorain, Van Buren and Multi-Channel for the interim period ended September 30, 1994 and (vii) unaudited combined financial statements of the Borrowers and their respective Subsidiaries for the interim period ended December 31, 1994 together with the related unaudited statements of income, shareholders' equity and cash flows for such periods fairly present the financial condition of the Borrowers and their respective Subsidiaries as at the dates indicated and the results of operations and cash flows for the periods indicated in conformity with GAAP subject, in the case of unaudited statements, to normal year-end adjustments.

          (b) The unaudited financial statements of Oxford for the interim period ended June 30, 1994, together with the related unaudited statements of income and shareholders' equity for such periods fairly present the financial condition of Oxford as at the dates indicated and the results of operations for the periods indicated in conformity with GAAP subject, in the case of unaudited statements to normal year-end adjustments.

          SECTION 3.5.  No Material Adverse Change.

          Since December 31, 1994 there has been no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Borrowers and their respective Subsidiaries, taken as a whole.

          SECTION 3.6.  Subsidiaries.

          Annexed hereto as Schedule 3.6 is a correct and complete list as of the date hereof of all Subsidiaries of each Borrower showing, as to each Subsidiary, its name, the jurisdiction of its incorporation, its authorized capitalization and the ownership of the Capital Stock of such Subsidiary.

          SECTION 3.7.  Copyrights, Patents and Other Rights.

          (a) Each Borrower and its Subsidiaries possess all U.S. and foreign trademarks, service marks, trademark and service mark registrations and applications for registration, tradenames, assumed names, slogans, logos, and any goodwill of the businesses associated with any of the foregoing; all U.S. and foreign copyrights, copyright registrations and applications for registration of any copyright, all U.S. and foreign patents and patent applications, all technology and know-how (including, without limitation, all trade secrets, data bases customers lists, research and development data, confidential information, discoveries, inventions, improvements); and other similar intangible property and rights (collectively, the "Proprietary Rights") which are necessary to conduct their respective businesses.

          (b) The use of the Proprietary Rights by the Borrowers and their respective Subsidiaries, to the best knowledge of each Borrower and Guarantor, does not infringe on the rights of any other Person, and except as set forth on Schedule 3.7, (i) there is no claim, suit, action or proceeding pending or, to any Borrower's or any Guarantor's knowledge threatened, against any Borrower or any of its Subsidiaries that involves a claim of infringement of any Proprietary Right and (ii) neither any Borrower nor any of its Subsidiaries has any knowledge of any existing infringement by any other Person of any of the Proprietary Rights.

          SECTION 3.8.  Fictitious Names.

          Neither any Borrower nor any Restricted Subsidiary thereof is doing business or intends to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name, except as set forth on Schedule 3.8.

          SECTION 3.9.  Title to Properties.

          Each Borrower and its Subsidiaries has good title or valid leasehold interests to each of the properties and assets reflected on the balance sheets referred to in Section 3.4(a) and all such properties and assets will be free and clear of Liens, except Permitted Encumbrances.

          SECTION 3.10.  UCC Filing Information.

          The chief executive office of each Debtor is on the date hereof as set forth on Schedule 3.10, which office is the place where such Debtor is "located" for the purpose of Section 9-103(3)(d) of the UCC in effect in the State of New York, and the places where such Debtor keeps the records concerning the Collateral on the date hereof or regularly keeps any goods included in the Collateral on the date hereof are also listed on Schedule 3.10.

          SECTION 3.11.  Litigation.

          Except as set forth on Schedule 3.11, there are no lawsuits or other proceedings pending (including, but not limited to, matters relating to environmental liability), or, to the knowledge of any Borrower or any Guarantor, threatened, against or affecting any Borrower or any of its Subsidiaries or any of their respective properties, by or before any Governmental Authority or arbitrator, which could reasonably be expected to have a material adverse effect on the financial condition or the business of the Borrowers and their respective Subsidiaries, taken as a whole. Neither any Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority, which default would have a material adverse effect upon the financial condition or the business of the Borrowers and their respective Subsidiaries, taken as a whole.

          SECTION 3.12.  Federal Reserve Regulations.

          Neither any Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, whether immediately, incidentally or ultimately, for any purpose violative of or inconsistent with any of the provisions of Regulation G, T, U or X of the Board.

          SECTION 3.13.  Investment Company Act.

          No Borrower is, and will not during the term of this Agreement be, (x) an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (y) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Fundamental Document.

          SECTION 3.14.  Enforceability.

          This Agreement, the Notes and the other Fundamental Documents when executed will constitute legal, valid and enforceable obligations (as applicable) of the Borrowers and the Guarantors (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity).

          SECTION 3.15.  Taxes.

          Each Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them in writing, to the extent that such taxes have become due, except as permitted by Section 5.4 hereof. No Borrower knows of any material additional assessments or any basis therefor. Each Borrower reasonably believes that the charges, accruals and reserves on its books and the books of its Subsidiaries in respect of taxes or other governmental charges are adequate.

          SECTION 3.16.  Maintenance of Plans.

          Except as set forth on Schedule 3.16, neither any Borrower nor any of its Subsidiaries has established or contributes to any Plan. Neither any Borrower nor any of its Subsidiaries contributes to a Multiemployer Plan, and no Borrower or Subsidiary of a Borrower has incurred any liability that would be material to the Borrowers and their respective Subsidiaries, taken as a whole on account of a partial or complete withdrawal (as defined in Sections 4203 and 4205 of ERISA, respectively) with respect to any Multiemployer Plan.

          SECTION 3.17.  Agreements.

          (a) Neither any Borrower nor any of its Subsidiaries is a party to any agreement, indenture, lease or instrument or subject to any charter or other corporate restriction, or any judgment, order, writ, injunction, decree, rule or regulation which materially and adversely affects the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole. For purposes of this Section 3.17, an agreement, indenture, lease or instrument shall not be deemed to materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole, if such agreement, indenture, lease or instrument is part of a transaction, that in its entirety, does not materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole.

          (b) Neither any Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument (including any FCC License or Franchise) to which it is a party which could reasonably be expected to result in any material adverse change in the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole.

          SECTION 3.18.  Indebtedness.

          Except for this Agreement and as otherwise disclosed on
Schedule 3.18 ("Existing Indebtedness"), as of the Closing Date neither any Borrower nor any of its Restricted Subsidiaries has incurred any Indebtedness.

          SECTION 3.19.  Disclosure.

          As of the Closing Date, neither this Agreement nor any other Fundamental Document nor any other agreement, document, certificate or statement furnished to the Administrative Agent and the Lenders by or on behalf of the Borrowers or the Guarantors in connection with the transaction contemplated hereby, at the time it was furnished, contained any untrue statement of a material fact or omitted to state a material fact, under the circumstances under which it was made, necessary in order to make the statements contained herein or therein not misleading. At the date hereof, there is no fact known to any Borrower or any Guarantor which materially and adversely affects, or in the future may reasonably be expected to materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole.

          SECTION 3.20.  Environmental Liabilities.

          (a) Except as set forth on Schedule 3.20 hereof, neither any Borrower nor any of its Subsidiaries has used, stored, treated, transported, manufactured, refined, handled, produced or disposed of any Hazardous Materials on, under, at, from, or in any way affecting any of their properties or assets, or otherwise, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials and to the best of each Borrower's and each Guarantor's knowledge, but without independent inquiry, no prior owner of such property or asset or any tenant, subtenant, prior tenant or prior subtenant thereof has used Hazardous Materials on, from or affecting such property or asset, or otherwise, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, except in each instance such violations as in the aggregate would not have a material adverse effect upon the Borrowers and their respective Subsidiaries, taken as a whole.

          (b) Except as set forth on Schedule 3.20, neither any Borrower nor any of its Subsidiaries has any obligations or liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, where such would reasonably be expected to have a materially adverse effect on the business or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole and, except as set forth in Schedule 3.20, no claims have been made against any Borrower or any of its Subsidiaries during the past five years and no presently outstanding citations or notices have been issued against any Borrower or its Subsidiaries, where such could reasonably be expected to have a materially adverse effect on the business or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole, which in either case have been or are imposed by reason of or based upon any provision of any Environmental Laws, including, without limitation, any such obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials by such Borrower, or any of its Subsidiaries or any of their respective employees, agents, representatives or predecessors in interest in connection with or in any way arising from or relating to such Borrower or any of its Subsidiaries or any of their respective properties, or relating to or arising from or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any such substance, by any other Person at or on or under any of the real properties owned or used by such Borrower or any of its Subsidiaries or any other location where such could have a materially adverse effect on the business or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole.

          SECTION 3.21.  Security Interest.

          This Agreement and the other Fundamental Documents, when executed and delivered and, to the extent appropriate, filed in locations where required or permitted by law, in connection with the execution and delivery hereof will create and grant to the Administrative Agent for the benefit of the Lenders (upon the making of the first Loan hereunder and assuming possession by the Administrative Agent of all items of Collateral as to which a security interest may be perfected only by possession) a valid and first priority perfected security interest under Applicable Law in the Collateral, except as to those items of Collateral which are specifically excluded by Section 8.1, (in which perfection can be obtained pursuant to Applicable Law as of the Closing Date) other than any unregistered copyrights, and on the date of the first Loan hereunder no Person will have any right, title or interest in or to the Collateral which is, or which shall be, prior, paramount, superior or equal to the right, title or interest of the Administrative Agent therein or thereto, except for Permitted Encumbrances, miscellaneous tangible assets which are immaterial in the aggregate, and types of Collateral which cannot be perfected by filing under Applicable Law and which are immaterial in the aggregate.

          SECTION 3.22.  Franchises; FCC and Copyright Matters.

          (a) Schedule 3.22(a) sets forth all of the Systems owned or operated, and all of the Franchises held by, the Borrowers and their respective Restricted Subsidiaries and correctly sets forth the issuer of and the termination date, if any, of each such Franchise; provided, however, that, to the extent permitted hereunder, if any Borrower or Guarantor acquires any System or Franchise after the Closing Date, the Borrowers shall provide a notice to each Lender containing information of the type contained in Schedule 3.22(a) with respect to each such System or Franchise.

          (b) Each Franchise was duly and validly issued by the issuer thereof pursuant to procedures which complied with all requirements of Applicable Law.

          (c) Each Borrower and its Restricted Subsidiaries has the right to use all Franchises and other licenses (including, without limitation, all cable television or broadcast licenses), copyrights, permits, authorizations and other rights, including, without limitation, agreements with public utilities and microwave transmission companies, Pole Rental Leases and utility easements, as are necessary for the conduct of the business of each Borrower and its Restricted Subsidiaries.

          (d) Each such Franchise or other license or right currently held by any Borrower and its Restricted Subsidiaries is in full force and effect, and except as set forth on Schedule 3.22(d), such Borrower and its Restricted Subsidiaries is substantially in compliance with the terms thereof with no known conflict with the valid rights of others.

          (e) No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such Franchise or other license or right.

          (f) Except as set forth on Schedule 3.22(f), each Borrower and its Restricted Subsidiaries has duly filed, in a timely manner, all cable television registration statements and other filings which are required to be filed under the Communications Act or the Cable Act and is in compliance in all material respects with the Communications Act and the Cable Act, including, without limitation, the rules and regulations of the FCC relating to the carriage of television signals.

          (g) Each Borrower and its Restricted Subsidiaries has submitted all requisite notices under the Copyright Act and the rules and regulations of the U.S. Copyright Office for the carriage of all broadcast stations as currently carried.

          (h) Each Borrower and its Restricted Subsidiaries has duly filed, in a timely manner, with the Copyright Office all required documents, instruments and statements of account, has remitted payments of all required royalty fees and has obtained the compulsory license provided for in Section 111 of the Copyright Act for the carriage of broadcast signals, which license is currently valid and in full force and effect.

          SECTION 3.23.  Labor Matters.

          No Borrower nor any of its Subsidiaries has experienced any strike, labor dispute, slowdown or work stoppage due to labor disagreements which has had a materially adverse effect on the respective businesses of the Borrowers and their respective Subsidiaries, taken as a whole and to the best knowledge of each Borrower, there is no such strike, dispute, slowdown or work stoppage threatened against any Borrower or any of its Subsidiaries.

          SECTION 3.24.  Quarterly Subscriber Report.

               The Quarterly Subscriber Report dated the Closing Date and delivered to the Lenders, is true, complete and accurate as of December 31, 1994.


4.  CONDITIONS OF LENDING

          SECTION 4.1.  Conditions Precedent to Initial Loans.

          The obligation of each Lender to make its initial Loan is subject to the following conditions precedent:

          (a) Corporate Documents for each Debtor and Adelphia. The Administrative Agent shall have received with respect to each such Debtor and Adelphia, with copies for each of the Lenders:

                 (i) a copy of such Debtor's and Adelphia's certificate of incorporation, certified as of a recent date by the Secretary of State of the State of such Debtor's incorporation, together with copies of any agreements entered into by such Debtor governing the terms or relative rights of its capital stock and any agreements entered into by stockholders relating to such Debtor;

                (ii) a certificate of such Secretary of State, dated as of a recent date as to the good standing of, and payment of taxes by, such Debtor and Adelphia, as applicable, which lists the charter documents on file in the office of such Secretary of State;

               (iii) a certificate dated as of a recent date as to the good standing of such Debtor and Adelphia, as applicable, issued by the Secretary of State of each jurisdiction in which such Debtor or Adelphia, as applicable, is qualified as a foreign corporation;

               (iv) a certificate of the Secretary of such Debtor dated the date of the initial Loans and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Debtor as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Debtor authorizing (as applicable) the borrowings hereunder and the execution, delivery and performance in accordance with their respective terms of this Agreement, the Notes to be executed by it, and any other documents required or contemplated hereunder or, (C) that the certificate of incorporation of such Debtor has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above except to the extent specified in such Secretary's certificate and (D) as to the incumbency and specimen signature of each officer of such Debtor executing (as applicable) this Agreement, the Notes or any other document delivered by it in connection herewith (such certificate to contain a certification by another officer of such Debtor as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)); and

               (v) a certificate of the Secretary of Adelphia dated the date of the initial Loans and certifying (A) that attached thereto is a true and complete copy of the by-laws of Adelphia as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Adelphia authorizing the execution, delivery and performance in accordance with their respective terms of the Adelphia Pledge Agreement, the Affiliate Subordination Agreement and any other documents delivered by Adelphia pursuant thereto or contemplated hereunder or thereunder, (C) that the certificate of incorporation of Adelphia has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above except to the extent specified in such Secretary's certificate and (D) as to the incumbency and specimen signature of each officer of Adelphia executing the Adelphia Pledge Agreement, the Affiliate Subordination Agreement, or any other document delivered by Adelphia in connection herewith or therewith (such certificate to contain a certification by another officer of Adelphia as to the incumbency and signature of the officer signing the certificate referred to in this clause (v).

          (b) Notes. The Administrative Agent shall have received the Notes, executed on behalf of the Borrowers, dated as of the date hereof, and payable to the order of each Lender, in the principal amount equal to the respective Commitment of each Lender.

          (c) Opinions of Counsel. The Administrative Agent shall have received the favorable written opinions, dated the date of the initial Loans and addressed to the Administrative Agent and the Lenders (i) of Buchanan Ingersoll, counsel to the Borrowers and the Guarantors, (ii) of Colin H. Higgin, Deputy General Counsel of the Borrowers and the Guarantors, (iii) of Fleischman & Walsh, L.L.P., FCC Counsel to the Borrowers and the Guarantors, and (iv) of Taylor Zunka Milnor & Carter, Moore & Van Allen, Dykema Gossett and Black, McCuskey, each Local Counsel to the Borrowers and the Guarantors substantially in the form of Exhibit B-1, B-2, B-3 and B-4 hereto, respectively.

          (d) Financial Information. The Lenders shall have received copies of the Borrowers' unaudited combined balance sheet as of December 31, 1994, together with the related statement of income.

          (e) Pro Forma Compliance Certificate. The Borrowers shall have delivered to the Lenders a pro forma Compliance Certificate, dated the date of the initial Loans, demonstrating compliance on a Pro Forma Basis with Sections 6.16 through 6.19. Such Compliance Certificate shall have been prepared in good faith and shall represent the reasonable, good faith opinion of the Borrowers and its senior management.

          (f) Quarterly Subscriber Report. The Lenders shall have received a Quarterly Subscriber Report as of December 31, 1994, dated the date of the initial Loans.

          (g) Federal Reserve Regulations. The Administrative Agent shall be satisfied that the provisions of Regulations G, T, U and X of the Board will not be violated by the transactions contemplated hereby.

          (h) No Material Adverse Change. No material adverse change shall have occurred with respect to (i) the business, operations, performance, properties or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole since December 31, 1994 and (ii) the regulatory climate for cable television operators.

          (i) Payment of Fees. The Administrative Agent shall be satisfied that all amounts payable to the Administrative Agent and the other Lenders pursuant hereto or with regard to the transactions contemplated hereby have been or are simultaneously being paid.

          (j) Litigation. No litigation shall be pending or threatened which in the Administrative Agent's good faith judgment would be likely to materially and adversely affect the assets, operations, business, condition, financial or otherwise, or prospects of any Borrower and its Subsidiaries, taken as a whole, or which could reasonably be expected to materially adversely affect the ability of any Borrower to fulfill its obligations hereunder or to otherwise materially impair the interests of the Lenders.

          (k) Management Agreements, etc. The Administrative Agent shall have received certified copies of each Management Agreement and the Lenders shall have received the Management Subordination Agreements, duly executed by the Borrowers, the Manager and the Administrative Agent.

          (l) Existing Indebtedness. Simultaneously with the making of the initial Loans, all obligations of ACTV and UCA under the Credit Agreement dated as of March 14, 1989, among ACTV and UCA, as Borrowers, and First Union National Bank of North Carolina, The Bank of Nova Scotia and First Pennsylvania Bank, N.A., as the Banks, and First Union National Bank of North Carolina, as the Agent (the "ACTV/UCA Credit Agreement") shall have been paid in full, the commitments of the Banks pursuant thereto shall have been terminated and all security interests, liens and other encumbrances granted thereunder shall have been released.

          (m) Completion of Chauncey Group Acquisition. The Chauncey Group Acquisition shall have occurred in accordance with Applicable Law and the Administrative Agent shall have received copies of all documentation evidencing or otherwise relating to, such Acquisition.

          (n) Affiliate Subordination Agreement. The Administrative Agent shall have received the Affiliate Subordination Agreement, duly executed by each party thereto.

          (o) Officer's Certificate. The Administrative Agent shall have received a certificate of each Borrower's chief executive officer or chief financial officer certifying that as of the date of the making of the initial Loans (i) no Default or Event of Default is continuing, (ii) all other conditions precedent to the initial Borrowing are satisfied and
(iii) such other matters as the Administrative Agent shall reasonably request.

          (p) Pledge Agreements. The Administrative Agent shall have received the Pledge Agreements, duly executed by Adelphia and the Borrowers, as applicable, together with the Pledged Securities (as defined therein) and the undated stock powers executed in blank.

          (q) Contribution Agreement. The Administrative Agent shall have received the Contribution Agreement, duly executed by the Borrowers and the Guarantors.

          (r) UCC Financing Statements and UCC Searches. The Administrative Agent shall have received, in each case in form satisfactory to it (i) UCC-1 financing statements executed on behalf of the Debtors for filing in all jurisdictions in which it shall be necessary or advisable to make a filing in order to provide the Administrative Agent for the benefit of the Lenders with a perfected security interest in the Collateral as to which a security interest may be perfected by filing and (ii) UCC searches satisfactory to the Administrative Agent indicating that no other filings with regard to the Debtors relating to the Collateral are of record in any of such jurisdictions except (x) in connection with Permitted Encumbrances disclosed to the Administrative Agent on the date hereof or (y) in connection with the ACTV/UCA Credit Agreement, provided that, in each case, the Administrative Agent shall have received, in form satisfactory to it, UCC termination statements with respect to any Liens granted pursuant to the foregoing.

          (s) Insurance. The Administrative Agent shall have received a summary of all existing insurance coverage and evidence acceptable to it that all insurance required by Section 5.3 has been obtained and is in full force and effect.

          (t) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably require.

          (u) Other Matters. All legal matters incident to this Agreement and the transactions contemplated hereby shall be satisfactory to Morgan, Lewis & Bockius, counsel to Managing Agents.
          SECTION 4.2.  Conditions Precedent to Each Loan.

          The obligation of the Lenders to make each Loan, including the initial Loan hereunder, is subject to the following conditions precedent:

          (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing as required by Article 2 hereof.

          (b) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Fundamental Documents shall be true and correct on and as of the date of each Borrowing hereunder (except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) with the same effect as if made on and as of such date.

          (c) No Event of Default. On the date of each Borrowing hereunder, the Borrowers shall be in material compliance with all of the terms and provisions set forth herein to be observed or performed and no Event of Default or Default shall have occurred and be continuing.

Each Borrowing shall be deemed to be a representation and warranty by the Borrowers on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section.


5.  AFFIRMATIVE COVENANTS

          From the date of the initial Loan and for so long as the Commitments shall be in effect or any amount shall remain outstanding under any Notes or unpaid under this Agreement, each of the Borrowers, jointly and severally agrees that, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of its Restricted Subsidiaries to:

          SECTION 5.1.  Financial Statements, Reports, etc.

          Deliver to each Lender:

          (a) As soon as is practicable, but in any event within 120 days after the end of each fiscal year of the Borrowers, the audited combined and consolidated balance sheet of the Borrowers and their respective Subsidiaries as at the end of, and the related combined statements of income, shareholders' equity and cash flows for such year, and the corresponding figures as at the end of, and for, the preceding fiscal year, accompanied by an opinion of Deloitte & Touche or such other independent certified public accountants of recognized standing as shall be retained by the Borrowers and satisfactory to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall (A) be unqualified as to going concern and scope of audit and shall state that such financial statements fairly present the financial condition of the Borrowers and their Subsidiaries, as at the dates indicated and the results of the operations and cash flows for the periods indicated and (B) contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements;

          (b) Commencing with the quarter ending March 31, 1995 and as soon as is practicable, but in any event within 75 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited combined and consolidated balance sheets of the Borrowers and their respective Subsidiaries, as at the end of, and the related unaudited statements of income (or changes in financial position) for such quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter and the corresponding figures as at the end of, and for, the corresponding period in the preceding fiscal year, together with a certificate signed by the chief financial officer or a vice president responsible for financial administration of each Borrower to the effect that such financial statements, while not examined by independent public accountants, reflect, in his opinion and in the opinion of each Borrower, all adjustments necessary to present fairly the financial position of such Borrower and its Subsidiaries, as the case may be, as at the end of the fiscal quarter and the results of their operations for the quarter then ended in conformity with GAAP consistently applied, subject only to year-end and audit adjustments and to the absence of footnote disclosure;

          (c) Together with the delivery of the statements referred to in paragraphs (a) and (b) of this Section 5.1, a certificate of an Authorized Signatory responsible for financial administration of each Borrower, substantially in the form of Exhibit D hereto (i) stating that the signer has reviewed or has caused to be made under his supervision a review of the terms of this Agreement and that in the course of the performance of such duties, he would normally have knowledge of any condition or event which would constitute an Event of Default or Default and stating whether or not he has knowledge of any such condition or event and, if so, specifying each such condition or event of which he has knowledge, the nature thereof and any action which such Borrower has taken, is taking, or proposes to take with respect to each such condition or event and (ii) demonstrating in reasonable detail the Borrowers' calculation of the Applicable Margin and compliance with the provisions of Sections 6.16, 6.17, 6.18 and 6.19 hereof;

          (d) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by Adelphia, the Borrowers or any of their Subsidiaries to its security holders generally, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the Securities and Exchange Commission, or any comparable foreign bodies, and of all press releases and other statements made available generally by any of them to the public concerning material developments in the business of the Borrowers or any of their Subsidiaries;

          (e) Promptly upon any executive officer of a Borrower or any of its Restricted Subsidiaries obtaining knowledge (i) of any Default, or becoming aware that any Lender has given notice or taken any other action with respect to a claimed Event of Default or (ii) that any Person has given any notice to such Borrower or any of its Restricted Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph (e) of Article 7 or any condition or event which would be required to be disclosed in a current report filed by such Borrower with the Securities and Exchange Commission on Form 8-K (other than
Item 5 as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder (or any successor thereof), a certificate of the president or chief financial officer of such Borrower specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Event of Default or condition and what action such Borrower has taken, is taking and proposes to take with respect thereto;

          (f) Promptly upon any executive officer of a Borrower or any of its Subsidiaries obtaining knowledge of (i) the institution of, or threat of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against or affecting such Borrower or any of its Subsidiaries or any of their assets, or (ii) any material development in any such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders), which, in the case of preceding clause (i) or (ii) might reasonably be expected to have a material adverse effect on the Borrowers and their respective Subsidiaries, taken as a whole, such Borrower shall promptly give notice thereof to the Lenders and provide such other information as may be reasonably available to it (without waiver of any applicable evidentiary privilege) to enable the Lenders to evaluate such matters; and, in addition to the requirements set forth in clauses (i) and (ii) of this Section 5.1(f), each Borrower upon request shall promptly give notice of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Lenders pursuant to clause (i) or (ii) above to the Lenders and provide such other information as may be reasonably available to it to enable the Lenders to evaluate such matters;

          (g) With reasonable promptness, such other information and data with respect to the Borrowers and their Subsidiaries as from time to time may be reasonably requested by any of the Lenders;

          (h) Together with each set of financial statements required by paragraph (a) above, a certificate of the independent certified public accountants rendering the report and opinion thereon (i) stating that they have read the relevant provisions of this Agreement as they relate to accounting matters and have audited the financial statements of the Borrowers and their respective Subsidiaries during the accounting period covered by such financial statements, (ii) stating whether, in connection with their audit, any condition or event, at any time during or at the end of such period, which constitutes an Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (iii) stating that based on their audit nothing has come to their attention which causes them to believe that the matters specified in paragraph (c)(ii) above for the applicable fiscal year are not stated in accordance with the terms of this Agreement;

          (i) As soon as practicable, but in any event within 30 days after the end of each fiscal quarter of the Borrowers, an operating report in the form of Exhibit G;

          (j) As soon as is practicable, but in any event within 10 days after the end of each fiscal year of the Borrowers, evidence in form and substance satisfactory to the Administrative Agent that the insurance required by Section 5.3 is in full force and effect; and

         (k) As soon as is practicable, but in any event within 45 days after the end of each fiscal year of the Borrowers comencing May 15, 1996, an operating budget for the Borrowers and their respective Restricted Subsidiaries for such fiscal year, in form and substance satisfactory to the Administrative Agent.

         SECTION 5.2.  Corporate Existence; Compliance with Statutes.

         Except as provided in Section 6.4, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, FCC Licenses, Pole Rental Leases, permits and Franchises and comply in all material respects with all provisions of Applicable Law, and all applicable restrictions imposed by, any Governmental Authority, including without limitation, the Communications Act, the Cable Act and the Copyright Act.

    SECTION 5.3.  Insurance.

    (a)  Keep its assets which are of an insurable character insured
(to the extent and for time periods consistent with normal industry practices) by financially sound and reputable insurers against loss or damage by fire, explosion, theft or other hazards which are included under extended coverage in amounts not less than the insurable value of the property insured or such lesser amounts, and with such self-insured retention or deductible levels, as are consistent with normal industry practices.

    (b) Maintain with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses; provided however, that workmen's compensation insurance or similar coverage may be effected with respect to its operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction.

    SECTION 5.4. Taxes and Charges; Indebtedness in Ordinary Course of Business.

    Duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all federal, state or local taxes, assessments, levies and other governmental charges, imposed upon a Borrower or any of its Restricted Subsidiaries or their respective properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any of the property of either the Borrower or any of its Restricted Subsidiaries; provided, however, that any of the foregoing need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary by such Borrower in accordance with GAAP; and provided, further, that such Borrower will pay all of the foregoing forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (unless the same is fully bonded or otherwise effectively stayed). Each Borrower will promptly pay, and cause its Restricted Subsidiaries to promptly pay, when due, or in conformance with customary trade terms, all other indebtedness incident to their operations; provided, however, that any such indebtedness need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary by such Borrower in accordance with GAAP, and provided, further that such Borrower will pay all such indebtedness which, if unpaid, might result in a Lien on its properties or the properties of one of its Restricted Subsidiaries, except Permitted Encumbrances.

    SECTION 5.5.  ERISA Compliance and Reports.

    Furnish to the Administrative Agent (a) as soon as possible, and in any event within 30 days after any executive officer of a Borrower knows that (i) any Reportable Event with respect to any Plan has occurred, a statement of the chief financial officer of such Borrower, setting forth details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice, if any, required to be filed by such Borrower or any of its Restricted Subsidiaries of such Reportable Event with the PBGC or (ii) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan, a Plan has been or is proposed to be terminated in a "distress termination" (as defined in Section 4041(c) of ERISA), proceedings have been instituted to terminate a Plan or a Multiemployer Plan, a proceeding has been instituted to collect a delinquent contribution to a Plan or a Multiemployer Plan, or either such Borrower or any of its Restricted Subsidiaries will incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Sections 4062, 4063, 4064 of ERISA or the withdrawal or partial withdrawal from a Multiemployer Plan under Sections 4201 or 4204 of ERISA, a statement of the chief financial officer of such Borrower, setting forth details as to such event and the action it proposes to take with respect thereto, (b) promptly upon the reasonable request of the Administrative Agent, copies of each annual and other report with respect to each Plan and (c) promptly after receipt thereof, a copy of any notice a Borrower or any of its Restricted Subsidiaries may receive from the PBGC relating to the PBGC's intention to terminate any Plan or to appoint a trustee to administer any Plan.

    SECTION 5.6.  Access to Books and Records; Examinations.

    Maintain or cause to be maintained at all times true and complete books and records of its financial operations (in accordance with GAAP) and upon reasonable notice to the Borrowers provide each Lender and its representatives access to all such books and records and to any of their properties or assets during regular business hours, in order that such Lender make such audits and examinations and make abstracts from such books, accounts and records and may discuss the affairs, finances and accounts with, and be advised as to the same by, the Borrowers' officers together with their independent accountants.

    SECTION 5.7.  Maintenance of Properties.

    Keep its properties which are material to its business in good repair, working order and condition consistent with industry practice and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and (ii) comply at all times with the provisions of all Franchises, Pole Rental Leases, and material leases and other material agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder.

    SECTION 5.8.  Material Changes.

    Report to the Administrative Agent promptly after obtaining knowledge of same, any material adverse change in the financial condition or business of the Borrowers and their Subsidiaries, taken as a whole.

    SECTION 5.9.  Environmental Laws.

    (a) Promptly notify the Administrative Agent upon any executive officer becoming aware of any violation or potential violation or non-compliance with, or liability or potential liability under, any Environmental Laws which, when taken together with all other pending violations could reasonably be expected to be materially adverse to the Borrowers and their respective Restricted Subsidiaries taken as a whole, and promptly furnish to the Administrative Agent all notices of any nature which a Borrower or any of its Restricted Subsidiaries may receive from any Governmental Authority or other Person with respect to any violation, or potential violation or non-compliance with, or liability or potential liability under, any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a material adverse effect on a Borrower and its Restricted Subsidiaries, taken as a whole.

    (b) Comply with and use reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with, and maintain and use best efforts to ensure that all tenants and subtenants obtain and comply in all material respects with, and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws.

    (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities.

    (d) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to the violation of or non-compliance with any Environmental Laws, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, but excluding therefrom all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses arising out of or resulting from (i) the gross negligence or willful misconduct of such indemnified party or (ii) any acts or omissions of any indemnified party occurring after such indemnified party is in possession of, or controls the operation of, any property or asset.

    SECTION 5.10.  Performance of Obligations.

    Perform, in all respects, all of its obligations under the terms of each mortgage, indenture, security agreement, other debt instrument and contract and agreement by which it is bound or to which it is a party or subject, except to the extent that failure to perform in accordance therewith could not, in the aggregate, be reasonably expected to have a material adverse effect on the Borrowers and their respective Subsidiaries, taken as a whole.

    SECTION 5.11.  Interest Rate Protection.

    At all times during the period commencing 60 days after the Closing Date and ending on the third anniversary of the Closing Date, maintain in effect Interest Rate Protection Agreements, in a manner and amount satisfactory to the Administrative Agent, but in any event such Interest Rate Protection Agreements shall (i) hedge the interest rates payable hereunder at a rate not in excess of 3% over the weighted average of the interest rates in effect for Loans outstanding at the time of entering into such Interest Rate Protection Agreements and (ii) at all times during such period be in a notional principal amount equal to at least 50% of the lesser of (A) the principal amount of the Loans outstanding on the date of determination and (B) the principal amount of the Loans outstanding 60 days prior to the date of determination. At least 50% of the notional principal amount of such Interest Rate Protection Agreements shall be with financial institutions.

    SECTION 5.12.  Corporate Name; Chief Executive Office.

    Not change its corporate name or the location of its respective chief executive offices or any of the offices where any such entity keeps the books and records with respect to the Collateral owned by it or open any new office without (i) giving the Administrative Agent 30 days' written notice of such change and (ii) filing any additional UCC financing statements and such other documents requested by the Administrative Agent or which are otherwise necessary or advisable to continue the first perfected security interest of the Administrative Agent for the benefit of the Lenders in the Collateral.

    SECTION 5.13.  Further Assurances; Security Interests.

    (a) Cause each Person which becomes a Restricted Subsidiary of a Borrower after the Closing Date to become a party to this Agreement and assume all the obligations of a Guarantor hereunder by executing a written instrument in form and substance reasonably satisfactory to the Administrative Agent, simultaneously with its becoming a Restricted Subsidiary. Promptly deliver to the Administrative Agent upon the acquisition or formation of each Restricted Subsidiary a stock pledge agreement, substantially in the form of Exhibit E-2, together with the Capital Stock of such Restricted Subsidiary and an undated stock power executed in blank.

    (b) Upon the reasonable request of the Administrative Agent promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable foreign, federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Administrative Agent for the benefit of the Lenders the security interest in the Collateral and to carry out the provisions and purposes of the Fundamental Documents.

    (c) Promptly undertake to deliver or cause to be delivered to the Lenders from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Administrative Agent for the benefit of the Lenders.

    (d) Unless otherwise agreed by the Administrative Agent use best efforts to exclude from contracts to which it becomes a party provisions which prevent the creation of a security interest in the rights under such contracts, and upon the request of the Administrative Agent, use best efforts to obtain permission for the creation of a security interest in favor of Lenders in rights under contracts which by their terms prohibit the creation of such a security interest.


6.  NEGATIVE COVENANTS

    From the date of the initial Loan and for so long as the Commitments shall be in effect or any amount shall remain outstanding under any Note or unpaid under this Agreement, unless the Required Lenders shall otherwise consent in writing, each of the Borrowers, jointly and severally, agrees that it will not, nor will it permit any of its Subsidiaries to, directly or indirectly:

    SECTION 6.1.  Limitation on Indebtedness.

    Incur, assume or suffer to exist any Indebtedness except:

    (a)  Indebtedness hereunder;

    (b) Indebtedness in existence on the date hereof, or required to be incurred pursuant to a contractual obligation in existence on the date hereof, which in either case, is listed on Schedule 3.18 hereto, but not any increase, extensions or renewals thereof, unless such extensions and renewals are effected on substantially the same terms;

    (c)  purchase money Indebtedness incurred by the Borrowers
(including Capital Leases) to the extent permitted under Section 6.6(b) hereof, but only to the extent that the aggregate amount outstanding at any time does not exceed $15,000,000 in the aggregate for all Borrowers and their respective Restricted Subsidiaries;

    (d)  Guaranties to the extent permitted by Section 6.2;

    (e) Indebtedness owing by a Borrower to any of its Restricted Subsidiaries, or by any Restricted Subsidiary of a Borrower to such Borrower or any other Restricted Subsidiary, arising in the ordinary course of business for normal business purposes;

    (f) Indebtedness of a Borrower to the Manager arising as a result of deferred Management Fees, provided such Indebtedness is subordinated to the Obligations pursuant to a Management Subordination Agreement;

    (g) Subordinated Debt, but only to the extent that the aggregate amount outstanding at any one time does not exceed $40,000,000 (including principal and interest) in the aggregate for all Borrowers and their respective Restricted Subsidiaries; and

    (h) subject to Section 6.5(b)(ii), Indebtedness of a corporation or partnership which becomes a Restricted Subsidiary after the date hereof, provided that (i) such Indebtedness existed at the time such entity became a Restricted Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such entity no Default or Event of Default shall have occurred and be continuing.

    SECTION 6.2.  Limitation on Guaranties.

    Assume or incur any Guaranty except:

    (a) endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

    (b) any Guaranties by a Borrower arising in respect of Indebtedness of its Restricted Subsidiaries permitted under Section 6.1;

    (c) Guaranties in existence on the date hereof which are listed on Schedule 3.18;

    (d) Guaranties by a Borrower of performance obligations of any of its Restricted Subsidiaries arising in the ordinary course of business; and

    (e) Guaranties incurred after the date hereof in an aggregate amount for all Borrowers and their respective Restricted Subsidiaries not to exceed $500,000 at any one time outstanding.

    SECTION 6.3.  Changes in Business.

    (a) No Borrower nor any of its Subsidiaries shall alter the nature of its business in any material respect other than to utilize the Systems to provide additional services.

    (b) Permit any of its Unrestricted Subsidiaries to engage in any business other than the business of acquiring, owning or disposing of publicly traded marketable securities and/or FCC Licenses (other than FCC Licenses used in connection with the ownership or operation of such Borrower's Systems or the Systems of such Borrower's Restricted Subsidiaries).

    SECTION 6.4.  Consolidation, Merger.

    Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

    (a) any Restricted Subsidiary of a Borrower may be merged or consolidated with or into such Borrower (provided that such Borrower shall be the continuing or surviving corporation) or with or into any other Restricted Subsidiary of such Borrower (provided that a Restricted Subsidiary shall be the continuing or surviving corporation);

    (b) any Restricted Subsidiary of a Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to such Borrower or any other Restricted Subsidiary of such Borrower;

    (c) any Borrower may be merged or consolidated with or into any other Borrower; and

    (d)  as permitted by Section 6.5(a)(i).

    SECTION 6.5.  Limitation on Sale of Assets,
Acquisitions.

    (a) Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary of a Borrower, issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than such Borrower or any wholly owned Restricted Subsidiary of such Borrower, except:

         (i) Asset Sales, provided that (x) the Systems sold by the Borrowers and/or any of their respective Restricted Subsidiaries in any single Asset Sale or series of related Asset Sales, after giving effect to any such Asset Sale or Asset Sales, shall have contributed less than 15% of Operating Cash Flow for the most recently completed four fiscal quarters (the percentage of Operating Cash Flow contributed by any such System is referred to as the "System Cash Flow Percentage") and (y) the sum of System Cash Flow Percentages of all Systems sold by the Borrowers and their respective Restricted Subsidiaries in all Asset Sales occurring subsequent to the Closing Date, after giving affect to any such Asset Sale or Asset Sales, in the aggregate shall not exceed 25%;

         (ii) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

         (iii) the sale of inventory in the ordinary course of business; and

         (iv)  as permitted by Section 6.4.

    (b) Acquire (in one transaction or series of transactions) all or any part of the property or assets of any Person, except:

         (i) purchases or other acquisitions of inventory, materials, equipment and the like in the ordinary course of business;

         (ii) an Acquisition the total consideration of which in the aggregate when added to all Acquisitions made by the Borrowers and their respective Restricted Subsidiaries subsequent to the Closing Date does not exceed $40,000,000; provided, that for purposes of this Section 6.5(b)(ii) the amount of any Indebtedness described in and permitted by Section 6.1(h) involved in any Acquisition permitted by this Section shall be considered as part of the total consideration given for such Acquisition; or

         (iii) an Acquisition the consideration of which is funded solely by contemporaneous Capital Contributions.

    Notwithstanding the foregoing, if the consideration of any Acquisition exceeds $10,000,000 in the aggregate the Borrowers shall deliver to the Lenders, at least fifteen (15) Business Days prior to the consummation of such transaction, financial statements and a Compliance Certificate prepared on a Pro Forma Basis, together with appropriate supporting information and evidencing compliance with Sections 6.16 through
6.19 after giving effect to such transaction.

    SECTION 6.6.  Limitations on Liens.

    Suffer any Lien on its property, except:

    (a) deposits under worker's compensation, unemployment insurance and social security laws or to secure statutory obligations or surety or appeal bonds or performance or other similar bonds in the ordinary course of business, or statutory Liens of landlords, carriers, warehousemen, mechanics and material men and other similar Liens, in respect of liabilities which are not yet due or which are being contested in good faith, Liens for taxes not yet due and payable, and Liens for taxes due and payable, the validity or amount of which is currently being contested in good faith by appropriate proceedings and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed);

    (b) purchase money Liens granted to the vendor or Person financing the acquisition of property, plant or equipment if (i) limited to the specific assets acquired and, in the case of tangible assets, other property which is an improvement to or is acquired for specific use in connection with such acquired property or which is real property being improved by such acquired property; (ii) the debt secured by the Lien is the unpaid balance of the acquisition cost of the specific assets on which the Lien is granted; and (iii) such transaction does not otherwise violate this Agreement;

    (c) Liens upon real and/or personal property, which property was acquired after the date of this Agreement (by purchase, construction or otherwise) by a Borrower or any of its Subsidiaries, each of which Liens existed on such property before the time of its acquisition and was not created in anticipation thereof; provided, however, that no such Lien shall extend to or cover any property of such Borrower or such Subsidiary other than the respective property so acquired and improvements thereon;

    (d) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are promptly commenced (and as to which foreclosure and other enforcement proceedings (i) shall not have been commenced (unless fully bonded or otherwise effectively stayed) or (ii) in any event shall be promptly fully bonded or otherwise effectively stayed);

    (e) Liens under Pole Rental Leases on cables and other property affixed to transmission poles;

    (f) zoning restrictions, easements, minor restrictions on the use of real property, and other minor Liens that do not secure the payment of money or the performance of an obligation and that do not individually or in the aggregate materially retract from the value of a property or asset to, or materially impair its use in the business of, a Borrower or any of its Restricted Subsidiaries;

    (g)  Liens created under any Fundamental Document; and

    (h) Existing Liens listed on Schedule 6.6 and any extensions or renewals thereof.

    SECTION 6.7.  Receivables.

    Sell, transfer, discount or otherwise dispose of notes, accounts receivable or other obligations owing to a Borrower or any of its Restricted Subsidiaries, except any disposition for the purpose of collection in the ordinary course of business.

    SECTION 6.8.  Sale and Leaseback.

    Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions a Borrower or any of its Restricted
Subsidiaries sells essentially all of its right, title and interest in a material asset and such Borrower or such Restricted Subsidiary acquires or leases back the right to use such property.

    SECTION 6.9.  ERISA Compliance.

    Engage in a "prohibited transaction", as defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan or Multiemployer Plan or knowingly consent to any other "party in interest" or any "disqualified person", as such terms are defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code, respectively, engaging in any "prohibited transaction", with respect to any Plan or Multiemployer Plan maintained by a Borrower or any of its Restricted Subsidiaries; or permit any Plan maintained by a Borrower or any of its Restricted Subsidiaries to incur any "accumulated funding deficiency", as defined in Section 302 of ERISA or Section 412 of the Code, unless such incurrence shall have been waived in advance by the Internal Revenue Service; or terminate any Plan in a manner which could result in the imposition of a Lien on any property of a Borrower or any of its Restricted Subsidiaries pursuant to Section 4068 of ERISA; or breach or knowingly permit any employee or officer or any trustee or administrator of any Plan maintained by a Borrower or any of its Restricted Subsidiaries to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan; engage in any transaction which would result in the incurrence of a liability under Section 4069 of ERISA; or fail to make contributions to a Plan or Multiemployer Plan which results in the imposition of a Lien on any property of a Borrower or any of its Restricted Subsidiaries pursuant to Section 302(f) of ERISA or Section 412(n) of the Code, if the occurrence of any of the foregoing events would result in a liability which is materially adverse to the financial condition of the Borrowers and their respective Restricted Subsidiaries, taken as a whole or would materially and adversely affect the ability of the Borrowers to perform their obligations under this Agreement or the Notes.

    SECTION 6.10.  Transactions with Affiliates.

    Directly or indirectly enter into any transaction with an Affiliate on terms less favorable (including, but not limited to, price and credit terms) to it or its Restricted Subsidiaries than would be the case if such transaction had been effected at arms length with a Person other than an Affiliate, except, subject to Section 6.24, any Management Agreement.

    SECTION 6.11.  Hazardous Materials.

    Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance in all material respects with all applicable Environmental Laws, nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Materials onto any such property or asset in material violation of any Environmental Law.

    SECTION 6.12. Limitation on Restrictions on Subsidiary Dividends and other Distributions, etc.

    Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any of the Restricted Subsidiaries of a Borrower to (a) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in its profits owned by such Borrower or any of its Restricted Subsidiaries, or pay any Indebtedness owed to such Borrower or any of its Restricted Subsidiaries, (b) make loans or advances to such Borrower or any of its Restricted Subsidiaries or (c) transfer any of its properties or assets to it or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under, or by reason of, (i) Applicable Law, (ii) customary non-assignment provisions of any agreement governing a leasehold interest, a security agreement, mortgage or deed of trust issued in connection with Liens permitted by Sections 6.6(b), (c) and (i) or any other agreement which does not relate to Indebtedness, (iii) any agreement or other instrument of a Person acquired by it or any of its Restricted Subsidiaries at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired or the property or assets of the Person so acquired and was not entered into in contemplation of such acquisition, (iv) this Agreement and the other Fundamental Documents and (v) encumbrances and restrictions which are in effect on the date hereof and are listed on Schedule 6.12.

    SECTION 6.13.  No Further Negative Pledges.

    Enter into any agreement prohibiting the creation or assumption of any Lien upon the properties or assets of a Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or requiring an obligation to be secured if some other obligation is secured, except:

    (a)  this Agreement and the other Fundamental Documents; and

    (b) prohibitions against other encumbrances on specific property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific property and improvements and accretions thereto, and is otherwise permitted under this Agreement).

    SECTION 6.14.  Executive Offices.

    Transfer executive offices, change its corporate name or location of records for receivables, or keep inventory or equipment at locations not presently kept or maintained without compliance with Section 5.13.

    SECTION 6.15.  Subsidiaries.

    After the Closing Date, create or acquire any new Subsidiary except as permitted by Section 6.5 and without compliance with Sections 5.13 and 6.22.

    SECTION 6.16.  Senior Funded Debt Ratio.

    Permit the Senior Funded Debt Ratio at any time to be greater than the ratios indicated below for the period in which occurred the last day of the Rolling Period used in the calculation of the Senior Funded Debt
Ratio:

           Period                             Ratio

Closing Date through March 31, 1996           6.00:1
April 1, 1996 through September 30, 1996      5.75:1
October 1, 1996 through March 31, 1997        5.50:1
April 1, 1997 through September 30, 1997      5.25:1
October 1, 1997 through March 31, 1998        5.00:1
April 1, 1998 through June 30, 1998           4.75:1
 and thereafter                               4.50:1

         For purposes of this Section 6.16, Annualized Operating
Cash Flow is calculated as of the end of the most recently completed fiscal quarter for which the Lenders have received financial statements and a Compliance Certificate pursuant to Section 5.1.

    SECTION 6.17.  Fixed Charges Ratio.

    Permit the Fixed Charges Ratio for any Rolling Period to be less than 1.00 to 1.

    SECTION 6.18.  Interest Expense Ratio.

    Permit the Interest Expense Ratio for any fiscal quarter during the periods set forth below to be less than the ratios indicated below:

           Period                                              Ratio

           Closing Date through September 30, 1998             1.875:1
            and thereafter                                     2.000:1

    SECTION 6.19.  Pro Forma Debt Service Ratio.

    Permit the Pro Forma Debt Service Ratio at any time to be less than 1.05:1; provided, however, that so long as the ratio of Senior Funded Debt to Annualized Operating Cash Flow is less than 3.00:1, then (i) the Pro Forma Debt Service Ratio shall be calculated by adding 50% of the Excess Cash Balance as of the first day of such period to Annualized Operating Cash Flow for such period and (ii) the Pro Forma Debt Service Ratio at any time shall be not less than 1.15:1.

    SECTION 6.20.  Accounting Practices.

    Establish a fiscal year ending on other than March 31, or modify or change accounting treatments or reporting practices except as otherwise required or permitted by GAAP.

    SECTION 6.21.  Restricted Payments.

    Declare, make or incur any liability to make any Restricted
Payments (excluding any Management Fee or expense reimbursement for the actual cost of out-of-pocket expenses arising in the ordinary course), except:

    (a)  Restricted Payments to a Borrower or to any Restricted
Subsidiary;

    (b) any Restricted Payment so long as (i) before and after giving effect to the proposed Restricted Payment no Default or Event of Default has occurred and is continuing and (ii) the Senior Funded Debt Ratio for the immediately preceding fiscal quarter and after giving effect to the proposed Restricted Payment is less than 5.50:1; or

    (c) any other Restricted Payment so long as (i) before and after giving effect to the proposed Restricted Payment no Default or Event of Default has occurred and is continuing, (ii) the proposed Restricted Payment would not violate the Affiliate Subordination Agreement, (iii) no Default or Event of Default would have occurred under Sections 6.17 or 6.19 calculated at the end of the most recent fiscal quarter for which the Borrowers delivered a Compliance Certificate pursuant to Section 5.1 had such proposed Restricted Payment been made immediately prior to the last day of such fiscal quarter and (iv) either (x) the Senior Funded Debt Ratio for the immediately preceding fiscal quarter and after giving effect to the proposed Restricted Payment is less than 5.50:1 or (y) the amount of the proposed Restricted Payment does not exceed the sum of the aggregate amount of all General Capital Contributions made subsequent to the Closing Date less any Capital Contributions made to fund Acquisitions permitted under Section 6.5.

    SECTION 6.22.  Limitation on Loans and Investment.

    Make any loan or advance or extend credit to any Person, firm or corporation (whether or not a Restricted Subsidiary, employee, officer or other Affiliate of a Borrower) or make any other Investment in any Person, or its securities, except:

    (a) Investments in Restricted Subsidiaries outstanding on the date hereof to the extent permitted under Section 6.1(d);

    (b)  Cash Equivalents;

    (c)  Investments in new Restricted Subsidiaries to the extent
(i) the Required Lenders approve of the formation and function of any such Restricted Subsidiary; (ii) the Administrative Agent for the benefit of the Lenders receives a pledge of the shares of such Restricted Subsidiary's Capital Stock and (iii) any such Restricted Subsidiary assumes the obligations of a Guarantor and Debtor hereunder by executing a written instrument reasonably satisfactory in form and substance to the Administrative Agent;

    (d) Investments in Unrestricted Subsidiaries; provided that all such Investments do not exceed $25,000,000 in the aggregate for all Borrowers and is otherwise permitted under Section 6.21; and

    (e)  Acquisitions permitted under Section 6.5.

    SECTION 6.23.  Management Agreements, Franchises.

    Agree to or permit any amendment, alteration, modification or any other change of any of the Management Agreements or the Franchises (or waive a material right thereunder).

    SECTION 6.24.  Management Fees.

    Make any payment on account of Management Fees, except that the Borrowers and/or any of their respective Restricted Subsidiaries may (i) so long as before and after giving effect to such payment no Default or Event of Default has occurred and is continuing and so long as such payment would not violate the Management Subordination Agreement, pay Management Fees in arrears with respect to any fiscal quarter up to a maximum aggregate amount for the Borrowers and their respective Restricted Subsidiaries equal to 5% of the gross revenues of the Borrowers and their respective Restricted Subsidiaries for such fiscal quarter, provided that, prior to any such payment, the Borrowers shall have delivered the financial statements required pursuant to Section 5.1 with respect to the fiscal quarter during which such Management Fees were accrued; (ii) so long as before and after giving effect to such payment no Default or Event of Default has occurred and is continuing and so long as such payment would not violate the Management Subordination Agreement, pay Management Fees (including any previously accrued but unpaid Management Fees) on the last day of any fiscal quarter, provided that, after giving effect to such payment, the amount of Designated Capital Contributions for the payment of Management Fees minus the amount of Management Fees actually paid pursuant to clause (ii) or (iii) of this Section 6.24 shall be greater than or equal to zero and (iii) after the occurrence and during the continuation of an Event of Default and so long as such payment would not violate the Management Subordination Agreement, pay Management Fees for such quarter on the last day of such fiscal quarter with Designated Capital Contributions made subsequent to the occurrence and continuation of such Event of Default; provided that, prior to paying such Management Fees the Borrowers shall give ten days prior written notice of such to the Administrative Agent together with evidence reasonably satisfactory to the Administrative Agent as to the Designated Capital Contribution.


7.  EVENTS OF DEFAULT

    In the case of the happening and during the continuance of any of the following events (herein called "Events of Default"):

    (a) any representation or warranty made by any Borrower or any Debtor in this Agreement or any other Fundamental Document or in connection with this Agreement or with the execution and delivery of the Notes or the Borrowings hereunder, or any statement or representation made in any report, financial statement, certificate or other document furnished by or on behalf of any Borrower or any Debtor to the Administrative Agent or any Lender under or in connection with this Agreement, shall prove to have been false or misleading when made or delivered;

    (b) default shall be made in the payment of any principal of or interest on the Notes or of any fees or other amounts payable by a Borrower hereunder, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and in the case of payments of interest, such default shall continue unremedied for three days, and in the case of payments other than of any principal amount of or interest on the Notes, such default shall continue unremedied for five days after receipt by the Borrowers of an invoice therefor;

    (c) default shall be made by any Borrower or any Debtor in the due observance or performance of any covenant, condition or agreement contained in Sections 5.1(a), (b), (c) and (e) or Article 6 of this Agreement;

    (d) default shall be made by any Borrower or any Debtor in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement, or any other Fundamental Document and such default shall continue unremedied for thirty (30) days after a Borrower received knowledge thereof or, reasonably should have known of the occurrence thereof;

    (e) default in payment shall be made with respect to any Indebtedness of any Borrower or any of its Subsidiaries where the amount or amounts of such Indebtedness exceeds $7,500,000 in the aggregate, or default with respect to the performance of any other obligation incurred in connection with any such Indebtedness, if the effect of such default is, or with the giving of notice or passage of time or both would be, to accelerate the maturity of such Indebtedness or to permit the holder thereof (after giving effect to any applicable grace periods) to cause such Indebtedness to become due prior to its stated maturity, or any other circumstance shall arise (other than the mere passage of time) by reason of which any Borrower or any Subsidiary of any Borrower is required to redeem or repurchase, or offer to holders the opportunity to have redeemed or repurchased, any such Indebtedness;

    (f) any Borrower or any of its Subsidiaries shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any Borrower or any of its Subsidiaries shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or any Borrower or any Subsidiary thereof shall take any action to authorize any of the foregoing;

    (g) any involuntary case, proceeding or other action against any Borrower or any of its Subsidiaries shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of sixty
(60) days;

    (h) final judgment(s) for the payment of money in excess of $1,000,000 shall be rendered against any Borrower or any of its Subsidiaries which within sixty (60) days from the entry of such judgment shall not have been discharged or stayed pending appeal or which shall not have been discharged within sixty (60) days from the entry of a final order of affirmance on appeal;

    (i) a Reportable Event relating to a failure to meet minimum funding standards or an inability to pay benefits when due shall have occurred with respect to any Plan under the control of any Borrower or any of its Subsidiaries and shall not have been remedied within 45 days after the occurrence of such Reportable Event;

    (j) any Person shall have (or any Debtor shall assert that any Person has) a right in the Collateral prior or equal to that of the Administrative Agent on behalf of the Lenders subject only to Permitted Encumbrances;

    (k)  a Change in Control shall occur;

    (l)  a Change in Management shall occur; or

    (m) one or more Franchises shall be suspended or revoked or any Borrower shall otherwise fail to have all authorizations and licenses required to operate the Systems as presently operated, and all such suspensions, revocations and/or other failures shall in the aggregate account for more than 10% of Operating Cash Flow for the most recent Rolling Period for which financial statements are available;

then, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent shall, if directed by the Required Lenders, take either or both of the following actions, at the same or different times: terminate forthwith the Commitments and/or declare the principal of and the interest on the Loans and the Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding. If an Event of Default specified in paragraphs (f) or (g) above shall have occurred, the principal of and interest on the Loans and the Notes and all other amounts payable hereunder or thereunder shall thereupon and concurrently become due and payable without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or the Notes to the contrary notwithstanding and the Commitments of the Lenders shall thereupon forthwith terminate.


8.  GRANT OF SECURITY INTEREST; REMEDIES

    SECTION 8.1.  Security Interests.

    As security for the Obligations, each of the Debtors hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Administrative Agent (for the benefit of the Lenders) and grants to the Administrative Agent (for the benefit of the Lenders) a security interest in all of each Debtor's right, title and interest in and to the Collateral, excluding, however, any agreement that is included in the Collateral if a grant of a security interest in such agreement would constitute a breach of such agreement or would result in the termination of such agreement.

    SECTION 8.2.  Use of Collateral.

    So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of this Agreement and the other Fundamental Documents to which a Debtor is a party, each of the Debtors may use the Collateral in any lawful manner.

    SECTION 8.3.  Application of Proceeds.

    Upon request of the Administrative Agent during the continuation of an Event of Default, each Debtor agrees to take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profit and other proceeds constituting proceeds of the Collateral to be applied to the satisfaction of the Obligations.

    SECTION 8.4.  Collections, etc.

    Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, in its sole discretion, in its name or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or the Administrative Agent may, to the fullest extent permitted by Applicable Law, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, a Debtor. The Administrative Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral, except as may be required by Applicable Law. If a Debtor fails to make any payment or take any action required hereunder, the Administrative Agent may, after notice to such Debtor, make such payments and take all such actions as the Administrative Agent reasonably deems necessary to protect the Administrative Agent's security interests in the Collateral and/or the value thereof, and the Administrative Agent is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest, or compromise any Liens
(i) that in the judgment of the Administrative Agent appear to be equal to, prior to or superior to the security interests of the Lenders in the Collateral and (ii) not expressly permitted by this Agreement.

    SECTION 8.5.  Possession, Sale of Collateral, etc.

    Upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Administrative Agent may enter upon the premises of a Debtor or wherever the Collateral may be, and take possession of the Collateral, and may reasonably demand and receive such possession from any Person who has possession thereof, and the Administrative Agent may take such measures as it may deem necessary or proper for the care or protection thereof, including the rights to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Administrative Agent shall decide, in one or more sales or parcels, at such prices as the Administrative Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 10 days' written notice to such Debtor of the time and place of any such public sale or sales or of the time after which any private sale or other disposition is to be made (it being acknowledged by the Debtors that such notice constitutes "reasonable notification") and such other notices as may be required by Applicable Law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Debtors any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Article 8, the Administrative Agent may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Debtors, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Administrative Agent and the Lenders by the Debtors hereunder as a credit against the purchase price. The Administrative Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and the Administrative Agent shall not be chargeable with any of the obligations or liabilities of the Debtors. Each Debtor hereby agrees
(i) that it will indemnify and hold the Administrative Agent and the Lenders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Administrative Agent pursuant to this Article 8, or arising out of any act of, or omission to act on the part of, any party other than the Administrative Agent with respect to the Collateral prior to such taking of actual possession or control by the Administrative Agent, or arising out of any act on the part of the Debtors, or their agents before or after the commencement of such actual possession or control by the Administrative Agent; and (ii) that the Administrative Agent shall have no liability or obligation to the Debtors arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. In any action hereunder, the Administrative Agent shall be entitled to the appointment of a receiver without notice to the extent permitted by Applicable Law, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Administrative Agent shall be entitled to apply, without prior notice to the Debtors, any cash or cash items constituting Collateral in the possession of the Administrative Agent to payment of the Obligations.

    SECTION 8.6.  Application of Proceeds on Default.

    During the continuance of an Event of Default, the balances in any account of a Debtor with the Administrative Agent or a Lender, all other income on the Collateral, and all proceeds from any sale of the Collateral pursuant hereto shall be applied (in such order as the Administrative Agent shall in its sole discretion determine, but subject to the rights of the Lenders) to the payment in full of the Obligations. Any amounts remaining after such payment in full shall be remitted to an account maintained by the Borrowers with the Administrative Agent or as a court of competent jurisdiction may otherwise direct.

    SECTION 8.7.  Power of Attorney.

    Upon the occurrence of an Event of Default and during the continuation of such Event of Default (a) each Debtor does hereby irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Administrative Agent or such other Person to receive, open and dispose of all mail addressed to such Debtor, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Administrative Agent with full power and right to cause the mail of such Persons to be transferred to the Administrative Agent's own offices or otherwise and to do any and all other acts necessary or proper to carry out the intent of this Agreement and the grant of the security interests hereunder, and each Debtor hereby ratifies and confirms all that the Administrative Agent or its substitutes shall properly do by virtue hereof;
(b) each Debtor does hereby further irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Administrative Agent or any Debtor (i) to enforce all of such Debtor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Administrative Agent on behalf of the Lenders, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of the Fundamental Documents that are required to be observed or performed by the Debtors or their Subsidiaries, (iii) to execute such other and further pledges and assignments of the Collateral, and related instruments or agreements, as the Administrative Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Administrative Agent on behalf of the Lenders hereunder, and (iv) to do any and all other things necessary or proper to carry out the intention of this Agreement and the grant of the security interests hereunder.

    SECTION 8.8. Financing Statements, Direct Payments, Confirmation of Receivables and Audit Rights.

    Each Debtor hereby authorizes the Administrative Agent to file
UCC financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Liens of the Administrative Agent on behalf of the Lenders on the Collateral, in all cases without the signatures of such Debtor or to execute such items as attorney-in-fact for such Debtor. Each Debtor further authorizes the Administrative Agent (i) upon the occurrence of an Event of Default, and during the continuation of such Event of Default, to notify any account debtors that all sums payable to such Debtor relating to the Collateral shall be paid directly to the Administrative Agent and (ii) to confirm with any account debtors the amounts payable by them to such Debtor with regard to the Collateral and the terms of their agreements with the Debtors and to participate with each Debtor in the audits of its account debtors.

    SECTION 8.9.  Further Assurances.

    Upon the request of the Administrative Agent, each Debtor hereby agrees to duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Borrowers, such further instruments as may be necessary or proper, in the reasonable judgment of the Administrative Agent, to carry out the provisions and purposes of this
Article 8, and to do all things necessary, in the reasonable judgment of the Administrative Agent, to perfect and preserve the Liens of the Administrative Agent on behalf of the Lenders hereunder and under the Fundamental Documents, and in the Collateral or any portion thereof.

    SECTION 8.10.  Termination.

    The security interests granted under this Article shall terminate when all the Obligations have been fully paid and performed and the Commitments shall have terminated. Upon request by the Borrowers following such termination the Administrative Agent will take, at the expense of the Borrowers, all action and do all things reasonably necessary to release the Liens granted to it under the Fundamental Documents.

    SECTION 8.11.  Remedies Not Exclusive.

    The remedies conferred upon or reserved to the Administrative
Agent in this Article are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Administrative Agent. Without limiting the generality of the foregoing, the Administrative Agent and the Lenders shall have all rights and remedies of a secured creditor under Article 9 of the New York Uniform Commercial Code.

    SECTION 8.12.  Regulatory Approvals.

    During the continuance of an Event of Default, each Debtor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC or of any other Person necessary or appropriate for the effective exercise of any rights under this Agreement or any other Fundamental Document. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each Debtor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each FCC License, Franchise or other similar rights or licenses. To enforce the provisions of this Section, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC and any other applicable regulatory authority an involuntary transfer of control of each such FCC License, Franchise or similar right or license for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Debtor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if such Debtor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, each Debtor shall further use its best efforts to assist in obtaining approval of the FCC and any applicable regulatory authority, if required, for any action or transactions contemplated by this Agreement or any other Fundamental Document including, without limitation, the preparation, execution and filing with the FCC and any applicable regulatory authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License, Franchise or similar right or license or transfer of control necessary or appropriate under the rules and regulations of the FCC or any regulatory authority for the approval of the transfer or assignment of any portion of the Collateral, together with any FCC License, Franchise or similar right or license. Each Debtor acknowledges that the assignment or transfer of each FCC License, Franchise or similar right or license is integral to the Administrative Agent's and Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Debtors to comply with the provisions of this Section and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this Section may be specifically enforced, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.


9.  GUARANTY

          SECTION 9.1.  Guaranty.

          (a) Each Guarantor unconditionally and irrevocably guarantees the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this guaranty notwithstanding any extension or renewal of any Obligation. Each Guarantor's obligations under this Article 9 are hereinafter referred to as such Guarantor's "Guaranty Obligations".

          (b) Each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, the Borrowers or any other guarantor, and also waives notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or the Lenders to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other guarantor under the provisions of this Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof;
(iii) the failure of the Administrative Agent or the Lenders to obtain the consent of any Guarantor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Agreement, the Notes or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent for the Obligations or any of them; (v) the failure of the Administrative Agent or the Lenders to exercise any right or remedy against any other guarantor of the Obligations; or (vi) the release or substitution of any guarantor.

          (c) Each Guarantor further agrees that this guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent or the Lenders to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent or the Lenders in favor of the Borrowers, any other guarantor or to any other Person.

          (d) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrowers and any circumstances affecting the ability of the Borrowers to perform under this Agreement.

          (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, the Notes or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. The Administrative Agent and the Lenders make no representation or warranty in respect to any such circumstances and have no duty or responsibility whatsoever to each Guarantor in respect to the management and maintenance of the Obligations or any collateral security for the Obligations.

          SECTION 9.2.  No Impairment of Guaranty, etc.

          The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or the Lenders to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law, unless and until the Obligations are paid in full.

          SECTION 9.3.  Continuation and Reinstatement, etc.

          (a) Each Guarantor further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Administrative Agent or the Lenders upon the bankruptcy or reorganization of a Borrower or a Guarantor, or otherwise. In furtherance of the provisions of this Article 9, and not in limitation of any other right which the Administrative Agent or the Lenders may have at law or in equity against a Borrower or a Guarantor by virtue hereof, upon failure of a Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent on behalf of the Lenders, forthwith pay or cause to be paid to the Administrative Agent on behalf of the Lenders in cash an amount equal to the unpaid amount of all the Obligations with interest thereon at a rate of interest equal to the rate specified in Section 2.9 hereof, and thereupon the Administrative Agent on behalf of the Lenders shall assign such Obligation, together with all security interests, if any, then held by the Administrative Agent in respect of such Obligation, to the Guarantor making such payment.

          (b) All rights of the Guarantors against the Borrowers, arising as a result of the payment by any Guarantor of any sums to the Administrative Agent for the benefit of the Lenders or directly to the Lenders hereunder by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations to the Administrative Agent on behalf of the Lenders. If any amount shall be paid to such Guarantor for the account of a Borrower, such amount shall be held in trust for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent on behalf of the Lenders to be credited and applied to the Obligations, whether matured or unmatured.

          SECTION 9.4.  Limitation on Guaranteed Amount etc.

          Notwithstanding any other provision of this Article 9, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Article 9 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Guarantor's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which the Guarantor may have under this Article 9 (or as a result of the operation of Article 8 with regard to assets of other Debtors) or the Contribution Agreement or any other Agreement or under Applicable Law shall be taken into account.


10.  JOINT AND SEVERAL LIABILITY OF THE BORROWERS

          Unless otherwise specifically provided for herein, the Borrowers are and will be jointly and severally liable for each and every representation, covenant and obligation to be performed by the Borrowers under this Agreement, the Notes and the other Fundamental Documents and the invalidity, unenforceability or illegality of this Agreement and/or the Notes and/or the release by the Lenders of any Borrower hereunder and/or under the Notes and/or any other Fundamental Document will not affect the obligations of the other Borrowers under this Agreement and/or the Notes and/or any other Fundamental Document which otherwise remain valid and legally binding obligations of such other Borrowers. Each of the Borrowers hereby covenants and agrees that (i) it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights with respect to the Obligations against any Person, including without limitation any other Borrower, prior to the payment in full of the Obligations and (ii) so long as there shall exist any Event of Default, all Indebtedness, claims and liabilities now or hereafter owing by a Borrower to any other Borrower or, if by law any Borrower is subrogated to the rights of the Lenders or any other Borrower, such rights are hereby subordinated to the prior payment in full of the Obligations and are so subordinated as a claim against such Borrower or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any of the Obligations are outstanding.


11.  THE ADMINISTRATIVE AGENT

          SECTION 11.1.  Administration by Administrative Agent.

          The general administration of the Fundamental Documents and any other documents contemplated by this Agreement shall be by the Administrative Agent or its designees. Each of the Lenders hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, the Notes and any other documents contemplated by this Agreement as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in the Fundamental Documents. Any Lender which is a Managing Agent for the credit facility hereunder shall not have any duties or responsibilities except as a Lender hereunder.

          SECTION 11.2.  Advances and Payments.

          (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with this Agreement. Each of the Lenders hereby authorizes and requests the Administrative Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, unless with respect to any Lender, such Lender has theretofore specifically notified the Administrative Agent that such Lender does not intend to fund that particular Loan. Each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent pursuant to the immediately preceding sentence. If any such reimbursement is not made in immediately available funds on the same day on which the Administrative Agent shall have made any such amount available on behalf of any Lender in accordance with this Section 11.2, such Lender shall pay interest to the Administrative Agent at a rate per annum equal to the Administrative Agent's cost of obtaining overnight funds in the New York Federal Funds Market. Notwithstanding the preceding sentence, if such reimbursement is not made by the second Business Day following the day on which the Administrative Agent shall have made any such amount available on behalf of any Lender or such Lender has indicated that it does not intend to reimburse the Administrative Agent, the Borrower shall immediately pay such unreimbursed advance amount (plus any accrued, but unpaid interest at the rate applicable to ABR Loans) to the Administrative Agent.

          (b) Any amounts received by the Administrative Agent in connection with this Agreement or the Notes the application of which is not otherwise provided for shall be applied after subtracting therefrom all costs and expenses incurred by the Administrative Agent hereunder in its capacity as Administrative Agent, in accordance with each of the Lenders' pro rata interest therein, first, to pay accrued but unpaid Commitment Fees, second, to pay accrued but unpaid interest on the Notes, third, to pay the principal balance outstanding on the Notes and any amounts owing to the Lenders pursuant to Interest Rate Protection Agreements, on a pro rata and pari passu basis and fourth, to pay other amounts payable to the Administrative Agent and/or the Lenders. All amounts to be paid to any of the Lenders by the Administrative Agent shall be credited to the Lenders, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in such Lender's correspondent account with the Administrative Agent, or as such Lender and the Administrative Agent shall from time to time agree.

          SECTION 11.3.  Sharing of Setoffs and Cash Collateral.

          Each of the Lenders agrees that if it shall, through the operation of Section 2.18 hereof or the exercise of a right of bank's lien, setoff or counterclaim against any Borrower, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Loans of such other Lenders, so that the aggregate unpaid principal amount of each of the Lenders' Loans and its participation in Loans of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro rata.

          SECTION 11.4.  Notice to the Lenders.

          Upon receipt by the Administrative Agent from any Borrower of any communication calling for an action on the part of the Lenders, or upon notice to the Administrative Agent of any Event of Default, the Administrative Agent will in turn immediately inform the other Lenders in writing (which shall include telegraphic communications) of the nature of such communication or of the Event of Default, as the case may be.

          SECTION 11.5.  Liability of Administrative Agent.

          (a) The Administrative Agent, when acting on behalf of the Lenders, may execute any of its duties under this Agreement by or through its officers, agents, or employees and neither the Administrative Agent, nor its directors, officers, agents, or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent and its directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, neither the Administrative Agent nor any of its directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Agreement or any related agreement, document or order, or for the designation or failure to designate this transaction as a "Highly Leveraged Transaction" for regulatory purposes, or shall be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants, or agreements of this Agreement or any related agreement or document.

          (b) Neither the Administrative Agent nor any of its directors, officers, employees, or agents shall have any responsibility to Borrowers on account of the failure or delay in performance or breach by any of the Lenders or any of the Borrowers of any of their respective obligations under this Agreement or the Notes or any related agreement or document or in connection herewith or therewith.

          (c) The Administrative Agent shall be entitled to rely on any communication, instrument, or document reasonably believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by it.

          SECTION 11.6.  Reimbursement and Indemnification.

          Each of the Lenders severally and not jointly agrees (i) to reimburse the Administrative Agent, ratably in accordance with its Commitment, for any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the administration or enforcement thereof not reimbursed by the Borrowers or one of their respective Restricted Subsidiaries, and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees, or agents, on demand, in the amount of its proportionate share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the Fundamental Documents or any action taken or omitted by it or any of them under the Fundamental Documents to the extent not reimbursed by the Borrowers or one of their respective Restricted Subsidiaries (except such as shall result from the gross negligence or willful misconduct of the Person seeking indemnification).

          SECTION 11.7.  Rights of Administrative Agent.

          It is understood and agreed that First Union National Bank of North Carolina shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with any Borrower or any Debtor as though it were not the Administrative Agent on behalf of the Lenders under this Agreement.

          SECTION 11.8.  Independent Investigation by Lenders.

          Each of the Lenders acknowledges that it has decided to enter into this Agreement and to make the Loans based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrowers and agrees that the Administrative Agent shall bear no responsibility therefor.

          SECTION 11.9.  Notice of Transfer.

          The Administrative Agent may deem and treat any Lender which is a party to this Agreement as the owner of such Lender's portions of the Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Administrative Agent and become effective pursuant to Section 12.3.

          SECTION 11.10.  Successor Administrative Agent.

          The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. The Required Lenders may at any time remove the Administrative Agent, effective on the date specified by them, by written notice to the Administrative Agent and the Borrowers. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent from among the Managing Agents. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (with the consent of the Borrowers, which consent shall not be unreasonably withheld or delayed; provided, no such consent need be obtained if a Default or an Event of Default has occurred and is continuing), which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


12.  MISCELLANEOUS

          SECTION 12.1.  Notices.

          Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, if by telegram, delivered to the telegraph company and, if by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party hereto, delivered by such equipment) addressed, if to the Administrative Agent or First Union National Bank of North Carolina, to it at One First Union Center, 301 S. College Street, Charlotte, NC 28288, Attention: Syndication Agency Service, or if to a Debtor, to it at its address set forth on the signature page, or if to a Lender, to it at its address set forth on the signature page (or in its Assignment and Acceptance pursuant to which it became a Lender hereunder), or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged, if by any telecopier or telegraphic communications equipment of the sender, in each case addressed to such party as provided in this
Section 12.1 or in accordance with the latest unrevoked written direction from such party.

          SECTION 12.2. Survival of Agreement, Representations and Warranties, etc.

          All warranties, representations and covenants made by each Borrower herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making of the Loans herein contemplated and the issuance and delivery to the Administrative Agent of the Notes regardless of any investigation made by the Administrative Agent or the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitment has not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by each Borrower hereunder.

          SECTION 12.3. Successors and Assigns; Syndications; Loan Sales; Participations.

          (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (provided, however, that the Borrowers may not assign their rights hereunder without the prior written consent of all the Lenders), and all covenants, promises and agreements by, or on behalf of, each Borrower which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Lenders.

          (b) Each of the Lenders may (but only with the prior written consent of the Administrative Agent and the Borrowers, which consent shall not be unreasonably withheld or delayed; provided no such Borrower consent need be obtained if a Default or an Event of Default has occurred and is continuing) assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the Loans at the time owing to it and the Note held by it) (an "Assignment"); provided, however, that (1) each Assignment shall be of a constant, not a varying, percentage of all of the assigning Lender's rights and obligations in respect of the Loans and the Commitment (if applicable), which are the subject of such assignment, (2) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Lender) shall be in a minimum principal amount of $10,000,000 and (3) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment (if required hereunder) and a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance and recording, and from and after the effective date specified in each Assignment and Acceptance, which effective date shall be not earlier than five Business Days after the date of acceptance and recording by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

          (c) Notwithstanding the other provisions of this Section 12.3, each Lender may at any time make an Assignment of its interests, rights and obligations under this Agreement to (i) any Affiliate of such Lender or
(ii) any other Lender hereunder, provided that after giving effect to such assignment, the percentage that such assignee's Commitment bears to the Total Commitment shall not exceed 25%.

          (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in, or in connection with, this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Fundamental Documents;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a) and 5.1(b) (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in Section 3.4 hereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;
(v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Fundamental Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Agreement and will perform in accordance with its terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (e) The Administrative Agent shall maintain at its address at which notices are to be given to it pursuant to Section 12.1, a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, any Note subject to such assignment (if required hereunder) and the processing and recordation fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrowers. If a portion of the Commitment has been assigned by an assigning Lender, then such Lender shall deliver its Note at the same time it delivers the applicable Assignment and Acceptance to the Administrative Agent. Within five Business Days after receipt of the notice, the Borrowers, at their own expense, shall execute and deliver to the applicable Lenders, in exchange for the surrendered Note, a new Note to the order of such assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Each new Note shall be dated the date hereof and shall otherwise be in substantially the form of Exhibit A hereto.

          (g) Each of the Lenders may without the consent of the Borrowers sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it and the Note held by it); provided, however, that (i) any such Lender's obligations under this Agreement shall remain unchanged, (ii) such participant shall not be granted any voting rights under this Agreement, except with respect to proposed changes to interest rates, amounts of Commitments, final maturity of Loans, and fees (as applicable to such participant), (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.13, 2.14 and 2.16 hereof but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled to receive, and (v) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

          (h) The Lenders may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 12.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to the Administrative Agent by or on behalf of the Borrowers; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree, by executing a confidentiality letter in form and substance equivalent to the confidentiality letter executed by the Lenders in connection with information received by such Lenders relating to this transaction to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

          (i) Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make the Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to preceding clauses (a) through (h), the disposition of the Note or other evidence of Indebtedness held by that Lender shall at all times be within its exclusive control.

          (j) Each Borrower hereby consents that any Lender may at any time and from time to time pledge, or otherwise grant a security interest in, any Loan or any Note evidencing such Loan (or any part thereof) to any Federal Reserve Bank.

          SECTION 12.4.  Expenses; Documentary Taxes.

          Whether or not the transactions hereby contemplated shall be consummated, each of the Borrowers agrees to pay all reasonable out-of-pocket expenses incurred by the Managing Agents in connection with the syndication, preparation, execution, delivery and administration of this Agreement, the Notes, the making of the Loans, including but not limited to any internally allocated audit costs, the reasonable fees and disbursements of Morgan, Lewis & Bockius, counsel for the Managing Agents, as well as all reasonable out-of-pocket expenses incurred by the Lenders in connection with any restructuring or workout of this Agreement, or the Notes or in connection with the enforcement or protection of the rights of the Lenders in connection with this Agreement or the Notes or any other Fundamental Document, and with respect to any action which may be instituted by any Person against any Lender in respect of the foregoing, or as a result of any transaction, action or nonaction arising from the foregoing, including but not limited to the fees and disbursements of any counsel for the Lenders. Such payments shall be made on the date of execution of this Agreement and thereafter on demand. Each Borrower agrees that it shall indemnify the Administrative Agent and the Lenders from, and hold them harmless against, any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the Notes or any other Fundamental Document. The obligations of the Borrowers under this Section shall survive the termination of this Agreement and/or the payment of the Loans.

          SECTION 12.5.  Indemnity.

          Further, by the execution hereof, each Debtor agrees to indemnify and hold harmless the Administrative Agent and the Lenders and their respective directors, officers, employees and agents (each, an "Indemnified Party") from and against any and all expenses (including reasonable fees and disbursements of counsel), losses, claims, damages and liabilities arising out of any claim, litigation, investigation or proceeding (regardless of whether any such Indemnified Party is a party thereto) in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification. The obligations of the Debtors under this Section 12.5 shall survive the termination of this Agreement and/or payment of the Loans.

          SECTION 12.6.  CHOICE OF LAW.

          THIS AGREEMENT AND THE NOTES HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          SECTION 12.7.  No Waiver.

          No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power or remedy hereunder or under the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 12.8.  Extension of Maturity.

          Except as otherwise specifically provided in Article 11 hereof, should any payment of principal of or interest on the Notes or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

          SECTION 12.9.  Amendments, etc.

          No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrowers herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the Required Lenders and the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification or amendment shall without the written consent of each Lender affected thereby (x) increase the Commitment of a Lender or postpone or waive any scheduled reduction in the Commitments, or
(y) alter the stated maturity or principal amount of any installment of any Loan, or decrease the rate of interest payable thereon, or the rate at which the Commitment Fees accrue or (z) waive a default under Section 7(b) hereof and further provided that no such modification or amendment shall without the written consent of all of the Lenders (i) decrease the Commitment of any Lender, (ii) release all or any portion of the Collateral unless such release is pursuant to a Permitted Asset Sale or is otherwise expressly permitted hereby, (iii) release any Debtor from its obligations hereunder,
(iv) amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, or (v) amend this Section 12.9 or the definition of Required Lenders or the definition of Subordinated Debt. No such amendment or modification may adversely affect the rights and obligations of the Administrative Agent without its prior written consent. No notice to or demand on the Borrowers shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by any holder of a Note shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked.

          SECTION 12.10.  Severability.

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 12.11.  SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

          (a)  EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION
OF THE STATE COURTS OF THE STATES OF NEW YORK AND NORTH CAROLINA LOCATED IN NEW YORK COUNTY AND IN MECKLENBURG COUNTY, RESPECTIVELY, AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR A LENDER. EACH DEBTOR TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND
(B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. EACH DEBTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 12.1 HEREOF. EACH DEBTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE ADMINISTRATIVE AGENT AND EACH LENDER. FINAL JUDGMENT AGAINST A DEBTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE SUBMITTING PARTY THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY, OR PURSUANT TO, THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT OR A LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST ANY DEBTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE SUCH DEBTOR OR SUCH ASSETS MAY BE FOUND.

          (b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 12.11(b) CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.11(b) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          SECTION 12.12.  Headings.

          Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          SECTION 12.13.  Execution in Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

          SECTION 12.14.  Entire Agreement.

          This Agreement represents the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between the Borrowers and the Administrative Agent or any Lender prior to the execution of this Agreement which relate to Loans to be made hereunder shall be replaced by the terms of this Agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                             BORROWERS:

                             UCA CORP.


                             By: /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             ADELPHIA CABLE T.V., INC.


                             By: /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             LORAIN CABLE TELEVISION, INC.


                             By:  /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             MULTI-CHANNEL T.V. CABLE
                              COMPANY OF VIRGINIA


                             By:  /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             VAN BUREN COUNTY CABLEVISION, INC.


                             By:  /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             GRAND ISLAND CABLE, INC.


                             By:   /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             ULTRACOM OF MONTGOMERY COUNTY, INC.


                             By:   /s/ L.T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915

                             GUARANTORS:

                             ULTRACOM OF MARPLE, INC.


                             By:   /s/ Lemoyne T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915


                             ULTRACOM OF LANSDALE, INC.


                             By:   /s/ LeMoyne T. Zacherl
                               Name:  LeMoyne T. Zacherl
                               Title: Vice President
                               Address: 5 West Third Street
                                        Coudersport, PA  16915



                             LENDERS:

                             FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA, individually and as
                              Administrative Agent


                             By:    /s/ William F. Laporte, III
                               Name:  William F. Laporte, III
                               Title: Vice President
                               Address: One First Union Center
                                        301 S. College Street
                                        Charlotte, NC  28288


                             SOCIETE GENERALE


                             By:    /s/ Bryan G. Petermann
                               Name:  Bryan G. Petermann
                               Title: Vice President
                               Address: 1221 Avenue of the Americas
                                        New York, NY  10020

                             PNC BANK, NATIONAL ASSOCIATION


                             By:    /s/ Marlene S. Dooner
                               Name:  Marlene S. Dooner
                               Title: Vice President
                               Address: 100 South Broad Street
                                        Ninth Floor
                                        Philadelphia, PA  19101


                             CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                             By:   /s/ James E. Morris
                               Name:  James E. Morris
                               Title: Authorized Signature
                               Address: 1301 Avenue of the Americas
                                        18th Floor
                                        New York, NY  10019



                             THE BANK OF NOVA SCOTIA


                             By:    /s/ Vincent J. Fitzgerald, Jr.
                               Name:  Vincent J. Fitzgerald, Jr.
                               Title: Senior Relationship Manager
                               Address: One Liberty Plaza
                                        26th Floor
                                        New York, NY  10006


                             THE BANK OF TOKYO TRUST COMPANY


                             By:   /s/ Charles S. Poer
                               Name:  Charles S. Poer
                               Title: Vice President
                               Address: 1251 Avenue of the Americas
                                        12th Floor
                                        New York, NY  10116


                             FIRST FIDELITY BANK, N.A.


                             By:   /s/ Annette F. Procacci
                               Name:  Annette F. Procacci
                               Title: Vice President
                               Address: 123 South Broad Street
                                        Philadelphia, PA  19101

                             MIDLANTIC BANK, N.A.


                             By:  /s/ Joseph E. Donahue, III
                               Name:  Joseph E. Donahue, III
                               Title  Senior Vice President
                               Address: Centre Square Tower
                                        1500 Market Street
                                        Ninth Floor
                                        Philadelphia, PA 19102


                             NATIONSBANK OF TEXAS, N.A.


                             By:   /s/ Greg Meador
                               Name:  Gregory I. Meador
                               Title: Assistant Vice President
                               Address: P.O. Box 831000
                                        901 Main Street
                                        64th Floor Plaza
                                        Dallas, TX  75283


                             CORESTATES BANK, N.A.


                             By:    /s/ Anthony D. Braxton
                               Name:  Anthony D. Braxton
                               Title: Vice President
                               Address: 1500 Market Street, West
Tower
                                        18th Floor
                                        Philadelphia, PA  19102











Schedule 2.1

Lenders                                          Commitment Amount


First Union National Bank
 of North Carolina                             $28,125,000
Credit Lyonnais Cayman
Island Branch                                   28,125,000
PNC Bank, National Association                  28,125,000
Societe Generale                                28,125,000
First Fidelity Bank, N.A.                       20,000,000
The Bank of Tokyo Trust
Company                                         10,000,000
NationsBank of Texas, N.A.                      17,500,000
Corestates Bank, N.A.                           15,000,000
The Bank of Nova Scotia                         15,000,000
Midlantic Bank, N.A.                            10,000,000
                                              $200,000,000

























                                                                  EXHIBIT A

                               FORM OF NOTE


[$            ]                              New York, New York
                                             as of March 15, 1995



          FOR VALUE RECEIVED, UCA
CORP., a Delaware corporation, ADELPHIA CABLE T.V., INC., a Pennsylvania corporation, LORAIN CABLE TELEVISION, INC., an Ohio corporation, MULTI-CHANNEL T.V. CABLE COMPANY OF VIRGINIA, a Delaware corporation, VAN BUREN COUNTY CABLEVISION, INC., a Michigan corporation, GRAND ISLAND CABLE, INC., a Delaware corporation, and ULTRACOM OF MONTGOMERY COUNTY, INC., a Pennsylvania corporation, (collectively, the "Obligors"), DO HEREBY PROMISE JOINTLY AND SEVERALLY TO PAY to the order of [Insert Name of Lender] (the "Lender") at the office of First Union National Bank of North Carolina at One First Union Center, 301 S. College Street, Charlotte, NC 28288 in lawful money of the United States of America in immediately available funds, the principal amount of [____________ MILLION DOLLARS] ($_____________), or the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made by the Lenders to the makers hereof pursuant to the Credit Agreement referred to below, whichever is less, on such date or dates as is required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in Section 2.8 of the Credit Agreement.

          Obligors and any and all
sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note against any Obligor, to first institute or exhaust such holder's remedies against any other Obligor or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note is referred to in
that certain Credit, Security and Guaranty Agreement dated as of March 15, 1995 (the "Credit Agreement"), among the Obligors, the subsidiaries of the Obligors referred to therein as guarantors, the Lenders referred to therein, Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent, as the same may be amended from time to time, and is entitled to the benefits of and is secured by the security interests granted in the Credit Agreement and the other security documents referred to and described therein, which among other things contain provisions for optional prepayment, and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

          THIS NOTE SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.


                              UCA CORP.



                              By
                                 Name:
                                 Title:


                              ADELPHIA CABLE T.V., INC.



                              By
                                 Name:
                                 Title:


                              LORAIN CABLE TELEVISION, INC.



                              By
                                 Name:
                                 Title:


                              MULTI-CHANNEL T.V. CABLE COMPANY
                              OF VIRGINIA



                              By
                                 Name:
                                 Title:


                              VAN BUREN COUNTY CABLEVISION, INC.



                              By
                                 Name:
                                 Title:


                              GRAND ISLAND CABLE, INC.



                              By
                                 Name:
                                 Title:


                              ULTRACOM OF MONTGOMERY COUNTY, INC.



                              By
                                 Name:
                                 Title:

                            [LAST PAGE OF NOTE]



                                                      Unpaid    Name of
                                                     Principal  Person
                                    Payments          Balance   Making
Date   Amount of Loan   Principal  Interest    of Note     Notation






































`                                                                 EXHIBIT C



                     FORM OF ASSIGNMENT AND ACCEPTANCE

                        Dated _______________, ____


          Reference is made to the Credit, Security and Guaranty Agreement dated as of March 15, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van
Buren"),   Grand Island Cable, Inc. ("Grand Island") and UltraCom of
Montgomery County, Inc. ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island being referred to herein collectively, as the "Borrowers"), the Subsidiaries of the Borrowers referred to therein as Guarantors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.


          ________________ (the "Assignor") and ________________ (the
"Assignee") agree as follows:


          (a) The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, an undivided ___% interest(1) in and to all the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (such term being used herein as hereinafter defined) (including, without limitation, such percentage interest in (a) the Commitment of the Assignor on the Effective Date and (b) the outstanding Loans owing to the Assignor on

(1)The amount of the Commitment to be assigned shall be in a minimum principal amount of $10,000,000 the Effective Date, together with all unpaid interest accrued to the Effective Date provided, however, it is expressly understood and agreed that
(x) the Assignor is not assigning to the Assignee and the Assignor shall retain (i) all of the Assignor's rights under Section 2.14 of the Credit Agreement with respect to any costs, reduction or payment incurred or made prior to the Effective Date including, without limitation, the rights to indemnification and to reimbursement for taxes, costs and expenses and (ii) any and all amounts paid to the Assignor prior the Effective Date and (y) both Assignor and Assignee shall be entitled to the benefits of Sections
12.4 and 12.5 of the Credit Agreement.

          (b) The Assignor (i) represents that as of the date hereof (without giving effect to any assignments thereof which have not yet become effective), its percentage under the Credit Agreement is ___%, its Commitment under the Credit Agreement is $_________, and the outstanding balance of Loans owing to it is $_________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant therein other than as of the Effective Date it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other obligor or the performance or observance by the Borrowers or any other obligor of their respective obligations under the Credit Agreement or any Fundamental Document or any other instrument or document furnished pursuant hereto or thereto; and (iv) attaches the Note held by it and requests that the Administrative Agent exchange such Note for a new Note payable to the Assignor (if the Assignor has retained a Commitment under the Credit Agreement) and a new Note payable to the Assignee in the respective amount(s) which reflect the assignment(s) being made hereby (and after giving affect to any assignments which have become effective on the Effective Date).

          (c) The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in Section 3.4 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Fundamental Documents; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement or any other Fundamental Document as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from the United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vii) has supplied the information requested on the administrative questionnaire attached hereto as Exhibit A.

          (d) The effective date for this Assignment and Acceptance shall be __________ (the "Effective Date").(2)

          (e) Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 12.3 of the Credit Agreement, effective as of the Effective Date.

          (f) Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments for periods prior to the Effective date.



(2) See Section 12.3(b) of the Credit Agreement. Such date shall not be earlier than five(5) Business dats after the date of acceptance and recording by the Administrative Agent of the Assignment and Acceptance.
 or with respect to the making of this assignment directly between themselves.

          (g) Upon the acceptance and recording by the Administrative Agent, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Fundamental Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and if this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto).

          (h) THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (i) This Assignment and Acceptance may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers.


                              [NAME OF ASSIGNOR], as Assignor



                              By:
                                   Name:
                                   Title:


                              [NAME OF ASSIGNEE], as Assignee



                              By:
                                   Name:
                                   Title:


Accepted this ___ day
of ____________, ____


FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA, as Administrative Agent



By:
     Name:
     Title:

Consented to by:


UCA CORP.                               GRAND ISLAND CABLE, INC.


By:__________________________           By:_____________________
   Name:                                   Name:
   Title:                                  Title:



ADELPHIA CABLE T.V., INC.               ULTRACOM OF MONTGOMERY
                                        COUNTY, INC.

By:__________________________
   Name:                                By:_____________________
   Title:                                  Name:
                                           Title:


LORAIN CABLE TELEVISION, INC.


By:__________________________
   Name:
   Title:



MULTI-CHANNEL T.V. CABLE
COMPANY OF VIRGINIA


By:__________________________
   Name:
   Title:



VAN BUREN COUNTY
CABLEVISION, INC.


By:__________________________
   Name:
   Title:













































                                                                  EXHIBIT D




                      FORM OF COMPLIANCE CERTIFICATE


          THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1.   I am the duly elected [INSERT TITLE OF AUTHORIZED
SIGNATORY] of each of [INSERT NAME OF BORROWERS and [TO THE EXTENT NECESSARY, INSERT ADDITIONAL BORROWERS] (the "Borrowers");
          2. I have reviewed the terms of the Credit, Security and Guaranty Agreement dated as of March 15, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), and UltraCom of Montgomery County, Inc. ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island being referred to herein collectively, as the "Borrowers"), the Subsidiaries of the Borrowers referred to therein as Guarantors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and the Notes and I have made, or have caused to be made under my supervision, in reasonable detail, a review of the transactions and condition of the Borrowers and their Subsidiaries during the accounting period covered by the attached financial statements. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

          3. The examinations described in paragraph (2) did not disclose the existence of any condition or event which constitutes an Event of Default or Default during, or at the end of, the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph (4) below;

          4. In the course of the performance of my duties, I would normally have knowledge of any condition or event which would constitute an Event of Default or Default. As of the date of this Certificate, I have no knowledge of any such condition or event, except as set forth below:

          Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraphs (3) and (4) above by listing, in detail, the nature of each condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take, with respect to each such condition or event:






          5. Attached hereto, in reasonable detail, are the computations and comparisons required to demonstrate in detail the Borrowers' calculation of the Applicable Margin and compliance with the provisions of Sections 6.16, 6.17, 6.18 and 6.19 of the Credit Agreement.

          The foregoing certifications, together with the computations and comparisons set forth in the attachments hereto and the financial statements attached to this Certificate in support hereof, are made and delivered this _____ day of __________, pursuant to Section 5.1(c) of the Credit Agreement.


                              UCA CORP.



                              By:
                                 Name:
                                 Title:


                              ADELPHIA CABLE T.V., INC.



                              By:
                                 Name:
                                 Title:


                              LORAIN CABLE TELEVISION, INC.



                              By:
                                 Name:
                                 Title:


                              MULTI-CHANNEL T.V. CABLE COMPANY
                              OF VIRGINIA



                              By:
                                 Name:
                                 Title:


                              VAN BUREN COUNTY CABLEVISION, INC.


                              By:
                                 Name:
                                 Title:


                              GRAND ISLAND CABLE, INC.



                              By:
                                 Name:
                                 Title:


                              ULTRACOM OF MONTGOMERY COUNTY, INC.



                              By:
                                 Name:
                                 Title:

                                Attachments


1.   financial statements;

          2.   the computation of the Applicable Margin; and

          3. the computations and comparisons (in reasonable detail) required to demonstrate compliance with the provisions of Sections 6.16, 6.17, 6.18 and 6.19 of the Credit Agreement.



































                                                                EXHIBIT E-1


                     FORM OF ADELPHIA PLEDGE AGREEMENT


PLEDGE AGREEMENT, dated as of March 15, 1995 between ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation (the "Pledgor") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Administrative Agent for the Lenders referred to herein (in such capacity, the "Administrative Agent").


                          Introductory Statement


          Pursuant to a Credit, Security and Guaranty Agreement dated as of March 15, 1995 among UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island") and UltraCom of Montgomery County, Inc. ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island being referred to herein collectively as the "Borrowers"), certain subsidiaries of the Borrowers referred to therein as Guarantors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and the Administrative Agent (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), the Lenders have agreed to make loans (the "Loans") to the Borrowers.
          The Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of each Borrower listed on
Schedule 1 hereto (being referred to herein as the "Pledged Affiliates").

          In order to induce the Lenders to enter into the Credit
Agreement and make the Loans to the Borrowers and to secure the obligations of the Borrowers under the Credit Agreement (such obligations of the Borrowers being hereinafter referred to as the "Obligations"), the Pledgor is pledging to the Administrative Agent, for the ratable benefit of the Lenders, all of the issued and outstanding capital stock of the Pledged Affiliates, all as more fully set forth herein.

Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

          1. Pledge; Non-Recourse. 1.1 As security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Administrative Agent, for the ratable benefit of the Lenders, and grants a security interest in (i) all the capital stock of each of the Pledged Affiliates which the Pledgor owns beneficially and of record, and (ii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities".

          1.2 The Pledgor shall deliver to the Administrative Agent the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as the Administrative Agent or its counsel shall reasonably request.

          1.3 The Pledgor shall have no liability hereunder for payment of the Obligations, and in any action or suit to collect the Obligations the Administrative Agent and the Lenders shall not seek any in personam judgment against the Pledgor or any judgment for a deficiency but shall look solely to the security interests hereunder and the collateral described herein for payment of the Obligations. Nothing contained in this Section 1(c) shall be construed to impair the validity of the Obligations or this Agreement or affect or impair in any way the right of the Administrative Agent and the Lenders to exercise their rights and remedies under the Credit Agreement, any Note and any other Fundamental Document.

          2. Registration in Nominee Name; Denominations. The Administrative Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          3. Pledgor's Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to and/or covenants and agrees with the Administrative Agent as follows:


(a) the Pledged Securities constitute 100% of the issued and outstanding equity securities of each of the Pledged Affiliates;

               (b) the Pledged Securities are duly authorized, validly issued, fully paid and non-assessable;

               (c) there are no restrictions on the transfer of the Pledged Securities other than as a result of the Credit Agreement or applicable securities laws or the regulations promulgated thereunder;

               (d)  the Pledgor has good title to the Pledged Securities;

               (e) the Pledged Securities are not subject to any prior liens or encumbrances;

               (f) the Pledgor has the right to pledge the Pledged Securities hereunder free of any encumbrances, and without the consent of the creditors of the Pledged Affiliates or any other person or any government agency whatsoever;

               (g) the Pledgor has full power and authority to execute, deliver and perform this Agreement and to pledge the Pledged Securities hereunder;

               (h) the Pledgor will not take any action to allow any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to the Administrative Agent, for the ratable benefit of the Lenders, on terms satisfactory to the Administrative Agent as security for the Obligations;

               (i) the execution, delivery and performance of this Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which the Pledgor is a party, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument;

               (j) there are no material pending legal or governmental proceedings to which the Pledgor is a party or to which any of its properties is subject which will materially affect the Pledgor's ability to perform its obligations hereunder; and

               (k) on the date hereof, the Pledged Securities consist of the securities listed on Schedule 2.

          4. Voting Rights; Dividends; etc. 4.1 Unless and until an Event of Default shall have occurred and be continuing:
               (a) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Credit Agreement.

               (b) Any dividends (other than dividends permitted by Section 6.21 of the Credit Agreement) or distributions of any kind whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the shares or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the shares may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Administrative Agent to be held subject to the terms of this Agreement.

               (c) The Administrative Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

          4.2 Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii) and Section 6.21 of the Credit Agreement shall cease and all such rights shall thereupon become vested in the Administrative Agent for the ratable benefit of the Lenders, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Administrative Agent of any of the foregoing rights and powers, the Administrative Agent shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

          5. Remedies Upon Default. 5.1 If an Event of Default shall have occurred and be continuing, the Administrative Agent may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

          5.2 The Administrative Agent shall give the Pledgor 10 days' written notice of the Administrative Agent's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 5, the Administrative Agent may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Administrative Agent by the Debtors or the Pledgor as a credit against the purchase price; and the Administrative Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. The Administrative Agent shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and the Administrative Agent shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. The Pledgor hereby agrees (i) it will indemnify and hold the Administrative Agent harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Administrative Agent pursuant to this Agreement or arising out of any act of, or omission to act on the part of, any party other than the Administrative Agent prior to such taking of actual possession or control by the Administrative Agent, or arising out of any act on the part of the Pledgor or its agents before or after the commencement of such actual possession or control by the Administrative Agent; and (ii) the Administrative Agent shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

          All actions which may be taken pursuant to the provisions of this Section 5 and/or Section 7 hereof are subject, in every instance, to the receipt of any prior consents of any Governmental Authority which may be required by Applicable Law.

          6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Securities sold pursuant to Section 5 hereof shall be applied by the Administrative Agent (in such order as the Administrative Agent shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by the Administrative Agent while enforcing its rights pursuant to this Agreement.

          7. Administrative Agent Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor hereby appoints the Administrative Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

          8. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Administrative Agent may be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor hereby agrees that the Administrative Agent shall not have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Administrative Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Administrative Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, the Administrative Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Administrative Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

          9. Regulatory Approval. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC, any Governmental Authority or of any other person necessary or appropriate for the effective exercise of any rights under this Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each FCC License, Franchise and any other agreement. To enforce the provisions of this Section, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC and any applicable Governmental Authority an involuntary transfer of control of each such FCC License and Franchise for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the FCC and any applicable Governmental Authority, if required, for any action or transaction contemplated by this Agreement including, without limitation, the preparation, execution and filing with the FCC and any applicable Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License and Franchise or transfer of control necessary or appropriate under the rules and regulations of the FCC or any Governmental Authority for the approval of the transfer or assignment of any portion of the Collateral, together with any FCC License and Franchise. The Pledgor acknowledges that the assignment or transfer of each FCC License and any other agreement is integral to the Administrative Agent's and Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section 9 and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this Section may be specifically enforced, and the Pledgeor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. Termination. The pledge hereunder shall terminate when all of the Obligations shall have been fully paid and the Commitments have terminated. At such time the Administrative Agent shall, at the sole cost and expense of the Pledgor, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (except as to acts of the Administrative Agent or persons claiming through the Administrative Agent).

          11. Waivers by Pledgor. Except as specifically provided for herein, the Pledgor waives demand, notice, protest, all appraisements, notice of acceptance of this Agreement, notice of any Loans made, extensions granted, collateral received or delivered or any action taken in reliance hereon, all demands and notice in connection with the delivery, acceptance, performance, default, or enforcement of any Obligation, and all other demands and notices of any description; and assents to any extension or postponement of the time of payment of any of the Obligations or any other indulgence, to any substitution, exchange or release of Collateral, or to the addition or release of any person primarily or secondarily liable therefor.

          12. Notices. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to such other party at its address on the signature pages hereto or to any such party at such other address as shall be designated by such party in a written notice to the other party, complying as to delivery with the terms of this Section 12. All such demands, notices and other communications shall be effective when received or five business days after mailing, whichever is earlier.

          13. SERVICE OF PROCESS. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATES OF NEW YORK AND NORTH CAROLINA AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH SUIT, ACTION, OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION, OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE PLEDGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE PLEDGOR OR ANY OF THE PLEDGED SECURITIES IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR OR SUCH PLEDGED SECURITIES MAY BE FOUND. THE PLEDGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR THE PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL.

          14. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 14 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          15. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          17. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as the Administrative Agent may reasonably request to effect the purposes of this Agreement and to secure to the Administrative Agent for the ratable benefit of the Lenders, the benefits of all rights, authorities, and remedies conferred upon the Administrative Agent and the Lenders by the terms of this Agreement.

          18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              ADELPHIA COMMUNICATIONS
                    CORPORATION



                              By:
                                 Name:
                                 Title:
                                 Address: 5 West Third Street
                                          Coudersport, PA  16915


                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA, as Administrative Agent



                              By:
                                 Name:
                                 Title:
                                 Address: One First Union Center
                                          301 S. College Street
                                          Charlottee, NC  28288

                                                                 SCHEDULE 1



                            Pledged Affiliates



          UCA Corp.
          Adelphia Cable T.V., Inc.
          Grand Island Cable, Inc.

                                                                 SCHEDULE 2



                            Pledged Securities




Pledged Affiliate           Stock Certificate No.     No. of Shares































                                                                EXHIBIT E-2


                      FORM OF DEBTOR PLEDGE AGREEMENT


                              PLEDGE AGREEMENT, dated as of March 15,
1995 between [INSERT NAME OF DEBTOR], a __________________ corporation (the "Pledgor") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as
Administrative Agent for the Lenders referred to herein (in such capacity, the "Administrative Agent").


                          Introductory Statement


          Pursuant to a Credit, Security and Guaranty Agreement dated as of March 15, 1995 among UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island") and UltraCom of Montgomery County, Inc. ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island being referred to herein collectively as the "Borrowers"), certain subsidiaries of the Borrowers referred to therein as Guarantors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and the Administrative Agent (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), the Lenders have agreed to make loans (the "Loans") to the Borrowers.

          The Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of each Restricted Subsidiary listed on Schedule 1 hereto (being referred to herein as the "Pledged Affiliates").

          In order to induce the Lenders to enter into the Credit
Agreement and make the Loans to the Borrowers and to secure the obligations of the Borrowers under the Credit Agreement (such obligations of the Borrowers being hereinafter referred to as the "Obligations"), the Pledgor is pledging to the Administrative Agent, for the ratable benefit of the Lenders, all of the issued and outstanding capital stock of the Pledged Affiliates, all as more fully set forth herein.

Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

          1. Pledge. 1.1 As security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Administrative Agent, for the ratable benefit of the Lenders, and grants a security interest in (i) all the capital stock of each of the Pledged Affiliates which the Pledgor owns beneficially and of record, and (ii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities".

          1.2 The Pledgor shall deliver to the Administrative Agent the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as the Administrative Agent or its counsel shall reasonably request.

          2. Registration in Nominee Name; Denominations. The Administrative Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          3. Pledgor's Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to and/or covenants and agrees with the Administrative Agent as follows:

               (a) the Pledged Securities constitute 100% of the issued and outstanding equity securities of each of the Pledged Affiliates;

               (b) the Pledged Securities are duly authorized, validly issued, fully paid and non-assessable;

               (c) there are no restrictions on the transfer of the Pledged Securities other than as a result of the Credit Agreement or applicable securities laws or the regulations promulgated thereunder;

               (d)  the Pledgor has good title to the Pledged
Securities;

               (e) the Pledged Securities are not subject to any prior liens or encumbrances;

               (f) the Pledgor has the right to pledge the Pledged Securities hereunder free of any encumbrances, and without the consent of the creditors of the Pledged Affiliates or any other person or any government agency whatsoever;

               (g) the Pledgor has full power and authority to execute, deliver and perform this Agreement and to pledge the Pledged Securities hereunder;

               (h) the Pledgor will not take any action to allow any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to the Administrative Agent, for the ratable benefit of the Lenders, on terms satisfactory to the Administrative Agent as security for the Obligations;

               (i) the execution, delivery and performance of this Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which the Pledgor is a party, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument;

               (j) there are no material pending legal or governmental proceedings to which the Pledgor is a party or to which any of its properties is subject which will materially affect the Pledgor's ability to perform its obligations hereunder; and

               (k) on the date hereof, the Pledged Securities consist of the securities listed on Schedule 2.

          4. Voting Rights; Dividends; etc. 4.1 Unless and until an Event of Default shall have occurred and be continuing:

               (a) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Credit Agreement.

               (b) Any dividends (other than dividends permitted by Section 6.21 of the Credit Agreement) or distributions of any kind whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the shares or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the shares may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Administrative Agent to be held subject to the terms of this Agreement.

               (c) The Administrative Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

          4.2 Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii) and Section 6.21 of the Credit Agreement shall cease and all such rights shall thereupon become vested in the Administrative Agent for the ratable benefit of the Lenders, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Administrative Agent of any of the foregoing rights and powers, the Administrative Agent shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

          5. Remedies Upon Default. 5.1 If an Event of Default shall have occurred and be continuing, the Administrative Agent may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

          5.2 The Administrative Agent shall give the Pledgor 10 days' written notice of the Administrative Agent's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 5, the Administrative Agent may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Administrative Agent by the Debtors or the Pledgor as a credit against the purchase price; and the Administrative Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. The Administrative Agent shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and the Administrative Agent shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. The Pledgor hereby agrees (i) it will indemnify and hold the Administrative Agent harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Administrative Agent pursuant to this Agreement or arising out of any act of, or omission to act on the part of, any party other than the Administrative Agent prior to such taking of actual possession or control by the Administrative Agent, or arising out of any act on the part of the Pledgor or its agents before or after the commencement of such actual possession or control by the Administrative Agent; and (ii) the Administrative Agent shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

          All actions which may be taken pursuant to the provisions of this Section 5 and/or Section 7 hereof are subject, in every instance, to the receipt of any prior consents of any Governmental Authority which may be required by Applicable Law.

          6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Securities sold pursuant to Section 5 hereof shall be applied by the Administrative Agent (in such order as the Administrative Agent shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by the Administrative Agent while enforcing its rights pursuant to this Agreement.

          7. Administrative Agent Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor hereby appoints the Administrative Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

          8. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Administrative Agent may be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor hereby agrees that the Administrative Agent shall not have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Administrative Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Administrative Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, the Administrative Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Administrative Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

          9. Regulatory Approval. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC, any Governmental Authority or of any other person necessary or appropriate for the effective exercise of any rights under this Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each FCC License, Franchise and any other agreement. To enforce the provisions of this Section, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC and any applicable Governmental Authority an involuntary transfer of control of each such FCC License and Franchise for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the FCC and any applicable Governmental Authority, if required, for any action or transaction contemplated by this Agreement including, without limitation, the preparation, execution and filing with the FCC and any applicable Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License and Franchise or transfer of control necessary or appropriate under the rules and regulations of the FCC or any Governmental Authority for the approval of the transfer or assignment of any portion of the Collateral, together with any FCC License and Franchise. The Pledgor acknowledges that the assignment or transfer of each FCC License and any other agreement is integral to the Administrative Agent's and Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section 9 and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this Section may be specifically enforced, and the Pledgeor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. Termination. The pledge hereunder shall terminate when all of the Obligations shall have been fully paid and the Commitments have terminated. At such time the Administrative Agent shall, at the sole cost and expense of the Pledgor, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (except as to acts of the Administrative Agent or persons claiming through the Administrative Agent).

          11. Notices. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to such other party at its address on the signature pages hereto or to any such party at such other address as shall be designated by such party in a written notice to the other party, complying as to delivery with the terms of this Section 11. All such demands, notices and other communications shall be effective when received or five business days after mailing, whichever is earlier.

          12. SERVICE OF PROCESS. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATES OF NEW YORK AND NORTH CAROLINA AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH SUIT, ACTION, OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION, OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE PLEDGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE PLEDGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR OR SUCH ASSETS MAY BE FOUND. THE PLEDGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR THE PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL.

          13. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 13 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          14. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          16. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as the Administrative Agent may reasonably request to effect the purposes of this Agreement and to secure to the Administrative Agent for the ratable benefit of the Lenders, the benefits of all rights, authorities, and remedies conferred upon the Administrative Agent and the Lenders by the terms of this Agreement.

          17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              [INSERT NAME OF DEBTOR]



                              By:
                                 Name:
                                 Title:
                                 Address: 5 West Third Street
                                          Coudersport, PA  16915


                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA, as Administrative Agent



                              By:
                                 Name:
                                 Title:
                                 Address: One First Union Center
                                          301 S. College Street
                                          Charlotte, NC  28288

                                                                 SCHEDULE 1



                            Pledged Affiliates

                                                                 SCHEDULE 2



                            Pledged Securities




Pledged Affiliate        Stock Certificate No.        No. of Shares































                                                                EXHIBIT F-1



                FORM OF MANAGEMENT SUBORDINATION AGREEMENT


SUBORDINATION AGREEMENT dated as of March 15, 1995 among (i) UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), UltraCom of Montgomery County, Inc. ("UltraCom") and their respective Restricted Subsidiaries which are party to the Credit Agreement (as hereinafter defined) (such Restricted Subsidiaries together with UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom being referred to herein collectively as the "Obligors" and individually as an "Obligor"), (ii) Adelphia Cablevision, Inc., a Pennsylvania corporation ("ACI") and Chelsea Communications, Inc., a Delaware corporation ("Chelsea", collectively with ACI, the "Subordinated Creditors") and (iii) First Union National Bank of North Carolina, as administrative agent for the Lenders referenced herein (in such capacity, the "Administrative Agent").


                          Introductory Statement

          Pursuant to the terms of a Credit, Security and Guaranty
Agreement dated as of March 15, 1995 among the Obligors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and the Administrative Agent (the "Credit Agreement") the Lenders have agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to the Obligors. In addition, one or more of the Lenders may from time to time enter into Interest Rate Protection Agreements. The Credit Agreement, the Notes referred to therein, any Interest Rate Protection Agreement and the other documents, instruments and agreements contemplated thereby as they may be amended or otherwise modified form time to time, shall hereinafter be referred to as "Senior Obligation Documents". For purposes of this Subordination Agreement, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          Pursuant to the terms of the Management Agreements, the Subordinated Creditors have agreed to render management, supervisory and other services to the Obligors, and the Obligors have agreed to pay Management Fees (as defined in the Credit Agreement) as provided in the Management Agreements to the Subordinated Creditors. The obligations of the Obligors to pay the Management Fees together with all other amounts payable to the Subordinated Creditors in connection therewith are hereinafter referred to as the "Subordinated Obligations". Any agreement evidencing the Subordinated Obligations including the Management Agreements or any other related agreement are hereinafter referred to as "Junior Obligation Documents".

          In order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, the Subordinated Creditors have agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          (1)  Agreement to Subordinate.  The Subordinated
Creditors agree that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Obligor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Administrative Agent or the Lenders, all obligations to reimburse or indemnify the Administrative Agent and the Lenders in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior Obligation Documents in the nature of a "workout" or otherwise.

          The expressions "prior payment in full", "payment in full, "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents shall mean the indefeasible payment in full, in cash, of all of the Senior Obligations and the termination of the Commitments.

          (2)  Restrictions on Payment of the Subordinated
Obligations, etc. The Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligors, in cash or other property, by setoff, by realizing upon collateral, foreclosing on any lien or otherwise, by exercise of any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full; provided, however, that the Subordinated Creditors may receive, and the Obligors may pay the Subordinated Obligations upon the terms set forth in the Junior Obligation Documents so long as (i) (x) at the time of making such payment and immediately after giving effect thereto, no "Event of Default" (as such term is defined in the Senior Obligation Documents) or event which with notice and/or passage of time would constitute an Event of Default shall have occurred and be continuing and (y) such payment would not violate Section 3 of this Agreement or clauses (i) or
(ii) of Section 6.24 of the Credit Agreement and (ii) such payment would not violate Section 3 of this Agreement or clause (iii) of Section 6.24 of the Credit Agreement. The Obligors will not make any payment of any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Agreement. The Subordinated Creditors expressly agree that, unless and until such time as the Loans shall be accelerated, any payment in respect to the Subordinated Obligations which is made in violation of the provisions of this Subordination Agreement shall be deemed to be deferred until such time as payment can be made in compliance with this Subordination Agreement and the Obligors shall not be in default under any of the Junior Obligation Documents by reason thereof.

          Each Subordinated Creditor further acknowledges and agrees that it will not take any collateral of the Obligors unless and until the Senior Obligations have been paid in full.

          (3) Additional Provisions Concerning Subordination. The Subordinated Creditors and the Obligors agree as follows:

               In the event of (i) any dissolution, winding up, liquidation or reorganization of any Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of such Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of such Obligor or otherwise); or (ii) any Event of Default which has not been waived or cured or an event which with notice and/or passage of time would constitute an Event of Default which has not been waived or cured, or acceleration of maturity regarding the Subordinated Obligations:

all Senior Obligations shall first be paid to the Administrative Agent for the benefit of the Lenders in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated Obligations, and before any other action described in Sections 2 and 4 hereof is taken by the Subordinated Creditors; and

any payment or distribution of assets of any Obligor, whether in cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by such Obligor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Administrative Agent for the benefit of the Lenders, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Lenders before any payment or distribution is made to the Subordinated Creditors;

  In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against any Obligor:

  the Administrative Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation to, (i) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this Section 3 and give acquittance therefor, (ii) file claims and proofs of claim in respect of the Subordinated Obligations, but only if the Subordinated Creditors have not filed such claims or proofs of claim with respect to the Subordinated Obligations before the expiration of the time to file such, and (iii) take such other action as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent and the Lenders hereunder; and

  the Subordinated Creditors will duly and promptly take such action as the Administrative Agent may reasonably request to collect the Subordinated Obligations for the account of the Lenders and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

All payments or distributions upon or with respect to the Subordinated Obligations which are received by the Subordinated Creditors contrary to the provisions of this Agreement shall be deemed to be the property of the Lenders, shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

            The Subordinated Creditors hereby waive any requirement for marshalling of assets by the Administrative Agent in connection with any foreclosure of any lien of the Lenders under the Senior Obligation Documents;

          (e) The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the Administrative Agent's or the Lenders' rights under the Senior Obligation Documents; and

          (f) The Administrative Agent is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          (4) Subrogation. The Subordinated Creditors agree that no payment or distribution to the Administrative Agent and/or the Lenders pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

          (5) No Negotiable Instruments. The Subordinated Creditors and the Obligors agree that at no time hereafter will any part of the Subordinated Obligations be represented by any negotiable instruments or other writings.

          6.   Legend.  Each of the Subordinated Creditors and the
Obligors will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any mortgage or security document relating thereto to include or have endorsed thereon the following provision:

               "The indebtedness evidenced or secured by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination Agreement dated as of March 15, 1995 by and among (i) UCA Corp., Adelphia Cable T.V., Inc., Lorain Cable Television, Inc., Multi-Channel T.V. Cable Company of Virginia, Van Buren County Cablevision, Inc., Grand Island Cable, Inc., UltraCom of Montgomery County, Inc. and their respective Restricted Subsidiaries, (ii) Adelphia Cablevision, Inc. and Chelsea Communications, Inc. and (iii) First Union National Bank of North Carolina, as Administrative Agent."

          7. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Administrative
Agent:

          (a) Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the indebtedness owed to the Subordinated Creditors or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

          (b) Permit the terms of the Junior Obligation Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordination provisions, increase the principal amount thereof, increase the interest payable thereon, change any payment date thereunder or accept any collateral;

          (c) Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action described in Section 2 hereof; or

          (d) Commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in Section 3(a) hereof.

          8. Obligations Unconditional. All rights and interests of the Administrative Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditors and the Obligors hereunder, shall remain in full force and effect irrespective of:

          (a) Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

          (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

          (c) Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations;

          (d) Any other circumstances which might otherwise constitute a defense available to, or a discharge of, either the Obligors in respect of the Senior Obligations or of the Subordinated Creditors or the Obligors in respect of this Agreement; or

          (e)  Further subordinate the Subordinated Obligations.

          9. Additional Agreements and Waivers by the Subordinated Creditors. The Subordinated Creditors waive, to the fullest extent permitted by law, any right to request marshalling of assets or equitable subordination (whether under or pursuant to 11 U.S.C. 510 or otherwise) and any right to assert that the Administrative Agent or any Lender has in any way failed to comply with the provisions of the UCC, including the provisions of Article 9 thereof.

          10.  Representations and Warranties.  Each Subordinated
Creditor hereby represents and warrants that:

          (i) such Subordinated Creditor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

         (ii) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Creditor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

        (iii) the execution, delivery and performance of this Agreement will not violate any provision of any Applicable Law or any agreement to which such Subordinated Creditor is a party;

         (iv) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any partner, stockholder or creditor of such Subordinated Creditor) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

          (v) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Subordinated Creditor, threatened by or against such Subordinated Creditor with respect to this Agreement;

         (vi) the agreements governing the Subordinated Obligations of such Subordinated Creditor do not and will not contain (A) any default which is triggered by (I) a default under any other agreements to which any Obligor is a party or (II) any other Indebtedness of any Obligor being declared due and payable prior to its stated maturity or
     (B) without limiting clause (A) above, any covenants or events of default which are more strict than those contained in the Credit Agreement; and

        (vii) such Subordinated Creditor is an Affiliate of the Obligors and has received and reviewed a copy of the Credit Agreement.

          11. Addition or Replacement of Manager. To the extent permitted by the Credit Agreement, any Affiliate of the Obligors may become a "Subordinated Creditor" under this Agreement by executing and delivering to the Administrative Agent a Supplement to this Agreement in the form attached hereto as Exhibit A.

          12. Further Assurances. The Subordinated Creditors and the Obligors will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

          13. Expenses. The Obligors agree to pay to the Administrative Agent, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Administrative Agent, which the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the Administrative Agent or the Lenders hereunder.

          14. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as set forth on the signature pages hereof or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 14. All such demands, notices, and other communications shall be effective when received or five business days after mailing, whichever is earlier.

          15.  SERVICE OF PROCESS.  EACH OF THE SUBORDINATED CREDITORS
AND THE OBLIGORS (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATES OF NEW YORK AND NORTH CAROLINA AND THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGORS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS OR THE OBLIGORS THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGORS OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS, THE OBLIGORS OR THEIR RESPECTIVE ASSETS MAY BE FOUND. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, EACH SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL OR TELEGRAPH TO ANY SUBORDINATED CREDITOR OR ANY OBLIGOR OF THE FILING OF EACH SUIT, ACTION OR PROCEEDING SHALL BE DEEMED SUFFICIENT NOTICE THEREOF.

          16. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS
SECTION 16 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          17.  Miscellaneous.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligors and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall be binding on the Subordinated Creditors and the Obligors and their respective successors and assigns including without limitation any holders of the instruments evidencing the Subordinated Obligations.

          (e) This Agreement, and any modifications or amendments hereto, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

          (f) This Agreement and any amendment or agreement required hereunder shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.



          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                              UCA CORP.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              ADELPHIA CABLE T.V., INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              LORAIN CABLE TELEVISION, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              MULTI-CHANNEL T.V. CABLE COMPANY
                              OF VIRGINIA


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              VAN BUREN COUNTY CABLEVISION, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              GRAND ISLAND CABLE, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              ULTRACOM OF MONTGOMERY COUNTY, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              ULTRACOM OF MARPLE, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              ULTRACOM OF LANSDALE, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              ADELPHIA CABLEVISION, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              CHELSEA COMMUNICATIONS, INC.


                              By_________________________
                                Name:
                                Title:
                                Address: 5 West Third Street
                                         Coudersport, PA 16915


                              FIRST UNION NATIONAL BANK OF
                                 NORTH CAROLINA, as
Executed in                      Administrative Agent
New York, New York
on ____________, 1995

                              By_________________________
                                Name:
                                Title:
                                Address: One First Union Center
                                         301 S. College Street
                                         Charlotte, NC 28288

                                                  EXHIBIT A
                                                  TO MANAGEMENT
                                                  SUBORDINATION
                                                  AGREEMENT


FORM OF
SUPPLEMENT TO MANAGEMENT SUBORDINATION AGREEMENT
                        DATED AS OF MARCH 15, 1995


          WHEREAS, UCA CORP. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), UltraCom of Montgomery County, Inc. ("UltraCom") and certain of their respective subsidiaries from time to time party thereto (the "Restricted Subsidiaries"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom being referred to herein collectively as the "Obligors" and individually as an "Obligor") are party to a Credit, Security and Guaranty Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and First Union National Bank of North Carolina, as administrative agent for the Lenders (in such capacity, the "Administrative Agent");

          WHEREAS, the Obligors are party to a Management Subordination Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Affiliate Subordination Agreement") among the Obligors, the subordinated creditors referred to therein (the "Subordinated Creditors") and the Administrative Agent;

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined in the Credit Agreement) to the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, [Insert Name] (the "New Manager") wishes to become a Manager under [describe Management Agreement];

          WHEREAS, it is a condition precedent to the right of the Obligors to enter into the Management Agreement with the New Manager that the New Manager shall have become a party to the Agreement in the manner provided for herein;


          WHEREAS, the undersigned wishes to become a "Subordinated Creditor" under the Agreement; and

          WHEREAS, the Agreement provides that certain Affiliates of a Borrower may become a Subordinated Creditor under the Agreement by executing and delivering to the Administrative Agent a supplement in substantially the form of this Supplement;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          The undersigned agrees to be bound by all of the provisions of the Agreement applicable to a Subordinated Creditor thereunder and agrees that it shall, on the date this Supplement is accepted by the Administrative Agent, become a Subordinated Creditor, for all purposes of the Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

          Terms defined in the Agreement shall have their defined meanings when used herein.



          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.



[INSERT NAME OF SUBORDINATED
   CREDITOR]


By:_______________________________
   Name:
   Title:
   Address:




ACKNOWLEDGED AND ACCEPTED
this ____ day of ______________

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA, as
  Administrative Agent



By:
   Name:
   Title:










































                                                                EXHIBIT F-2



                 FORM OF AFFILIATE SUBORDINATION AGREEMENT


SUBORDINATION AGREEMENT dated as of March 15, 1995 among (i) UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island") and UltraCom of Montgomery County, Inc. ("UltraCom") and their respective Restricted Subsidiaries which are party to the Credit Agreement (as hereinafter defined) (such Restricted Subsidiaries together with UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom being referred to herein collectively as the "Obligors" and individually as an "Obligor"), (ii) Adelphia Communications Corporation, a Delaware corporation ("Adelphia") and Adelphia Cablevision, Inc., a Pennsylvania corporation ("ACI"; collectively with Adelphia, the "Subordinated Creditors") and (iii) First Union National Bank of North Carolina, as administrative agent for the Lenders referenced herein (in such capacity, the "Administrative Agent").


                          Introductory Statement

          Pursuant to the terms of a Credit, Security and Guaranty
Agreement dated as of March 15, 1995 among the Obligors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and the Administrative Agent (the "Credit Agreement") the Lenders have agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to the Obligors. In addition, one or more of the Lenders may from time to time enter into Interest Rate Protection Agreements. The Credit Agreement, the Notes referred to therein, any Interest Rate Protection Agreement and the other documents, instruments and agreements contemplated thereby as they may be amended or otherwise modified form time to time, shall hereinafter be referred to as "Senior Obligation Documents". For purposes of this Subordination Agreement, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          The Subordinated Creditors have made or will make loans (the "Subordinated Loans") to the Obligors up to an aggregate amount of $40,000,000 (including principal and accrued interest). The obligations of the Obligors to repay the Subordinated Loans together with all interest thereon and all other amounts payable to the Subordinated Creditors in connection therewith are hereinafter referred to as the "Subordinated Obligations". Any agreement evidencing the Subordinated Loans together with any promissory note issued in satisfaction of the obligation to pay interest thereon or any other related agreement are hereinafter referred to as "Junior Obligation Documents".

          In order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, the Subordinated Creditors have agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          (1) Agreement to Subordinate. The Subordinated Creditors agree that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Obligor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Administrative Agent or the Lenders, all obligations to reimburse or indemnify the Administrative Agent and the Lenders in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior Obligation Documents in the nature of a "workout" or otherwise.

          The expressions "prior payment in full", "payment in full, "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents shall mean the indefeasible payment in full, in cash, of all of the Senior Obligations and the termination of the Commitments.

          (2) Restrictions on Payment of the Subordinated Obligations, etc. The Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligors, in cash or other property, by setoff, by realizing upon collateral, foreclosing on any lien or otherwise, by exercise of any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full; provided, however, that the Subordinated Creditors may receive, and the Obligors may pay (but not prepay) interest on the Subordinated Obligations upon the terms set forth in the Junior Obligation Documents so long as (i) at the time of making such payment and immediately after giving effect thereto, no "Event of Default" (as such term is defined in the Senior Obligation Documents) or event which with notice and/or passage of time would constitute an Event of Default shall have occurred and be continuing, (ii) the rate of interest applicable to such Subordinated Obligations does not exceed 10% per annum and (iii) such payment would not violate Section 3 of this Agreement. The Obligors will not make any payment of any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Agreement. The Subordinated Creditors expressly agree that, unless and until such time as the Loans shall be accelerated, any payment in respect to the Subordinated Obligations which is made in violation of the provisions of this Subordination Agreement shall be deemed to be deferred until such time as payment can be made in compliance with this Subordination Agreement and the Obligors shall not be in default under any of the Junior Obligation Documents by reason thereof.

          Each Subordinated Creditor further acknowledges and agrees that it will not take any collateral of the Obligors unless and until the Senior Obligations have been paid in full.

          (3) Additional Provisions Concerning Subordination. The Subordinated Creditors and the Obligors agree as follows:

               In the event of (i) any dissolution, winding up, liquidation or reorganization of any Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of such Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of such Obligor or otherwise); or (ii) any Event of Default which has not been waived or cured or an event which with notice and/or passage of time would constitute an Event of Default which has not been waived or cured, or acceleration of maturity regarding the Subordinated Obligations:

all Senior Obligations shall first be paid to the Administrative Agent for the benefit of the Lenders in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated Obligations, and before any other action described in Sections 2 and 4 hereof is taken by the Subordinated Creditors; and

any payment or distribution of assets of any Obligor, whether in cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by such Obligor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Administrative Agent for the benefit of the Lenders, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Lenders before any payment or distribution is made to the Subordinated Creditors;

            In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against any
Obligor:

  the Administrative Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation to, (i) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this Section 3 and give acquittance therefor, (ii) file claims and proofs of claim in respect of the Subordinated Obligations, but only if the Subordinated Creditors have not filed any claims or proofs of claim with respect to the Subordinated Obligations before the expiration of the time to file such, and (iii) take such other action as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent and the Lenders hereunder; and

  the Subordinated Creditors will duly and promptly take such action as the Administrative Agent may reasonably request to collect the Subordinated Obligations for the account of the Lenders and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

               All payments or distributions upon or with respect to the Subordinated Obligations which are received by the Subordinated Creditors contrary to the provisions of this Agreement shall be deemed to be the property of the Lenders, shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

            The Subordinated Creditors hereby waive any requirement for marshalling of assets by the Administrative Agent in connection with any foreclosure of any lien of the Lenders under the Senior Obligation Documents;

          (e) The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the Administrative Agent's or the Lenders' rights under the Senior Obligation Documents; and

          (f) The Administrative Agent is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          (4) Subrogation. The Subordinated Creditors agree that no payment or distribution to the Administrative Agent and/or the Lenders pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

          (5) No Negotiable Instruments. The Subordinated Creditors and the Obligors agree that at no time hereafter will any part of the Subordinated Obligations be represented by any negotiable instruments or other writings.

          6. Legend. Each of the Subordinated Creditors and the Obligors will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any mortgage or security document relating thereto to include or have endorsed thereon the following provision:

"The principal amount of the indebtedness evidenced or secured by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination Agreement dated as of March 15, 1995 by and among (i) UCA Corp., Adelphia Cable T.V., Inc., Lorain Cable Television, Inc., Multi-Channel T.V. Cable Company of Virginia, Van Buren County Cablevision, Inc., Grand Island Cable, Inc., UltraCom of Montgomery County, Inc. and their respective Restricted Subsidiaries, (ii) Adelphia Comunications Corporation and Adelphia Cablevision, Inc., as Subordinated Creditors and (iii) First Union National Bank of North Carolina, as Administrative Agent."

          7. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Administrative
Agent:

          (a) Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the indebtedness owed to the Subordinated Creditors or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

          (b) Permit the terms of the Junior Obligation Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordination provisions, increase the principal amount thereof, increase the interest payable thereon, change any payment date thereunder or accept any collateral;

          (c) Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action described in Section 2 hereof; or

          (d) Commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in Section 3(a) hereof.

          8. Obligations Unconditional. All rights and interests of the Administrative Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditors and the Obligors hereunder, shall remain in full force and effect irrespective of:

          (a) Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

          (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

          (c) Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

          (d) Any other circumstances which might otherwise constitute a defense available to, or a discharge of, either the Obligors in respect of the Senior Obligations or of the Subordinated Creditors or the Obligors in respect of this Agreement; or

          (e)  Further subordinate the Subordinated Obligations.

          9. Additional Agreements and Waivers by the Subordinated Creditors. The Subordinated Creditors waive, to the fullest extent permitted by law, any right to request marshalling of assets or equitable subordination (whether under or pursuant to 11 U.S.C. 510 or otherwise) and any right to assert that the Administrative Agent or any Lender has in any way failed to comply with the provisions of the Uniform Commercial Code, including the provisions of Article 9 thereof.

          10. Representations and Warranties. Each Subordinated Creditor hereby represents and warrants that:

     (i) such Subordinated Creditor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

    (ii) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Creditor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

   (iii) the execution, delivery and performance of this Agreement will not violate any provision of any Applicable Law or any agreement to which such Subordinated Creditor is a party;

    (iv) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any partner, stockholder or creditor of such Subordinated Creditor) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

     (v) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Subordinated Creditor, threatened by or against such Subordinated Creditor with respect to this Agreement;

    (vi) the agreements governing the Subordinated Obligations of such Subordinated Creditor do not and will not contain (A) any default which is triggered by (I) a default under any other agreements to which any Obligor is a party or (II) any other Indebtedness of any Obligor being declared due and payable prior to its stated maturity or (B) without limiting clause (A) above, any covenants or events of default which are more strict than those contained in the Credit Agreement; and

   (vii) such Subordinated Creditor is an Affiliate of the Obligors and the Subordinated Obligations are permitted by Section 6.1 of the Credit Agreement.

          11.  Addition of Obligors and Subordinated
Creditors. Any Restricted Subsidiary of a Borrower may become an "Obligor" under this Agreement by executing and delivering to the Administrative Agent a Supplement to this Agreement in the form attached hereto as Exhibit A. To the extent permitted by the Credit Agreement, any Affiliate of the Obligors may become a "Subordinated Creditor" under this Agreement by executing and delivering to the Administrative Agent a Supplement to this Agreement in the form attached hereto as Exhibit B.

          12. Present Subordinated Obligations. Each of the Subordinated Creditors hereby represents and warrants that the outstanding Subordinated Obligations as of the Closing Date are $0.

          13. Further Assurances. The Subordinated Creditors and the Obligors will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

          14. Expenses. The Obligors agree to pay to the Administrative Agent, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Administrative Agent, which the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the Administrative Agent or the Lenders hereunder.

          15. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as set forth on the signature pages hereof or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 15. All such demands, notices, and other communications shall be effective when received or five business days after mailing, whichever is earlier.

          16. SERVICE OF PROCESS. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATES OF NEW YORK AND NORTH CAROLINA AND THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGORS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS OR THE OBLIGORS THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGORS OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS, THE OBLIGORS OR THEIR RESPECTIVE ASSETS MAY BE FOUND. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGORS FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, EACH SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL OR TELEGRAPH TO ANY SUBORDINATED CREDITOR OR ANY OBLIGOR OF THE FILING OF EACH SUIT, ACTION OR PROCEEDING SHALL BE DEEMED SUFFICIENT NOTICE THEREOF.

          17. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS
SECTION 17 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          18.  Miscellaneous.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligors and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall be binding on the Subordinated Creditors and the Obligors and their respective successors and assigns including without limitation any holders of the instruments evidencing the Subordinated Obligations.

          (e) This Agreement, and any modifications or amendments hereto, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

          (f) This Agreement and any supplement or agreement required hereunder shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.



          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                   UCA CORP.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   ADELPHIA CABLE T.V., INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   LORAIN CABLE TELEVISION, INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   MULTI-CHANNEL T.V. CABLE
                                      COMPANY OF VIRGINIA


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   VAN BUREN COUNTY
                                     CABLEVISION, INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   GRAND ISLAND CABLE, INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   ULTRACOM OF MONTGOMERY COUNTY,
                                     INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915

                                   ADELPHIA COMMUNICATIONS
                                     CORPORATION


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915


                                   ADELPHIA CABLEVISION, INC.


                                   By_________________________
                                     Name:
                                     Title:
                                     Address: 5 West Third Street
                                              Coudersport, PA 16915



                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as
                                      Administrative Agent


Executed in New York, New
York on ____________, 1995

                                   By_________________________
                                     Name:
                                     Title:
                                     Address: One First Union Center
                                              301 S. College Street
                                              Charlotte, NC  28288

                                                  EXHIBIT A
                                                  TO AFFILIATE
                                                  SUBORDINATION
                                                  AGREEMENT


                                 FORM OF
SUPPLEMENT TO AFFILIATE SUBORDINATION AGREEMENT
                        DATED AS OF _________, 1995


          WHEREAS, UCA CORP. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), UltraCom of Montgomery County, Inc. ("UltraCom") and certain of their respective subsidiaries from time to time party thereto (the "Restricted Subsidiaries"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom being referred to herein collectively as the "Obligors" and individually as an "Obligor") are party to a Credit, Security and Guaranty Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and First Union National Bank of North Carolina, as administrative agent for the Lenders (in such capacity, the "Administrative Agent");

          WHEREAS, the Obligors are party to an Affiliate Subordination Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Affiliate Subordination Agreement") among the Obligors, the subordinated creditors referred to therein (the "Subordinated Creditors") and the Administrative Agent;

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined in the Credit Agreement) to the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to subsection 6.1(f) of the Credit Agreement, the Obligors may borrow up to an aggregate amount of $40,000,000 (including principal and accrued interest) at any one time outstanding from the Subordinated Creditors;

          WHEREAS, it is a condition precedent to the right of the Obligors to borrow from the Subordinated Creditors that (i) each Restricted Subsidiary which makes any such borrowing shall be or become a party to this Agreement in the manner provided for herein and (ii) each Affiliate from which any such borrowing is made shall have become a party to the Agreement in the manner provided for herein;

          WHEREAS, the undersigned wishes to become an "Obligor" under the Agreement; and

           WHEREAS, the Agreement provides that any Restricted Subsidiary of a Borrower may become an Obligor under the Agreement by executing and delivering to the Administrative Agent a supplement in substantially the form of this Supplement;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          The undersigned agrees to be bound by all of the provisions of the Agreement applicable to an Obligor thereunder and agrees that it shall, on the date this Supplement is accepted by the Administrative Agent, become an Obligor, for all purposes of the Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

          Terms defined in the Agreement shall have their defined meanings when used herein.



          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.



[INSERT NAME OF OBLIGOR]



By:_______________________________
   Name:
   Title:
   Address:


ACKNOWLEDGED AND ACCEPTED
this ____ day of _____________

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA, as
  Administrative Agent



By:
   Name:
   Title:
                                                  EXHIBIT B
                                                  TO AFFILIATE
                                                  SUBORDINATION
                                                  AGREEMENT

                         FORM OF
              SUPPLEMENT TO AFFILIATE SUBORDINATION AGREEMENT
                     DATED AS OF                , 1995


          WHEREAS, UCA CORP. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), UltraCom of Montgomery County, Inc. ("UltraCom") and certain of their respective subsidiaries from time to time party thereto (the "Restricted Subsidiaries"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren, Grand Island and UltraCom being referred to herein collectively as the "Obligors" and individually as an "Obligor") are party to a Credit, Security and Guaranty Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligors, the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and First Union National Bank of North Carolina, as administrative agent for the Lenders (in such capacity, the "Administrative Agent");

          WHEREAS, the Obligors are party to an Affiliate Subordination Agreement dated as of March 15, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Affiliate Subordination Agreement") among the Obligors, the subordinated creditors referred to therein (the "Subordinated Creditors" and the Administrative Agent;

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined in the Credit Agreement) to the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to subsection 6.1(f) of the Credit Agreement, the Obligors may borrow up to an aggregate amount of $40,000,000 (including principal and accrued interest) at any one time outstanding from the Subordinated Creditors;

          WHEREAS, it is a condition precedent to the right of the Obligors to borrow from the Subordinated Creditors that (i) each Restricted Subsidiary which makes any such borrowing shall be or become a party to this Agreement in the manner provided for herein and (ii) each Affiliate from which any such borrowing is made shall have become a party to the Agreement in the manner provided for herein;

          WHEREAS, the undersigned wishes to become a "Subordinated Creditor" under the Agreement; and

           WHEREAS, the Agreement provides that to the extent permitted by the Credit Agreement an Affiliate of the Obligors may become a Subordinated Creditor under the Agreement by executing and delivering to the Administrative Agent a supplement in substantially the form of this Supplement;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          The undersigned agrees to be bound by all of the provisions of the Agreement applicable to a Subordinated Creditor thereunder and agrees that it shall, on the date this Supplement is accepted by the Administrative Agent, become a Subordinated Creditor, for all purposes of the Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

          Terms defined in the Agreement shall have their defined meanings when used herein.



          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.




[INSERT NAME OF SUBORDINATED
   CREDITOR]


By:_______________________________
   Name:
   Title:
   Address:



ACKNOWLEDGED AND ACCEPTED
this ____ day of ______________

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA, as
  Administrative Agent



By:
   Name:
   Title:














                                                      EXHIBIT G


                    FORM OF QUARTERLY SUBSCRIBER REPORT



                                        [Date]





First Union National Bank
  of North Carolina,
  as Administrative Agent
One First Union Center
301 S. College Street
Charlotte, NC  28288

Attention:

Re:  Operating Report for Fiscal Quarter Ended [Date]

Gentlemen:

          Reference is made to the Credit, Security and Guaranty Agreement dated as of March 15, 1995 among UCA Corp. ("UCA"), Adelphia Cable T.V., Inc. ("ACTV"), Lorain Cable Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island"), UltraCom of Montgomery County, Inc., ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Restricted Subsidiaries of the Borrowers as Guarantors, the Lenders referred to therein, Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and First Union National Bank of North Carolina, as Administrative Agent (the "Credit Agreement", as it may be amended or modified from time to time). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          Presented below are the operating statistics for the Borrowers and certain of their respective Restricted Subsidiaries for the fiscal quarter ended [insert date]:


                       Homes     Basic          Pay
Borrower               Passed Subscribers    Subscribers

UCA
ACTV
Lorain
Multi-Channel
Van Buren
Grand Island
UltraCom
[Add operating
 Subsidiaries]



Sincerely,



UCA CORP.

By_____________________________
  Name:
  Title:



ADELPHIA CABLE T.V., INC.


By_____________________________
  Name:
  Title:


LORAIN CABLE TELEVISION, INC.


By_____________________________
  Name:
  Title:


MULTI-CHANNEL T.V. CABLE
 COMPANY OF VIRGINIA


By_____________________________
  Name:
  Title:


VAN BUREN COUNTY CABLEVISION, INC.


By_____________________________
  Name:
  Title:


GRAND ISLAND CABLE, INC.


By_____________________________
  Name:
  Title:


ULTRACOM OF MONTGOMERY COUNTY, INC.


By_____________________________
  Name:
  Title:











                                                      EXHIBIT H


                      FORM OF CONTRIBUTION AGREEMENT



          This CONTRIBUTION AGREEMENT (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Agreement") is entered into as of March 15, 1995 by and among UCA Corp. ("UCA"), Adelphia Cable T.V. Inc. ("ACTV"), Lorain Television, Inc. ("Lorain"), Multi-Channel T.V. Cable Company of Virginia ("Multi-Channel"), Van Buren County Cablevision, Inc. ("Van Buren"), Grand Island Cable, Inc. ("Grand Island") and UltraCom of Montgomery County, Inc. ("UltraCom"; together with UCA, ACTV, Lorain, Multi-Channel, Van Buren and Grand Island being referred to herein collectively as the "Borrowers" and individually as a "Borrower") and the Restricted Subsidiaries which are party to the Credit Agreement (as hereinafter defined) and are listed on the signature pages hereof (such Restricted Subsidiaries together with the Borrowers being referred to herein collectively as the "Contributors" and individually as a "Contributor") for the purpose of establishing the respective rights and obligations of contribution among the Contributors in connection with the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.


                                 Recitals


          WHEREAS, the Contributors have entered into a Credit, Security and Guaranty Agreement dated as of March 15, 1995, with the lenders referred to therein (the "Lenders"), Societe Generale, PNC Bank, National Association, First Union National Bank of North Carolina and Credit Lyonnais Cayman Island Branch, as Managing Agents, Societe Generale, as Structuring Agent, PNC Bank, National Association, as Syndication Agent, Credit Lyonnais Cayman Island Branch, as Documentation Agent and First Union National Bank of North Carolina, as Administrative Agent (said agreement, as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), pursuant to which (i) the Lenders have made certain commitments, subject to the terms and conditions set forth therein, to extend a credit facility to the Borrowers and (ii) the Contributors have guaranteed the Obligations (such term being used herein as defined in the Credit Agreement) of the Borrowers;

          WHEREAS, pursuant to the Credit Agreement, the Contributors have granted to the Administrative Agent for the benefit of the Lenders a security interest in the Collateral as security for their respective obligations under the Credit Agreement;

          WHEREAS, as a result of the transactions contemplated by the Credit Agreement, the Contributors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into this Agreement to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by a Contributor under the Credit Agreement or the Administrative Agent (on behalf of the Lenders) exercises recourse against any of the Collateral owned by a Contributor (such payment or recourse being referred to herein as a "Contribution");

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Contributors hereby agree as follows:

          SECTION 1. Contribution. In order to provide for just and equitable contribution among the Contributors in the event any Contribution is made by a Contributor (a "Funding Contributor") under the Credit Agreement, that Funding Contributor shall be entitled to a contribution from certain other Contributors for all payments, damages and expenses incurred by that Funding Contributor in discharging any of the Obligations, in the manner and to the extent set forth in this Agreement. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Contributor pursuant to the Credit Agreement or the fair saleable value of the Funding Contributor's portion of the Collateral against which recourse is exercised, and shall be determined as of the date on which such payment is made or recourse is exercised, as the case may be.

          SECTION 2. Benefit Amount Defined. For purposes of this Agreement, the "Benefit Amount" of any Contributor as of any date of determination shall be the net value of the benefits to such Contributor from extensions of credit made by the Lenders to the Borrowers under the Credit Agreement. Such benefits (collectively, the "Benefits") shall include, without limitation, benefits of funds constituting proceeds of Loans which are advanced to a Borrower by the Lenders and which are in turn advanced or contributed by such Borrower to such Contributor. In the case of any proceeds of Loans or Benefits advanced or contributed to, or received by, a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Contributor, the Benefit Amount of such Contributor with respect thereto shall be that portion of the net value of the benefits attributable to such proceeds of Loans or Benefits equal to the direct or indirect percentage ownership of such Contributor in its Owned Entity.

          SECTION 3. Contribution Obligation. Each Contributor shall be liable to a Funding Contributor in an amount equal to the greater of (A) the product of (i) a fraction the numerator of which is the Benefit Amount of such Contributor, and the denominator of which is the total amount of Obligations and (ii) the amount of Obligations paid by such Funding Contributor and (B) 95% of the excess of the fair saleable value of the property of such Contributor over the total liabilities of such Contributor (including the maximum amount reasonably expected to become due in respect of contingent liabilities), as the case may be, determined as of the date on which the payment by a Funding Contributor is deemed made for purposes of this Agreement or any recourse is exercised against a Funding Contributor's portion of the Collateral, as the case may be (giving effect to all payments made by other Funding Contributors and to the exercise of recourse against any other Funding Contributor's portion of the Collateral as of such date in a manner to maximize the amount of such contributions).

          SECTION 4. Allocation. In the event that at any time there exists more than one Funding Contributor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Contributors pursuant to this Agreement shall be allocated among such Funding Contributors in proportion to the total amount of the Contribution made for or on account of the Borrowers by each such Funding Contributor pursuant to the Applicable Contribution. In the event that at any time any Contributor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Section 3 hereof, that Contributor shall be deemed to be a Funding Contributor to the extent of such excess and shall be entitled to contribution from the other Contributors in accordance with the provisions of this Agreement.

          SECTION 5. Subrogation. Any payments made hereunder by a Borrower shall be credited against amounts payable by such Borrower pursuant to any subrogation rights of the Contributors which received the payments under this Agreement.

          SECTION 6. Preservation of Rights. This Agreement shall not limit any right which any Contributor may have against any other Person which is not a party hereto.

          SECTION 7. Subsidiary Payment. The amount of contribution payable under this Agreement by any Contributor shall be reduced by the amount of any contribution paid hereunder by a Restricted Subsidiary of such Contributor.

          SECTION 8. Equitable Allocation. If as a result of any reorganization, recapitalization, or other corporate change in any Borrower or any Affiliate or Restricted Subsidiary of any Borrower, or as a result of any amendment, waiver or modification of the terms and conditions governing the Credit Agreement or the Obligations, or for any other reason, the contributions under this Agreement become inequitable, the parties hereto shall promptly modify and amend this Agreement to provide for an equitable allocation of the contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all parties hereto.

          SECTION 9. Asset of Party to Which Contribution is Owing. The parties hereto acknowledge that the right to contribution hereunder shall constitute an asset in favor of the party to which such contribution is owing.

          SECTION 10. Subordination. No payments payable by a Contributor pursuant to the terms hereof shall be paid until all Obligations then due and payable by the Borrowers to any Lender, are paid in full in cash and the Commitments are terminated. Nothing contained in this Agreement shall affect the Obligations or the obligations of any party hereto to any Lender under the Credit Agreement or any other Fundamental Document.

          SECTION 11. Successors and Assigns; Amendments. This Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, and in the event of any transfer or assignment of rights by a Contributor, the rights and privileges herein conferred upon that Contributor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and condition hereof. Except as specifically required under Section 8, this Agreement shall not be amended without the prior written consent of the Required Lenders.

          SECTION 12. Termination. This Agreement shall remain in effect and shall not be terminated until the Credit Agreement has been discharged or otherwise satisfied in accordance with its respective terms.

          SECTION 13. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 14.  Counterparts.  This Agreement, and any
modifications or amendments hereto, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 15. Effectiveness. This Agreement shall become effective as to any party upon the execution hereof by such party and delivery of its executed counterpart to the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

UCA CORP.


By_________________________________
  Name:
  Title:


ADELPHIA CABLE T.V., INC.


By_________________________________
  Name:
  Title:


LORAIN CABLE TELEVISION, INC.


By_________________________________
  Name:
  Title:


MULTI-CHANNEL T.V. CABLE COMPANY
   OF VIRGINIA


By_________________________________
  Name:
  Title:


VAN BUREN COUNTY CABLEVISION, INC.


By_________________________________
  Name:
  Title:


GRAND ISLAND CABLE, INC.


By_________________________________
  Name:
  Title:


ULTRACOM OF MONTGOMERY COUNTY, INC.


By_________________________________
  Name:
  Title:


ULTRACOM OF MARPLE, INC.


By_________________________________
  Name:
  Title:


ULTRACOM OF LANSDALE, INC.


By_________________________________
  Name:
  Title:




                               SCHEDULE 3.3


                 Required Filings, Governmental Approvals




                                   None

                               SCHEDULE 3.6

                               Subsidiaries


A.   Subsidiaries of Adelphia Cable T.V. Inc.

          None

B.   Subsidiaries of Grand Island Cable, Inc.

          None

C.   Subsidiaries of Multi-Channel T.V. Cable Company of Virginia

          None

D.   Subsidiaries of Van Buren County Cablevision, Inc.

          None

E.   Subsidiaries of Lorain Cable Television, Inc.

          None

F.   Subsidiaries of UCA Corp.

                                            Issued and
               Jurisdiction                 Outstanding
               of            Authorized     Ownership of
Name           Incorporation Capitalization Capital Stock

UltraCom of    Pennsylvania  1,000 shares of     100 shares -
Marple, Inc.                 Common Stock,  Stock Certificate
                             Par Value of   No. 10
                             $1.00

UltraCom of    Pennsylvania  100,000 shares      80 shares -
Montgomery                   of Common Stock,    Stock Certificate
County, Inc.                 No Par Value   No. 1;
                                            20 shares -
                                            Stock Certificate
                                            No. 3

G.     Subsidiaries of UltraCom of Montgomery County, Inc.

                                            Issued and
               Jurisdiction                 Outstanding
               of            Authorized     Ownership of
Name           Incorporation Capitalization Capital Stock

UltraCom of    Pennsylvania  1,000 shares of     80 shares -
Lansdale,                    Common Stock,  Stock Certificate
Inc.                         Par value of   No. 3;
                             $1.00          20 shares -
                                            Stock Certificate
                                            No. 4

Lorain Cable   Ohio          10,000 shares of    5,000 shares of Common
Television,                  Common Stock,  Stock - Stock
Inc.                         Par Value of   Certificate No. 14
                             of $100.00

                             10,000 shares of
                             Preferred Stock,
                             Par Value of
                             $1,000.00


Multi-Channel  Delaware      1,000 shares of     1,000 shares -
T.V. Cable                   Common Stock,  Stock Certificate
Company of                   Par Value of   No. 4
Virginia                     $0.01

Van Buren      Michigan      50,000 shares  5,000 shares -
County                       of Common Stock,    Stock Certificate
Cablevision,                 Par Value of   No. 10
Inc.                         $1.00

                               SCHEDULE 3.7


                            Proprietary Rights




                                   None

                               SCHEDULE 3.8


                             Fictitious Names




Each Borrower and all Restricted Subsidiaries conduct business under the following fictitious name:

                       Adelphia Cable Communications

                               SCHEDULE 3.10


                 Executive Offices/Location of Collateral




A. The chief executive office of each Borrower and each Guarantor is located at:

    5 West Third Street
    Coudersport, PA  16915


B.  Location of Collateral:

    1.   UCA Corp.

         1) Delaware County, Pennsylvania
         2) Montgomery County, Pennsylvania
         3) Potter County, Pennsylvania


    2.   UltraCom of Lansdale, Inc.

         1) Montgomery County, Pennsylvania
         2) Potter County, Pennsylvania


    3.   UltraCom of Marple, Inc.

         1) Delaware County, Pennsylvania
         2) Potter County, Pennsylvania


    4.   UltraCom of Montgomery County, Inc.

         1) Montgomery County, Pennsylvania
         2) Potter County, Pennsylvania


    5.   Adelphia Cable T.V., Inc.

         1) Lawrence County, Pennsylvania
         2) Beaver County, Pennsylvania
         3) Potter County, Pennsylvania


    6.   Lorain Cable Television, Inc.

         1) Potter County, Pennsylvania
         2) Lorain County, Ohio


    7.   Multi-Channel T.V. Cable Company of Virginia

         1) Potter County, Pennsylvania
         2) Augusta County, Virginia
         3) Albemarle County, Virginia

    8.   Van Buren County Cablevision, Inc.

         1) Potter County, Pennsylvania
         2) Van Buren County, Michigan
         3) Kalamazoo County, Michigan


    9.   Grand Island Cable, Inc.

         1) Potter County, Pennsylvania
         2) Erie County, New York
         3) Granville County, North Carolina
         4) Franklin County, North Carolina

                               SCHEDULE 3.11


                                Litigation



The Cable Television Consumer Protection and Competition Act of 1992 (the "Cable Act") provides that municipal franchising authorities have the jurisdiction to regulate the rates that a cable operator may charge for basic tier services and equipment. A limited number of franchising authorities have exercised their jurisdiction with regard to cable systems operated by Adelphia Cable T.V., Inc., UCA Corp., UltraCom of Lansdale, Inc., UltraCom of Marple, Inc., UltraCom of Montgomery County, Inc., Lorain Cable Television, Inc., Van Buren County Cablevision, Inc., Multi-Channel T.V. Cable Company of Virginia and Grand Island Cable, Inc. (the "Companies").

There have been no material adverse determinations by any of the franchising authorities. The Cable Act also provides that the FCC has the jurisdiction to regulate the rates that a cable operator may charge for certain non-basic tier services and equipment, upon the filing by a cable system subscriber of an appropriate complaint with the FCC. A limited number of subscribers served by the Companies have filed complaints with the FCC. As of this date, the FCC has not ruled on these complaints. However, the FCC's Cable Services Bureau has found that two cable systems, ultimately owned and controlled by Adelphia Communications Corporation, one serving Dade County, Florida and one serving Charlottesville, Virginia, may be liable for refunds, because the system offered certain services as "a la carte," unregulated services that the Bureau has determined were, as a legal matter, regulated services. At least some of the cable systems operated by the Companies have offered services in a manner similar or identical to the manner employed in Dade County and Charlottesville. Both of the Bureau's decisions have been appealed to the full Commission, which presently is considering the matters. The Companies are preparing for submission to the FCC materials to justify the Companies' current rates.









                           SCHEDULE 3.16



Adelphia Communications Corporation maintains the Adelphia Communications Corporation Savings and Retirement Plan. This Plan is a tax-qualified, defined contribution plan with a pre-tax "401(k)" savings feature and an annual maximum employer "matching" contribution of $750 per participant.

                               SCHEDULE 3.18


                   Existing Indebtedness and Guaranties



Outstanding Indebtedness pursuant to the Credit Agreement dated as of March 14, 1989 by and among UCA Corp. and Adelphia Cable T.V., Inc., as the Borrowers, First Union National Bank of North Carolina, The Bank of Nova Scotia and First Pennsylvania Bank, N.A., as the Banks, and First Union National Bank of North Carolina, as the Agent. The Indebtedness will be refinanced at the closing in accordance with the Agreement.

                               SCHEDULE 3.20


                         Environmental Liabilities




                                   None

                             SCHEDULE 3.22(a)

                          Systems and Franchises

A. The Borrower and their Restricted Subsidiaries operate the following systems pursuant to the following franchises:

     1.   UCA Corp.

          Franchise                     Expiration Date

          Township of Marple, PA        08/08/2007



     2.   Ultracom of Lansdale, Inc.

          Franchise                     Expiration Date

          Borough of Lansdale, PA       11/16/1993*



     3.   Ultracom of Marple, Inc.

          Franchise                     Expiration Date

          Township of Haverford, PA     12/13/2005


     4.   Ultracom of Montgomery County, Inc.

          Franchise                     Expiration Date

          Borough of Hatboro, PA        07/16/1994*
          Township of Horsham, PA       05/25/1994*
          Township of Montgomery, PA    10/17/2004
          Borough of North Wales, PA    10/25/1993*
          Township of Towamencin, PA    02/05/1994*
          Township of Upper Dublin, PA  07/08/1995
          Township of Upper Gwynedd, PA 12/27/2004


     5.   Adelphia Cable T.V., Inc.

          Franchise                     Expiration Date

          Borough of South New Castle, PA         10/16/2009
          City of New Castle, PA        10/01/2009
          Township of Hickory, PA       07/11/1998
          Township of Mahoning, PA      01/01/1999
          Township of Neshannock, PA    01/01/1996
          Township of Plain Grove, PA   12/12/2002
          Township of Scott, PA         08/07/1999
          Township of Shenango, PA      06/12/1997
          Township of Union, PA         05/25/1998




     * Renewal Pending
          Township of Washington, PA    10/08/2000
          Township of Wilmington, PA    06/10/1999
          Borough of Beaver, PA         10/08/1995
          Borough of Bridgewater, PA    09/10/1995
          Borough of East Rochester, PA 09/11/2004
          Borough of Freedom, PA        08/15/2004
          Borough of Monaca, PA         04/14/1996
          Borough of Rochester, PA      11/04/1995
          Township of Rochester, PA     08/21/2004
          Township of Vanport, PA       12/17/2004


     6.   Van Buren County Cablevision, Inc.

          Franchise                     Expiration Date

          Township of Almena, MI        03/20/2006
          Township of Antwerp, MI       07/07/1998
          Township of Decatur, MI       05/10/1998
          Township of Hamilton, MI      06/24/1998
          Township of Lawrence, MI      04/12/1999
          Township of Oshtemo, MI       06/10/1997
          Township of Paw Paw, MI       06/08/1998
          Township of Porter, MI        09/12/2005
          Township of Texas, MI         02/23/1997
          Township of Waverly, MI       07/07/1998
          Village of Decatur, MI        09/22/1995
          Village of Lawton, MI         07/12/2003
          Village of Mattawan, MI       09/01/2003
          Village of Paw Paw, MI        07/09/2003

     7.   Grand Island Cable, Inc.

          Franchise                     Expiration Date

          Town of Grand Island, NY      11/25/1995
          City of Oxford, NC            07/01/2000
          Granville County, NC          05/05/2001
          Town of Stovall, NC           11/23/2013
          Town of Louisburg, NC         02/12/2009

     8.   Lorain Cable Television, Inc.

          Franchise                     Expiration Date

          City of Lorain, OH            10/15/1999
          Township of Sheffield, OH     10/22/1999

     9.   Multi-Channel T.V. Cable Company of Virginia

          Franchise                     Expiration Date

          Town of Craigsville, VA       04/15/2003

B.   FCC Licenses

     1.   UCA Corp.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    WK37           09/18/2001



     2.   Ultracom of Lansdale, Inc.

          None



     3.   Ultracom of Marple, Inc.

          None



     4.   Ultracom of Montgomery County, Inc.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    WM38           05/29/2002
          TVRO Earth Station    E940507        09/21/2004



     5.   Adelphia Cable T.V., Inc.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    E880113        12/09/1998



     6.   Van Buren County Cablevision, Inc.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    E5265          02/18/2003
          TVRO Earth Station    E6302          10/07/2003
          Business Radio Station              KNFQ571         05/05/1997
          Business Radio Station              WNIJ438         04/21/1997



     7.   Grand Island Cable, Inc.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    E859968        10/11/1995
          TVRO Earth Station    E7802          10/12/2004
          TVRO Earth Station    E880060        12/04/1997





     8.   Lorain Cable Television, Inc.

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    E4478          07/30/2002
          Business Radio Station              WPCI360         05/28/1998
          Business Radio Station              WNNQ605         02/22/1999



     9.   Multi-Channel T.V. Cable Company of Virginia

          Type of License       Call Sign     Expiration Date

          TVRO Earth Station    E880965        10/07/1998

                             SCHEDULE 3.22(d)


Grand Island is in the process of obtaining the consents of the Town of Stovall, North Carolina and the City of Oxford, North Carolina to the merger of Oxford Cable Television, Inc., a North Carolina corporation, with and into Grand Island. Nonetheless, the Borrowers are substantially in compliance with the terms of such franchises.

                             SCHEDULE 3.22(f)


The Cable Television Consumer Protection and Competition Act of 1992 (the "Cable Act") provides that municipal franchising authorities have the jurisdiction to regulate the rates that a cable operator may charge for basic tier services and equipment. A limited number of franchising authorities have exercised their jurisdiction with regard to cable systems operated by Adelphia Cable T.V., Inc., UCA Corp., UltraCom of Lansdale, Inc., UltraCom of Marple, Inc., UltraCom of Montgomery County, Inc., Lorain Cable Television, Inc., Van Buren County Cablevision, Inc., Multi-Channel T.V. Cable Company of Virginia and Grand Island Cable, Inc. (the "Companies").

There have been no material adverse determinations by any of the franchising authorities. The Cable Act also provides that the FCC has the jurisdiction to regulate the rates that a cable operator may charge for certain non-basic tier services and equipment, upon the filing by a cable system subscriber of an appropriate complaint with the FCC. A limited number of subscribers served by the Companies have filed complaints with the FCC. As of this date, the FCC has not ruled on these complaints. However, the FCC's Cable Services Bureau has found that two cable systems, ultimately owned and controlled by Adelphia Communications Corporation, one serving Dade County, Florida and one serving Charlottesville, Virginia, may be liable for refunds, because the system offered certain services as "a la carte," unregulated services that the Bureau has determined were, as a legal matter, regulated services. At least some of the cable systems operated by the Companies have offered services in a manner similar or identical to the manner employed in Dade County and Charlottesville. Both of the Bureau's decisions have been appealed to the full Commission, which presently is considering the matters. The Companies are preparing for submission to the FCC materials to justify the Companies' current rates.















                               SCHEDULE 6.6


                              Existing Liens


The following UCC financing statements are on file with the Pennsylvania Secretary of Commonwealth:



                Filing    Filing      Secured
                Date      Number      Party           Collateral

UCA Corporation 11/27/91 20290750 Commonwealth Bank LAT-28-15 VSM
                                                      Lift All
                                                      Telescope
                                                     Aerial Device

UCA Corporation 11/27/91 20290751 Commonwealth Bank LAT-28-15 VSM
                                                      Lift All
                                                     Telescope
                                                    Aerial Device

                                  SCHEDULE 6.12


               Existing Restrictions on Subsidiary Dividends
                          and Other Distributions




                                   None